EXHIBIT 10.2

CONFIDENTIAL PORTIONS OMITTED

LICENSE AGREEMENT

This LICENSE AGREEMENT (this “Agreement”) is entered into as of August 1, 2008 by and between DMRC Corporation, a Delaware corporation, and its Affiliates (“DMRC”), and L-1 Identity Solutions Operating Company, a Delaware corporation, and its Affiliates (the “Company”).

RECITALS

WHEREAS, L-1 Identity Solutions, Inc., a Delaware Corporation (“L-1 Identity Solutions”), Dolomite Acquisition Co., a Delaware corporation and wholly-owned subsidiary of L-1 Identity Solutions and Digimarc Corporation, a Delaware corporation (“Digimarc Corporation”), are parties to that certain Amended and Restated Agreement and Plan of Merger, dated as of June 29, 2008, as amended (the “Merger Agreement”), pursuant to which, among other things, Digimarc Corporation will become a wholly-owned subsidiary of L-1 Identity Solutions;

WHEREAS, as contemplated by the Merger Agreement, Digimarc Corporation, DMRC and DMRC LLC, a Delaware limited liability company and wholly-owned subsidiary of Digimarc Corporation (“DMRC LLC”) are parties to that certain Separation Agreement, dated as of August 1, 2008 (the “Separation Agreement”), in accordance with which, among other things, Digimarc Corporation is transferring or causing to be transferred to DMRC LLC or a DMRC Subsidiary (as defined in the Separation Agreement) certain assets on the Restructuring Date (as defined in the Separation Agreement);

WHEREAS, following the Distribution (as defined in the Separation Agreement) or the Trust Transfer (as defined in the Separation Agreement), as applicable, DMRC LLC will merge with and into DMRC pursuant to the DMRC Merger Agreement (as defined in the Separation Agreement);

WHEREAS, as contemplated by the Merger Agreement and in connection with the Separation Agreement and the Restructuring (as defined in the Separation Agreement), the Company desires certain licenses to the DMRC Patents, the IDMarc Software and the Digimarc Marks (each as defined below), and DMRC desires to grant such licenses to the Company on the terms and conditions set forth below; and

WHEREAS, as contemplated by the Merger Agreement and in connection with the Separation Agreement and the Restructuring, DMRC desires a certain license to the Company Patents (as defined below), and the Company desires to grant such license to DMRC on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the mutual promises contained herein and in the Merger Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Company and DMRC, the Company and DMRC agree as follows:

1.                                     DEFINITIONS

1.1                                “Acceptance Time” shall have the meaning set forth in the Merger Agreement.

1.2                                “Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, or is controlled by, or is under common control with, such Person.  For this purpose, “control” (including, without limitation, with its correlative meanings, “controlled by,” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise.

1.3                                “Company Patents” means all: (a) U.S. and foreign patents and patent applications owned by Digimarc Corporation as of the Distribution Date (as defined in the Separation Agreement) or the Trust Transfer Date (as defined in the Separation Agreement), as applicable, including, without limitation, the patents and patent applications set forth on Schedule A attached hereto; (b) continuations, continuations-in-part (but only to the extent of any claims therein that are entitled to claim priority from any of the foregoing in subclause (a) above), divisionals, provisionals, substitutes, reissues, re-examinations, extensions or renewals of any of the foregoing in subclause (a) above, and all patents issuing from any of the foregoing in this subclause (b); and (c) foreign patents or patent applications that are entitled to claim priority from any patent or patent application in subclause (a) above.

1.4                                “Digimarc Marks” means the Marks set forth on Schedule B attached hereto and all applications, registrations, renewals and extensions therefor.

1.5                                “Digital Watermarking Field” means digital watermarking, media fingerprinting (pattern recognition but not including any biometric identifiers), digital rights management and other media management approaches.

1.6                                “DMRC Digital Watermarking Platform” means DMRC’s proprietary digital watermarking platform.

1.7                                “DMRC Patents” means all: (a) U.S. and foreign patents and patent applications owned by DMRC as of the Distribution Date or the Trust Transfer Date, as applicable, including, without limitation, the patents and patent applications set forth on Schedule E-H attached hereto; (b) continuations, continuations-in-part (but only to the extent of any claims therein that are entitled to claim priority from any of the foregoing in subclause (a) above), divisionals, provisionals, substitutes, reissues, re-examinations, extensions or renewals of any of the foregoing in subclause (a) above, and all patents issuing from any of the foregoing in this subclause (b); and (c) foreign patents or patent applications that are entitled to claim priority from any patent or patent application in subclause (a) above.

1.8                                “IDMarc Software” means (a) the software application product in object code format set forth on Schedule C attached hereto and documentation related thereto, as such software application product in object code format and documentation exist as of the Distribution Date or the Trust Transfer Date, as applicable, and (b) all bug fixes and workarounds to errors in such application product created or developed by or for DMRC in connection with the training and technical assistance to be provided by DMRC to the Company pursuant to Section 2.2(c) below.

1.9                                “IDMarc Source Code” means the source code of the IDMarc Software and documentation related thereto, as such source code and documentation exist as of the Distribution Date or the Trust Transfer Date, as applicable.  For the avoidance of doubt, IDMarc Source Code does not include the source code of the DMRC Digital Watermarking Platform.

1.10                          “Person” means an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity, including, without limitation, a governmental authority.

1.11                          “Prior Agreements” means the agreements set forth on Schedule D hereto, the terms and conditions of which were in effect prior to the date of the Merger Agreement and include a patent license under any of the DMRC Patents within the Secure ID Field, which agreements Digimarc Corporation entered into prior to the date of the Merger Agreement and, in accordance with the Separation Agreement, has assigned to DMRC.  Schedule D includes, to the extent not precluded by confidentiality obligations to a third party, the scope of the licenses granted by Digimarc Corporation in each such agreement with respect to any DMRC Patents, IDMarc Software and/or IDMarc Source Code and the expiration date of each such license.

1.12                          “Secure ID Field” means domestic or international: driver licenses, passports, national, federal, state or local government identity cards and any other national, federal, state or local government issued credentials.

2.                                     LICENSE GRANTS TO THE COMPANY

2.1                                License to DMRC Patents.  Subject to the terms and conditions of this Agreement, DMRC grants to the Company, under the DMRC Patents, a worldwide, fully paid-up, royalty-free, perpetual, irrevocable license to make, have made, develop, have developed, use, have used, sell, have sold, offer to sell, have offered to sell, import, have imported, export, have exported and otherwise exploit and have exploited any products and services, and practice and have practiced any method, solely within the Secure ID Field.

The foregoing license granted in this Section 2.1 is exclusive for a period of five (5) years from the Acceptance Time, except to the extent of, and during the duration of, any license under any of the DMRC Patents granted by Digimarc Corporation to a third party under any Prior Agreement, which license includes the right for such third party to exercise such license within the Secure ID Field. After such five (5) year period, this license shall become non-exclusive.

The foregoing license granted in this Section 2.1 is sublicensable on a standalone basis without DMRC’s prior written consent.

2.2                                IDMarc Software.

(a)                                 License.  Subject to the terms and conditions of this Agreement, DMRC grants to the Company, under DMRC’s rights in the IDMarc Software, a worldwide, fully paid-up, royalty-free, perpetual, irrevocable license to:

(i)                                     use, have used, reproduce, have reproduced, perform, have performed, display, have displayed and otherwise exploit and have exploited the IDMarc Software in object code format in the Secure ID Field;

(ii)                                  use, have used and reproduce and have reproduced the IDMarc Source Code in connection with the Company’s exercise of the license granted in the foregoing clause (i) of this Section 2.2(a) in the Secure ID Field;

(iii)                               modify and have modified, and create and have created derivative works of, the IDMarc Source Code in connection with the Company’s exercise of the license granted in the foregoing clause (i) of this Section 2.2(a) in the Secure ID Field (“IDMarc Derivative Works”); and

(iv)                              use, have used, reproduce, have reproduced, perform, have performed, display, have displayed and otherwise exploit and have exploited IDMarc Derivative Works in the Secure ID Field.

The foregoing license granted in this Section 2.2(a) is exclusive.

The license rights granted in the foregoing subclauses (i) and (iv) in this Section 2.2(a) are sublicensable through multiple tiers of sublicensees without DMRC’s consent.

The Company may not grant any sublicenses under the license rights granted in the foregoing subclauses (ii) or (iii) in this Section 2.2(a) without DMRC’s prior written consent.

(b)                                Delivery.  Within ten (10) business days after the Acceptance Time, DMRC shall deliver to the Company, in a format and manner mutually agreed upon by both parties in writing, a complete and accurate copy of (i) the IDMarc Software in object code format (and documentation therefor) and (ii) the IDMarc Source Code (and documentation therefor).

(c)                                 Training and Technical Assistance.  DMRC shall provide to the Company reasonable training and technical assistance sufficient to enable the Company to use and market the IDMarc Software and IDMarc Source Code.

(d)                                Service Terms and Conditions.  DMRC and the Company agree that any maintenance and support services by DMRC with respect to the IDMarc Software, any customization services by DMRC related to the IDMarc Software, IDMarc Source Code and/or DMRC Digital Watermarking Platform, any other services by DMRC related to the IDMarc Software, IDMarc Source Code and/or DMRC Digital Watermarking Platform (other than the training and technical assistance to be provided by DMRC to the Company pursuant to Section 2.2(c) above), and any research, development, engineering, quality assurance, preparing, obtaining and maintaining jointly owned patents, project management, reporting, and such other services or activities as the parties may mutually agree shall be provided by DMRC in accordance with this Agreement and the Service Terms and Conditions attached hereto as Schedule I (“Service Terms and Conditions”).

2.3                                License to Digimarc Marks.  Subject to the terms and conditions of this Agreement, DMRC grants to the Company under DMRC’s rights in the Digimarc Marks, a non-exclusive, worldwide, fully paid-up, royalty-free, irrevocable, non-sublicensable license to use and have used the Digimarc Marks in the Secure ID Field for a period of one (1) year after the Acceptance Time (or such longer period of time as the parties may mutually agree in writing); except that the Company shall have no obligation to remove, terminate, decommission or otherwise cease, desist or retract usage of any of the Digimarc Marks that are associated with any data, documents, hardware, software, products or services directly or indirectly manufactured, sold, licensed, distributed or otherwise exploited by Digimarc Corporation or any representative of Digimarc Corporation prior to the Acceptance Time.

Although the foregoing license in this Section 2.3 is for a period of one (1) year, the parties agree that such license is a transition license and that the Company will use good faith efforts to stop using the Digimarc Marks as soon as reasonably practical after the Acceptance Time.

Any use of the Digimarc Marks by the Company under the license granted in this Section 2.3 will be in substantially the same manner as the use of the Digimarc Marks immediately prior to the Acceptance Time, unless otherwise agreed by the Company and DMRC in writing.  The Company will maintain the quality of the products and services offered under the Digimarc Marks at least at the level of quality of Digimarc Corporation’s products and services in the Secure ID Field immediately prior to the Acceptance Time.

Any goodwill arising out of or relating to the Company’s use of the Digimarc Marks shall inure to the sole benefit of DMRC.  The Company shall execute any documents reasonably requested by DMRC to evidence DMRC’s ownership of such Digimarc Marks on DMRC’s request.

2.4                                Reservation of Rights by DMRC.  All rights not expressly granted by DMRC to the Company in this Article 2 or in any Statement of Work under the Service Terms and Conditions are reserved by DMRC.  Without limiting the generality of the foregoing sentence, the Company acknowledges and agrees that nothing in this Agreement shall be construed or interpreted as a grant, by implication or otherwise, of any license to the Company other than the licenses set forth in Section 2.1, Section 2.2(a) and Section 2.3 above and any licenses set forth in any Statement of Work.

3.                                     LICENSE GRANT TO DMRC

3.1                                License to Company Patents.  Subject to the terms and conditions of this Agreement, the Company grants to DMRC, under the Company Patents, a worldwide, fully paid-up, royalty-free, perpetual, irrevocable license to make, have made, develop, have developed, use, have used, sell, have sold, offer to sell, have offered to sell, import, have imported, export, have exported and otherwise exploit and have exploited any products and services, and practice and have practiced any method, solely within the Digital Watermarking Field.

Subject to the following paragraph in this Section 3.1, the foregoing license granted in this Section 3.1 is sublicensable on a standalone basis without the Company’s prior written consent.

During the five (5)-year period immediately following the Acceptance Time: (a) DMRC shall include in any standalone patent license agreement pursuant to which DMRC grants any third party a patent license under any of the DMRC Patents and/or a patent sublicense under any of the Company Patents specific language to the effect that such license and/or sublicense, as the case may be, does not grant such third party any express or implied patent rights in the Secure ID Field; and (b) DMRC’s right to grant sublicenses on a standalone basis is subject to Section 4.10 (Non-Competition and Non-Solicitation) of the Separation Agreement.

3.2                                Reservation of Rights by the Company.  All rights not expressly granted by the Company to DMRC in this Article 3 are reserved by the Company.  Without limiting the generality of the foregoing sentence, DMRC acknowledges and agrees that nothing in this Agreement shall be construed or interpreted as a grant, by implication or otherwise, of any license to DMRC other than the license set forth in Section 3.1 above.

4.                                     OWNERSHIP

4.1                                Ownership by DMRC.  As between the parties, subject to the licenses granted by DMRC to the Company under Section 2.1, Section 2.2(a) and Section 2.3 above, DMRC retains and owns all right, title and interest in and to the DMRC Patents, IDMarc Software, IDMarc Source Code, DMRC Digital Watermarking Platform and Digimarc Marks.

4.2                                Ownership by the Company.  As between the parties, subject to the license granted by the Company to DMRC under Section 3.1 above, the Company retains and owns all right, title and interest in and to all (a) Company Patents and (b) IDMarc Derivative Works (subject to DMRC’s ownership of the underlying original IDMarc Software and IDMarc Source Code as set forth in Section 4.1 above).

5.                                     PROSECUTION AND MAINTENANCE; ENFORCEMENT

5.1                                Prosecution and Maintenance.

(a)                         Prosecution and Maintenance of the DMRC Patents.  As between the parties, DMRC shall be responsible for filing, prosecuting and maintaining the DMRC Patents, at its sole expense and discretion.  The parties acknowledge and agree that DMRC shall not be obligated to prosecute or maintain any patent or patent application included in the DMRC Patents.

(b)                        Prosecution and Maintenance of the Company Patents.  As between the parties, the Company shall be responsible for filing, prosecuting and maintaining the Company Patents, at its sole cost and discretion.  The parties acknowledge and agree that the Company shall not be obligated to prosecute or maintain any patent or patent application included in the Company Patents.

5.2                                Third Party Infringement; Enforcement.  Each party shall reasonably promptly notify the other party in writing of any actual or reasonably suspected infringement of which such party becomes aware of (a) any DMRC Patent or the IDMarc Software by a third party in the Secure ID Field or (b) any Company Patent by a third party in the Digital Watermarking Field.  Nothing in this Agreement or otherwise shall obligate either party to police the DMRC Patents, Company Patents or IDMarc Software or otherwise attempt to discover or investigate any third party infringement thereof.  The parties agree to discuss in good faith the possible resolution or abatement of any such infringement of any DMRC Patent or the IDMarc Software in the Secure ID Field or any Company Patent in the Digital Watermarking Field; provided, however, that (i) DMRC shall not be obligated to take any action against any third party with respect to any actual or alleged infringement of any DMRC Patent or the IDMarc Software, which action, if taken at all, shall be in DMRC’s sole discretion and (ii) the Company shall not be obligated to take any action against any third party with respect to any actual or alleged infringement of any Company Patent, which action, if taken at all, shall be in the Company’s sole discretion.

6.                                     TERM

6.1                                Term.  This Agreement shall become effective at the Acceptance Time and shall continue in full force and effect in perpetuity, except that:

(a)                         the license granted by DMRC in Section 2.1 above with respect to the DMRC Patents shall terminate upon the expiration of the last-to-expire of the DMRC Patents;

(b)                        the license granted by DMRC in Section 2.3 above with respect to the Digimarc Marks shall terminate one (1) year (or such longer period of time as the parties may mutually agree in writing) after the Acceptance Time, except as otherwise expressly set forth in Section 2.3; and

(c)                         the license granted by the Company in Section 3.1 above with respect to the Company Patents shall terminate upon the expiration of the last-to-expire of the Company Patents.

7.                                     WARRANTY DISCLAIMER

AS BETWEEN THE COMPANY AND DMRC, (A) NEITHER THE COMPANY NOR DMRC MAKES ANY REPRESENTATION OR WARRANTY OF ANY KIND WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, THE COMPANY PATENTS (IN THE CASE OF THE COMPANY) OR THE DMRC PATENTS, THE IDMARC SOFTWARE, THE IDMARC SOURCE CODE, THE DMRC DIGITAL WATERMARKING PLATFORM OR THE DIGIMARC MARKS (IN THE CASE OF DMRC)), (B) THE COMPANY SPECIFICALLY DISCLAIMS ANY EXPRESS OR IMPLIED WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE COMPANY PATENTS AND (C) DMRC SPECIFICALLY DISCLAIMS ANY EXPRESS OR IMPLIED WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE DMRC PATENTS, THE IDMARC SOFTWARE, THE IDMARC SOURCE CODE, THE DMRC DIGITAL WATERMARKING PLATFORM OR THE DIGIMARC MARKS.

8.                                     LIMITATION OF LIABILITY

NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT OR OTHERWISE, IN NO EVENT SHALL THE COMPANY OR DMRC BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR ANY (A) CONSEQUENTIAL, INDIRECT, INCIDENTAL OR SPECIAL DAMAGES OR (B) LOST PROFITS OR LOST BUSINESS, EVEN IF THE REMEDIES PROVIDED FOR IN THIS AGREEMENT FAIL OF THEIR ESSENTIAL PURPOSE AND EVEN IF EITHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

9.                                     CONFIDENTIALITY

9.1                                Confidential Information.  “Confidential Information” means any confidential or proprietary information of a party, including, without limitation, know-how, trade secrets, algorithms, source code, specifications, methods of processing, manufacture and production, techniques, research, development, inventions (whether or not patentable or reduced or practice), ideas, concepts, drawings and schematics.  Without limiting the generality of the foregoing, the parties acknowledge and agree that (a) the unpublished patent applications included in the DMRC Patents and the IDMarc Source Code are Confidential Information of DMRC and (b) the unpublished patent applications included in the Company Patents and the IDMarc Derivative Works are Confidential Information of the Company.

9.2                                Confidentiality Obligations.  Each party (the “Receiving Party”) that receives or otherwise obtains Confidential Information of the other party (the “Disclosing Party”) agrees to (a) keep the Disclosing Party’s Confidential Information confidential and not disclose or make available any of the Disclosing Party’s Confidential Information to any third party without the prior written consent of the Disclosing Party (except in accordance with clause (d) or clause (e) below in this Section 9.2), (b) use the Disclosing Party’s Confidential Information only as necessary to perform its obligations and exercise its rights under this Agreement, (c) use at least the same degree of care in keeping the Disclosing Party’s Confidential Information confidential as it uses for its own Confidential Information of a similar nature (but in no event less than a reasonable degree of care), (d) limit access to the Disclosing Party’s Confidential Information to the Receiving Party’s Affiliates and authorized sublicensees who have a need to access or know such Confidential Information for the purpose of exercising such Affiliate’s or sublicensee’s rights under this Agreement or the applicable sublicenses, as the case may be, provided that such Affiliate or sublicensee is bound in writing to confidentiality obligations at least as protective of the Confidential Information of the Disclosing Party as the confidentiality provisions of this Agreement, and (e) limit access to the Disclosing Party’s Confidential Information to its employees and contractors, and cause each of its Affiliates and sublicensees to limit access to the Receiving Party’s Confidential Information to its respective employees and contractors, who have a need to access or know such Confidential Information for the purpose of the Receiving Party, such Affiliate or such sublicensee to exercise its rights under this Agreement or the applicable sublicense, as the case may be, provided that such employees and contractors are bound in writing to confidentiality obligations at least as protective of the Confidential Information of the Disclosing Party as the confidentiality provisions of this Agreement.  Except as otherwise expressly provided in this Agreement, nothing in this Agreement is intended to grant to a party any rights in or to any Confidential Information of the other party.

9.3                                Exceptions.  The Receiving Party shall not be obligated under Section 9.2 above with respect to any information the Receiving Party can document (a) is or, through no improper action or inaction by the Receiving Party or any Affiliate, employee, consultant or advisor of the Receiving Party, becomes generally available and known to the public, (b) was rightfully in its possession or known by it without any obligation of confidentiality prior to receipt from the Disclosing Party, (c) was rightfully disclosed to it without restriction by a third party that, to the Receiving Party’s knowledge, was authorized to make such disclosure, (d) was independently developed by the Receiving Party without the use of or reference to any Confidential Information of the Disclosing Party or (e) is disclosed by the Disclosing Party to a third party without restriction on such third party’s rights to disclose or use the same.  Notwithstanding the foregoing in this Section 9.3, all Confidential Information of Digimarc Corporation existing prior to the Restructuring Date and transferred by Digimarc Corporation to DMRC in accordance with the Separation Agreement shall, for the purpose of this Agreement, be deemed the Confidential Information of DMRC, and the exceptions in clause (b) and clause (d) in this Section 9.3 above will not be applicable thereto.

9.4                                Disclosure Required by Law.  In the event the Receiving Party is requested or required by law, regulation or judicial process to disclose any Confidential Information of the Disclosing Party, the Receiving Party shall provide reasonable advance written notice to the Disclosing Party of any such request or requirement so that the Disclosing Party may seek confidential treatment of such Confidential Information prior to its disclosure (whether through protective orders or otherwise).  If, in the absence of a protective order, other confidential treatment or waiver under this Agreement, the Receiving Party is advised by its legal counsel that such Receiving Party is legally required to disclose such Confidential Information, the Receiving Party may disclose such Confidential Information without liability under this Agreement, provided that the Receiving Party exercises commercially reasonable efforts to obtain reliable assurances that confidential treatment will be accorded any such Confidential Information prior to its disclosure and discloses only the minimum amount of such Confidential Information necessary to comply with such legal requirements.

10.                              MISCELLANEOUS

10.1                          Assignment.  Except as set forth in any other Transaction Agreement (as defined in the Separation Agreement), neither this Agreement nor any of the rights, interests or obligations under this Agreement will be assigned, in whole or in part, by operation of Law (as defined in the Merger Agreement) or otherwise, by either of the parties without the prior written consent of the other party, except (a) for assignments in connection with the acquisition of beneficial ownership of fifty percent (50%) or more of the voting securities of such party, including by way of merger or any other business combination, or the sale of all or substantially all assets of such party, and (b) that either party may assign any or all of its rights, interests or obligations under this Agreement to any one or more of its direct or indirect wholly owned Subsidiaries (as defined in the Merger Agreement) or DMRC Subsidiaries (as defined in the Separation Agreement); provided that no such assignment will relieve the assigning party from any of its obligations under this Agreement.  Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by the Company and DMRC and their respective successors and assigns.

10.2                          Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, applicable to contracts executed in and to be performed entirely within that State.

10.3                          Amendment.  Except as otherwise permitted herein, this Agreement and its provisions may be amended, supplemented, changed, discharged, modified or terminated only by a writing signed by both parties hereto.

10.4                          Waiver.  No waiver of any provision of this Agreement shall be effective unless made in writing and signed by both of the parties hereto.  The waiver by either party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach, and no failure by either party to exercise any right or privilege hereunder shall be deemed a waiver of such party’s rights or privileges hereunder or shall be deemed a waiver of such party’s rights to exercise the same at any subsequent time or times hereunder.

10.5                          Notices.  All notices, requests and other communications to a party hereunder shall be in writing and shall be deemed given if delivered personally, facsimiled (which is confirmed), sent by email (with a return receipt) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses:

If to the Company, to:

L-1 Identity Solutions Operating Company

c/o L-1 Identity Solutions, Inc.

177 Broad Street

Stamford, CT 06901

Attention: Mark Molina

Facsimile: (203) 504-1104

E-mail: mmolina@L1ID.com

with copies (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, NY 10153

Attention: Marita A. Makinen

Facsimile: (212) 310-8007

E-mail: marita.makinen@weil.com

and

Weil, Gotshal & Manges LLP

201 Redwood Shores Parkway

Redwood Shores, CA 94065

Attention: Kyle C. Krpata

Facsimile: (802) 650-3100

E-mail: kyle.krpata@weil.com

If to DMRC, to:

DMRC Corporation

9405 SW Gemini Drive

Beaverton, OR 97008

Attention: Robert Chamness, Secretary and Chief Legal Officer

Facsimile: (503) 469-4771

E-mail: Robert.Chamness@Company.com

or such other address or facsimile number as either party may hereafter specify by like notice to the other party hereto.  All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 pm in the place of receipt and such day is a business day in the place of receipt.  Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

10.6                          Entire Agreement; Third-Party Beneficiaries.  This Agreement (including the Schedules hereto and other agreements referred to herein) (a) constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (b) except as expressly set forth in this Agreement, is not intended to and shall not confer upon any person or entity other than the parties hereto any rights or remedies hereunder.

10.7                          Independent Contractor.  Each party hereto is acting as, and shall be considered, an independent contractor, and no relationship of partnership, joint venture, employment, franchise, agency or similar arrangement is being created pursuant to or by virtue of this Agreement.

10.8                          No Authority to Bind Other Party.  In no event shall either party have any authority to negotiate or enter into any contract or commitment for or on behalf of, or in the name of, the other party, or otherwise possess any authority to bind such other party in matters of contract, indebtedness or otherwise, without the prior written approval in each instance of such other party.  Neither party shall represent itself as having any such authority, express or implied, from the other party.

10.9                          Severability.  If any term or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of law or public policy, all other terms, provisions and conditions of this Agreement shall nevertheless remain in full force and effect.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

10.10                    Remedies Cumulative.  The rights and remedies available under this Agreement or otherwise available shall be cumulative of all other rights and remedies and may be exercised successively.

10.11                    Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

10.12                    Headings.  The headings in this Agreement are for convenience of reference only and shall not affect or be utilized in construing or interpreting this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

L-1 IDENTITY SOLUTIONS
OPERATING COMPANY

By:	/s/ Robert V. La Penta
	Name:	Robert V. LaPenta
	Title:	President and Chief Executive
Officer

DMRC CORPORATION

By:	/s/ Robert Chamness
	Name:	Robert Chamness
	Title:	Chief Legal Officer and
Secretary

Schedule A

Company Patents

Docket Number	Country	Case Type	Relation Type	Filing Type	Status	Application Number	Application Date	Patent Number	Issue Date	Title

P0540X	United States	Regular	Original Filing	National	Filed	09/090,067	6/3/1998			IDENTIFICATION DOCUMENT WITH DOCUMENT SPECIFIC REDUCED SCALE PRINTING

P0559X	European Patent Convention	Regular	Original Filing	European Patent Case	Filed	99919968	4/21/1999			APPARATUS AND METHOD FOR APPLYING HEAT BONDABLE LAMINA TO A SUBSTRATE

P0560X	Japan	Regular	Original Filing	Patent Cooperation Treaty	Filed	2000-548143	4/21/1999			APPARATUS AND METHOD FOR APPLYING HEAT BONDABLE LAMINA TO A SUBSTRATE

P0692X-CA	Canada	Regular	Original Filing	National	Filed	2462105	10/2/2002			USE OF PEARLESCENT AND OTHER PIGMENTS TO CREATE SECURITY DOCUMENT

P0692X-EP	European Patent Convention	Regular	Original Filing	European Patent Case	Filed	2797041.7	10/2/2002			USE OF PEARLESCENT AND OTHER PIGMENTS TO CREATE SECURITY DOCUMENT

Docket Number	Country	Case Type	Relation Type	Filing Type	Status	Application Number	Application Date	Patent Number	Issue Date	Title

P0712X-CA	Canada	Regular	Original Filing	National	Filed	2469956	12/23/2002			CONTACT SMART CARDS HAVING A DOCUMENT CORE, CONTACTLESS SMART CARDS INCLUDING MULTI-LAYERED STRUCTURE, PET-BASED IDENTIFICATION DOCUMENT, AND METHODS OF MAKING SAME

P0712X-EP	European Patent Convention	Regular	Original Filing	European Patent Case	Filed	2797484.9	12/23/2002			CONTACT SMART CARDS HAVING A DOCUMENT CORE, CONTACTLESS SMART CARDS INCLUDING MULTI-LAYERED STRUCTURE, PET-BASED IDENTIFICATION DOCUMENT, AND METHODS OF MAKING SAME

P0725X-AU	Australia	Regular	Original Filing	National	Filed	2002353174	12/20/2002			LASER ENGRAVING METHODS AND COMPOSITIONS, AND ARTICLES HAVING LASER ENGRAVING THEREON

P0725X-CA	Canada	Regular	Original Filing	National	Filed	2,469,938	12/20/2002			LASER ENGRAVING METHODS AND COMPOSITIONS, AND ARTICLES HAVING LASER ENGRAVING THEREON

P0725X-EP	European Patent Convention	Regular	Original Filing	European Patent Case	Filed	2790154.5	12/20/2002			LASER ENGRAVING METHODS AND COMPOSITIONS, AND ARTICLES HAVING LASER ENGRAVING THEREON

Docket Number	Country	Case Type	Relation Type	Filing Type	Status	Application Number	Application Date	Patent Number	Issue Date	Title

P0729X-EP	European Patent Convention	Regular	Original Filing	European Patent Case	Filed	2805222.3	12/18/2002			MULTIPLE IMAGE SECURITY FEATURES FOR IDENTIFICATION DOCCUMENTS AND METHODS OF MAKING SAME

P0733X-CA	Canada	Regular	Original Filing	National	Filed	2471457	12/24/2002			COVERT VARIABLE INFORMATION ON ID DOCUMENTS AND METHODS OF\nMAKING SAME

P0733X-EP	European Patent Convention	Regular	Original Filing	European Patent Case	Filed	2799332.8	12/24/2002			COVERT VARIABLE INFORMATION ON ID DOCUMENTS AND METHODS OF MAKING SAME

P0791X-CA	Canada	Regular	Original Filing	National	Filed	2476895	2/19/2003			SECURITY METHODS EMPLOYING DRIVERS LICENSES AND OTHER DOCUMENTS

P0791X-EP	European Patent Convention	Regular	Original Filing	European Patent Case	Filed	3713599.3	2/19/2003			SECURITY METHODS EMPLOYING DRIVERS LICENSES AND OTHER DOCUMENTS

P0819X	United States	Converted Provisional	Original Filing	National	Filed	10/411,354	4/9/2003			IMAGE PROCESSING TECHNIQUES FOR PRINTING IDENTIFICATION CARDS AND DOCUMENTS

P0829X-JP	Japan	Regular	Original Filing	National	Filed	2004-503267	5/9/2003			IDENTIFICATION CARD PRINTED WITH JET INKS AND SYSTEMS AND METHODS OF MAKING SAME

Docket Number	Country	Case Type	Relation Type	Filing Type	Status	Application Number	Application Date	Patent Number	Issue Date	Title

P0830X	United States	Regular	Original Filing	National	Filed	10/436,729	5/12/2003			IDENTIFICATION CARD PRINTER ASSEMBLER FOR OVER THE COUNTER CARD ISSUING

P0831X-CA	Canada	Regular	Original Filing	National	Filed	2,482,834	5/12/2003			IDENTIFICATION CARD PRINTER-ASSEMBLER FOR OVER-THE-COUNTER CARD ISSUING

P0831X-EP	European Patent Convention	Regular	Original Filing	European Patent Case	Filed	3736603.6	5/12/2003			IDENTIFICATION CARD PRINTER-ASSEMBLER FOR OVER-THE-COUNTER CARD ISSUING

P0831X-JP	Japan	Regular	Original Filing	National	Filed	2004-504171	5/12/2003			IDENTIFICATION CARD PRINTER-ASSEMBLER FOR OVER-THE-COUNTER CARD ISSUING

P0889X	United States	Regular	Continuation-In-Part	National	Filed	10/677,092	9/30/2003			INCREASING THERMAL CONDUCTIVITY OF HOST POLYMER USED WITH LASER ENGRAVING METHODS AND COMPOSITIONS

P0890X	United States	Regular	Original Filing	National	Filed	10/673,048	9/26/2003			OPTICALLY VARIABLE SECURITY FEATURES HAVING COVERT FORENSIC FEATURES

P0901X	United States	Regular	Original Filing	National	Filed	10/692,463	10/21/2003			DOCUMENT LAMINATE FORMED FROM DIFFERENT POLYESTER MATERIALS

Docket Number	Country	Case Type	Relation Type	Filing Type	Status	Application Number	Application Date	Patent Number	Issue Date	Title

P0910X	United States	Converted Provisional	Original Filing	National	Filed	10/723,240	11/26/2003			SYSTEMS AND METHODS FOR MANAGING AND DETECTING FRAUD IN IMAGE DATABASES USED WITH IDENTIFICATION DOCUMENTS

P0916X	United States	Regular	Original Filing	National	Filed	10/734,614	12/12/2003			PROTECTION OF IDENTIFICATION DOCUMENTS USING OPEN CRYPTOGRAPHY

P0952X	United States	Regular	Continuation	National	Filed	10/803,538	3/17/2004			LASER ENGRAVING METHODS AND COMPOSITIONS, AND ARTICLES HAVING LASER ENGRAVING THEREON

P0973X-CA	Canada	Regular	Original Filing	National	Filed	2,522,551	4/16/2004			THREE DIMENSIONAL DATA STORAGE

P0973X-EP	European Patent Convention	Regular	Original Filing	European Patent Case	Filed	4759933.7	4/16/2004			THREE DIMENSIONAL DATA STORAGE

P0983X	United States	Regular	Continuation	National	Filed	10/836,639	4/29/2004			CONTACT SMART CARDS HAVING A DOCUMENT CORE, CONTACTLESS SMART CARDS INCLUDING MULTI-LAYERED STRUCTURE, PET-BASED IDENTIFICATION DOCUMENT, AND METHODS OF MAKING SAME

Docket Number	Country	Case Type	Relation Type	Filing Type	Status	Application Number	Application Date	Patent Number	Issue Date	Title

P1003X	United States	Regular	Continuation	National	Filed	10/942,321	9/14/2004			LASER ENGRAVING METHODS AND COMPOSITIONS, AND ARTICLES HAVING LASER ENGRAVING THEREON

P1010X	United States	Converted Provisional	Original Filing	National	Filed	10/913,015	8/6/2004			STATISTICAL QUALITY ASSESSMENT OF FINGERPRINTS

P1029X	United States	Converted Provisional	Original Filing	National	Filed	10/954,966	9/29/2004			IDENTIFICATION DOCUMENT WITH THREE DIMENSIONAL IMAGE OF BEARER

P1032X	United States	Converted Provisional	Original Filing	National	Filed	10/965,232	10/13/2004			FRAUD PREVENTION IN ISSUANCE OF IDENTIFICATION CREDENTIALS

P1035X-CA	Canada	Regular	Original Filing	National	Filed	2540227	10/20/2004			DOCUMENT LAMINATE FORMED FROM DIFFERENT POLYESTER MATERIALS

P1035X-EP	European Patent Convention	Regular	Original Filing	European Patent Case	Filed	4795889.7	10/20/2004			DOCUMENT LAMINATE FORMED FROM DIFFERENT POLYESTER MATERIALS

P1038X	United States	Regular	Original Filing	National	Filed	11/025,786	12/28/2004			ID DOCUMENT STRUCTURE WITH PATTERN COATING PROVIDING VARIABLE SECURITY FEATURES

P1045X	United States	Regular	Original Filing	National	Filed	11/096,229	3/30/2005			IMAGE DESTRUCT FEATURE USED WITH IMAGE RECEIVING LAYERS IN SECURE DOCUMENTS

Docket Number	Country	Case Type	Relation Type	Filing Type	Status	Application Number	Application Date	Patent Number	Issue Date	Title

P1046X	United States	Regular	Continuation	National	Filed	10/991,354	11/16/2004			MULTIPLE IMAGE SECURITY FEATURES FOR IDENTIFICATION DOCUMENTS AND METHODS OF MAKING SAME

P1050X	United States	Regular	Continuation	National	Filed	11/007,058	12/7/2004			USE OF PEARLESCENT AND OTHER PIGMENTS TO CREATE A SECURITY DOCUMENT

P1054X	United States	Converted Provisional	Original Filing	National	Filed	11/020,651	12/23/2004			OPTICALLY VARIABLE PERSONALIZED INDICIA FOR IDENTICATION DOCUMENTS

P1079X	United States	Converted Provisional	Original Filing	National	Filed	11/078,655	3/11/2005			TAMPER EVIDENT ADHESIVE AND IDENTIFICATION DOCUMENT INCLUDING SAME

P1087X	United States	Converted Provisional	Original Filing	National	Filed	11/095,923	3/30/2005			HARD COAT AND IMAGE RECEIVING LAYER STRUCTURES FOR IDENTIFICATION DOCUMENTS

P1091X	United States	Converted Provisional	Original Filing	National	Filed	11/106,364	4/13/2005			RETROREFLECTIVE SECURITY FEATURES IN SECURE DOCUMENTS

P1097X	United States	Converted Provisional	Original Filing	National	Filed	11/112,965	4/22/2005			MULTIFUNCTION ALL IN ONE CAPTURE STATION FOR CREATING IDENTIFICATION DOCUMENTS

Docket Number	Country	Case Type	Relation Type	Filing Type	Status	Application Number	Application Date	Patent Number	Issue Date	Title

P1100X	United States	Converted Provisional	Original Filing	National	Filed	11/132,647	5/18/2005			PHOTO ID CARDS AND METHODS OF PRODUCTION

P1103X	United States	Converted Provisional	Original Filing	National	Filed	11/132,709	5/18/2005			BIOMETRICS IN ISSUANCE OF GOVERNMENT DOCUMENTS

P1104X	United States	Converted Provisional	Original Filing	National	Filed	11/132,724	5/18/2005			IMPROVED OFFICIAL DOCUMENTS AND METHODS OF ISSUANCE

P1105X	United States	Converted Provisional	Original Filing	National	Filed	11/132,640	5/18/2005			IMPROVED MOTOR VEHICLE DOCUMENTS

P1106X	United States	Converted Provisional	Original Filing	National	Filed	11/132,646	5/18/2005			MULTISTATE COLLABORATION BETWEEN DEPARTMENTS OF MOTOR VEHICLES

P1108X	United States	Converted Provisional	Original Filing	National	Filed	11/140,613	5/27/2005			IMPROVING STABILITY OF COVERT PIGMENTS

P1133X	United States	Regular	Continuation-In-Part	National	Filed	11/210,458	8/23/2005			IMAGE DESTRUCT FEATURE USED WITH IMAGE RECEIVING LAYERS IN SECURE DOCUMENTS

P1163X-MX	Mexico	Regular	Original Filing	Patent Cooperation Treaty	Filed	MX/a/2007/007949	12/21/2005			ID DOCUMENT STRUCTURE WITH PATTERN COATING PROVIDING VARIABLE SECURITY FEATURES

Docket Number	Country	Case Type	Relation Type	Filing Type	Status	Application Number	Application Date	Patent Number	Issue Date	Title

P1181X	Patent Cooperation Treaty	Regular	Original Filing	Patent Cooperation Treaty	Filed	PCT/US06/10633	3/22/2006			IMAGE DESTRUCT FEATURE USED WITH IMAGE RECEIVING LAYERS IN SECURE DOCUMENTS

P1204X	United States	Regular	Continuation	National	Filed	11/472,507	6/20/2006			COVERT VARIABLE INFORMATION ON ID DOCUMENTS AND METHODS OF MAKING SAME

P1210X	United States	Converted Provisional	Original Filing	National	Filed	11/460,207	7/26/2006			FORENSIC FEATURE FOR SECURE DOCUMENTS

P1211X	United States	Converted Provisional	Original Filing	National	Filed	11/460,129	7/26/2006			INTERLOCKING DOCUMENT SECURITY FEATURES USING INCOMPATIBLE INKS

P1243X	United States	Regular	Continuation	National	Filed	11/567,061	12/5/2006			INK WITH COHESIVE FAILURE AND IDENTIFICATION DOCUMENT INCLUDING SAME

P1251X	United States	Converted Provisional	Original Filing	National	Filed	11/613,891	12/20/2006			METHODS AND SYSTEMS TO HELP DETECT IDENTITY FRAUD

P1272X	United States	Regular	Continuation-In-Part	National	Filed	11/625,665	1/22/2007			SECURE CORE MATERIAL FOR DOCUMENTS

P1303X	United States	Regular	Continuation	National	Filed	11/737,533	4/19/2007			LASER ETCHED SECURITY FEATURES FOR IDENTIFICATION DOCUMENTS AND METHODS OF MAKING SAME

Docket Number	Country	Case Type	Relation Type	Filing Type	Status	Application Number	Application Date	Patent Number	Issue Date	Title

P1320X	United States	Regular	Continuation	National	Filed	11/757,539	6/4/2007			FRAUD DETERRENCE IN CONNECTION WITH IDENTITY DOCUMENTS

P1322X	United States	Regular	Continuation	National	Filed	11/758,609	6/5/2007			THREE DIMENSIONAL DATA STORAGE

P1326X	United States	Converted Provisional	Original Filing	National	Filed	11/765,987	6/20/2007			IMAGE, VIDEO OR AUDIO FILTERING BEFORE BIOMETRIC RECOGNITION

P1337X	United States	Converted Provisional	Original Filing	National	Filed	11/849,168	8/31/2007			LASER MARKING OF PIGMENT LAYERS ON DOCUMENTS

P1338X	Patent Cooperation Treaty	Regular	Original Filing	Patent Cooperation Treaty	Filed	PCT/US07/77450	8/31/2007			LASER MARKING OF PIGMENT LAYERS ON DOCUMENTS

P1340X	United States	Regular	Continuation	National	Filed	11/866,315	10/2/2007			SYSTEMS AND METHODS FOR RECOGNITION OF INDIVIDUALS USING MULTIPLE BIOMETRIC SEARCHES

P1380X	United States	Regular	Continuation	National	Filed	11/963,198	12/21/2007			METHOD AND SYSTEM FOR MONITORING AND PROVIDING NOTIFICATION REGARDING IDENTITY DOCUMENT USAGE

P1406X	United States	Regular	Continuation	National	Filed	12/136,681	6/10/2008			ID DOCUMENT STRUCTURE WITH PATTERN COATING PROVIDING VARIABLE SECURITY FEATURES

Docket Number	Country	Case Type	Relation Type	Filing Type	Status	Application Number	Application Date	Patent Number	Issue Date	Title

P1408X	United States	Regular	Original Filing	National	Filed	12/141,800	6/18/2008			PERSONALIZING ID DOCUMENT IMAGES

P0734	United States	Regular	Original Filing	National	Filed	10/330,034	12/24/2002			SYSTEMS, COMPOSITIONS, AND METHODS FOR FULL COLOR LASER ENGRAVING OF ID DOCUMENTS

P0735-CA	Canada	Regular	Original Filing	National	Filed	2470600	12/24/2002			SYSTEMS, COMPOSITIONS, AND METHODS FOR FULL COLOR LASER ENGRAVING OF ID DOCUMENTS

P0735-EP	European Patent Convention	Regular	Original Filing	European Patent Case	Filed	2805980.6	12/24/2002			SYSTEMS, COMPOSITIONS, AND METHODS FOR FULL COLOR LASER ENGRAVING OF ID DOCUMENTS

P0735-HK	Hong Kong	Regular	Original Filing	National	Filed	5101943.1	3/7/2005			SYSTEMS, COMPOSITIONS, AND METHODS FOR FULL COLOR LASER ENGRAVING OF ID DOCUMENTS

P0792	United States	Regular	Original Filing	National	Filed	10/370,421	2/19/2003			SECURITY METHODS EMPLOYING DRIVERS LICENSES AND OTHER DOCUMENTS

P1122	United States	Converted Provisional	Original Filing	National	Filed	11/146,896	6/6/2005			FACIAL DATABASE METHODS AND SYSTEMS

Docket Number	Country	Case Type	Relation Type	Filing Type	Status	Application Number	Application Date	Patent Number	Issue Date	Title

P0537X	United States	Regular	Original Filing	National	Granted	09/969,200	10/2/2001	6,827,277	12/7/2004	USE OF PEARLESCENT AND OTHER PIGMENTS TO CREATE A SECURITY DOCUMENT\n

P0539X	United States	Regular	Original Filing	National	Granted	09/747,735	12/22/2000	6,923,378	8/2/2005	IDENTIFICATION CARD

P0544X	United States	Converted Provisional	Original Filing	National	Granted	09/602,313	6/23/2000	6,752,432	6/22/2004	IDENTIFICATION CARD WITH EMBEDDED HALFTONE IMAGE SECURITY FEATURE PERCEPTIBLE IN TRANSMITTED LIGHT

P0550X	United States	Regular	Original Filing	National	Granted	09/157,072	9/18/1998	6,066,594	5/23/2000	IDENTIFICATION DOCUMENT

P0551X	United States	Regular	Continuation-In-Part	National	Granted	09/075,088	5/8/1998	6,159,327	12/12/2000	APPARATUS AND METHOD FOR APPLYING HEAT BONDABLE LAMINA TO A SUBSTRATE

P0552X	United States	Regular	Original Filing	National	Granted	08/630,681	4/12/1996	5,783,024	7/21/1998	APPARATUS FOR APPLYING HEAT BONDABLE LAMINA TO A SUBSTRATE

P0554X	United States	Regular	Division	National	Granted	08/993,270	12/18/1997	6,007,660	12/28/1999	METHOD FOR APPLYING HEAT BONDABLE LAMINA TO A SUBSTRATE

P0555X	United States	Regular	Original Filing	National	Granted	08/266,977	6/27/1994	5,907,149	5/25/1999	VOTER IDENTIFICATION/REGISTRATION CARD

P0556X	European Patent Convention	Regular	Original Filing	PCT/EPC Application	Granted	99949771.2	9/16/1999	111393	4/2/2003	LAMINATED IDENTIFICATION DOCUMENT AND METHOD FOR ITS MANUFACTURE

Docket Number	Country	Case Type	Relation Type	Filing Type	Status	Application Number	Application Date	Patent Number	Issue Date	Title

P0556X-DE	Germany	Regular	Original Filing	PCT/EPC Application	Granted	99949771.2	9/16/1999	69906553.4	4/2/2003	LAMINATED IDENTIFICATION DOCUMENT AND METHOD FOR ITS\nMANUFACTURE

P0556X-FR	France	Regular	Original Filing	PCT/EPC Application	Granted	99949771.2	9/16/1999	1113935	4/2/2003	LAMINATED IDENTIFICATION DOCUMENT AND METHOD FOR ITS\nMANUFACTURE

P0556X-GB	Great Britain	Regular	Original Filing	PCT/EPC Application	Granted	99949771.2	9/16/1999	1113935	4/2/2003	LAMINATED IDENTIFICATION DOCUMENT AND METHOD FOR ITS\nMANUFACTURE

P0557X	European Patent Convention	Regular	Original Filing	PCT/EPC Application	Granted	99955246.6	6/2/1999	1084041	11/26/2003	IDENTIFICATION DOCUMENT WITH DOCUMENT SPECIFIC REDUCED SCALE PRINTING

P0557X-DE	Germany	Regular	Original Filing	PCT/EPC Application	Granted	99955246.6	6/2/1999	69913136.7	11/26/2003	IDENTIFICATION DOCUMENT WITH DOCUMENT SPECIFIC REDUCED SCALE PRINTING

P0557X-FR	France	Regular	Original Filing	PCT/EPC Application	Granted	99955246.6	6/2/1999	1084041	11/26/2003	IDENTIFICATION DOCUMENT WITH DOCUMENT SPECIFIC REDUCED SCALE PRINTING

P0557X-GB	Great Britain	Regular	Original Filing	PCT/EPC Application	Granted	99955246.6	6/2/1999	1084041	11/26/2003	IDENTIFICATION DOCUMENT WITH DOCUMENT SPECIFIC REDUCED SCALE PRINTING

Docket Number	Country	Case Type	Relation Type	Filing Type	Status	Application Number	Application Date	Patent Number	Issue Date	Title

P0557X-NL	Netherland	Regular	Original Filing	PCT/EPC Application	Granted	99955246.6	6/2/1999	1084041	11/26/2003	IDENTIFICATION DOCUMENT WITH DOCUMENT SPECIFIC REDUCED SCALE PRINTING

P0565X-DE	Germany	Regular	Original Filing	PCT/EPC Application	Granted	1992398.6	12/21/2001	60120232.5-08	5/31/2006	IDENTIFICATION CARD

P0565X-EP	European Patent Convention	Regular	Original Filing	European Patent Case	Granted	1992398.6	12/21/2001	1410315	5/31/2006	IDENTIFICATION CARD

P0565X-FR	France	Regular	Original Filing	PCT/EPC Application	Granted	1992398.6	12/21/2001	1410315	5/31/2006	IDENTIFICATION CARD

P0565X-GB	Great Britain	Regular	Original Filing	PCT/EPC Application	Granted	1992398.6	12/21/2001	1410315	5/31/2006	IDENTIFICATION CARD

P0711X	United States	Converted Provisional	Original Filing	National	Granted	10/329,318	12/23/2002	6,843,422	1/18/2005	CONTACT SMART CARDS HAVING A DOCUMENT CORE, CONTACTLESS SMART CARDS INCLUDING MLUTI-LAYERED STRUCTURE, PET-BASED IDENTIFICATION DOCUMENT, AND METHODS OF MAKING SAME

P0714X	United States	Regular	Continuation-In-Part	National	Granted	10/329,315	12/23/2002	7,143,950	12/5/2006	INK WITH COHESIVE FAILURE AND IDENTIFICATION DOCUMENT INCLUDING SAME

Docket Number	Country	Case Type	Relation Type	Filing Type	Status	Application Number	Application Date	Patent Number	Issue Date	Title

P0725X-CN	China P.R.	Regular	Original Filing	National	Granted	2826030.9	12/20/2002	ZL 02826030.9	5/16/2007	LASER ENGRAVING METHODS AND COMPOSITIONS, AND ARTICLES HAVING LASER ENGRAVING THEREON

P0725X-HK (CN)	Hong Kong	Confirmation/Pipeline	Original Filing	National	Granted	5111519.4	12/14/2005	1079597	1/25/2008	LASER ENGRAVING METHODS AND COMPOSITIONS, AND ARTICLES HAVING LASER ENGRAVING THEREON

P0728X	United States	Converted Provisional	Original Filing	National	Granted	10/325,434	12/18/2002	6,817,530	11/16/2004	MULTIPLE IMAGE SECURITY FEATURES FOR IDENTIFICATION DOCUMENTS AND METHODS OF MAKING SAME

P0729X-CA	Canada	Regular	Original Filing	National	Granted	2470094	12/18/2002	2470094	12/4/2007	MULTIPLE IMAGE SECURITY FEATURES FOR IDENTIFICATION DOCUMENTS AND METHODS OF MAKING SAME

P0732X	United States	Converted Provisional	Original Filing	National	Granted	10/330,032	12/24/2002	7,063,264	6/20/2006	COVERT VARIABLE INFORMATION ON IDENTIFICATION DOCUMENTS AND METHODS OF MAKING SAME

P0736X	United States	Converted Provisional	Original Filing	National	Granted	10/330,033	12/24/2002	7,207,494	4/24/2007	LASER ETCHED SECURITY FEATURES FOR IDENTIFICATION DOCUMENTS AND METHODS OF MAKING SAME

Docket Number	Country	Case Type	Relation Type	Filing Type	Status	Application Number	Application Date	Patent Number	Issue Date	Title

P0737X-CA	Canada	Regular	Original Filing	National	Granted	2,470,547	12/24/2002	2470547	5/20/2008	LASER ETCHED SECURITY FEATURES FOR IDENTIFICATION DOCUMENTS AND METHODS OF MAKING SAME

P0887X	United States	Regular	Original Filing	National	Granted	10/676,375	9/30/2003	7,364,085	4/29/2008	IDENTIFICATION DOCUMENT WITH PRINTING THAT CREATES MOVING AND THREE DIMENSIONAL IMAGE EFFECTS WITH PULSED ILLUMINATION

P0899X	United States	Converted Provisional	Original Filing	National	Granted	10/686,005	10/14/2003	7,277,891	10/2/2007	SYSTEMS AND METHODS FOR RECOGNITION OF INDIVIDUALS USING MULTIPLE BIOMETRIC SEARCHES

P0972X	United States	Converted Provisional	Original Filing	National	Granted	10/825,852	4/16/2004	7,225,991	6/5/2007	THREE DIMENSIONAL DATA STORAGE

P0999X	United States	Regular	Continuation	National	Granted	10/870,678	6/16/2004	7,086,666	8/8/2006	IDENTIFICATION CARD WITH EMBEDDED HALFTONE IMAGE SECURITY FEATURE PERCEPTIBLE IN TRANSMITTED LIGHT

P1041X	United States	Converted Provisional	Original Filing	National	Granted	10/979,770	11/1/2004	7,314,162	1/1/2008	METHOD AND SYSTEM FOR REPORTING IDENTITY DOCUMENT USAGE

P1042X	United States	Converted Provisional	Original Filing	National	Granted	10/980,144	11/1/2004	7,225,977	6/5/2007	FRAUD DETERRENCE IN CONNECTION WITH IDENTITY DOCUMENTS

Docket Number	Country	Case Type	Relation Type	Filing Type	Status	Application Number	Application Date	Patent Number	Issue Date	Title

P1051X	United States	Regular	Original Filing	National	Granted	11/014,195	12/15/2004	7,131,585	11/7/2006	INVENTORY MANAGEMENT SYSTEM AND METHODS FOR SECURE IDENTIFICATION DOCUMENT ISSUANCE

P1132X	United States	Regular	Continuation	National	Granted	11/196,786	8/2/2005	7,278,580	10/9/2007	IDENTIFICATION DOCUMENT WITH INTEGRATED CIRCUIT AND ANTENNA IN A LAYERED DOCUMENT STRUCTURE

Schedule B

Digimarc Marks

Digimarc

Digimarc ID Systems

D & Design (Circle D)

Schedule C

IDMarc Software

The IDMarc software application product comprised of the following components:

•                  AAMVA SDK (used with driver licenses in the United States and Canada);

•                  Travel and International ID Documents SDK (used with government issued credentials outside of the United States and Canada); and

•                  IDMarc Validator component (used in Digimarc Corporation’s Document Authentication and Document Inspector products used for reading IDMarc-related watermarks from government issued credentials).

Schedule D

Prior Agreements

Name of Agreement/Licensee	Date of Agreement	Scope of License/Rights	Expiration Date

[**]		All rights that DMRC has in U.S. Patent Nos. [**] and those applications claiming priority to such patents, and any resulting patents from said applications claiming priority to such patents.	Life of Patents

** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule E-H

DMRC Patents

Sch E (US Granted Patents)

Docket Number	Application Number	Application Date	Patent Number	Issue Date	Title

EWG-065	09/099,864	6/18/1998	6,320,680	11/20/2001	STOCASTIC SCANNING DOCUMENTS TO CHANGE MOIRE EFFECTS

EWG-065 C1	09/930,603	8/15/2001	6,631,015	10/7/2003	STOCASTIC SCANNING DOCUMENTS TO CHANGE MOIRE EFFECTS

EWG-069	09/138,061	8/21/1998	6,229,924	5/8/2001	METHOD AND APPARATUS FOR VIDEO WATERMARKING VIDEO IMAGES

EWG-069 C1	09/778,307	2/6/2001	6,798,894	9/28/2004	METHOD AND APPARATUS FOR VIDEO WATERMARKING VIDEO IMAGES

EWG-070	08/731,291	10/11/1996	7,047,241	5/16/2006	SYSTEM AND METHOD FOR MANAGING DIGITAL CREATIVE WORKS

EWG-076 US	09/784,391	2/15/2001	7,298,864	11/20/2007	DIGITAL WATERMARKS AS A GATEWAY AND CONTROL MECHANISM

EWG-077	09/165,142	10/1/1998	6,421,070	7/16/2002	SMART IMAGES AND IMAGE BOOKMARKING FOR AN INTERNET BROWSER

EWG-080- C1	10/011,129	11/9/2001	6,970,573	11/29/2005	SELF VALIDATING SECURITY DOCUMENTS UTILIZING WATERMARKS

EWG-080- US	09/442,780	11/18/1999	6,389,151	5/14/2002	PRINTING AND VALIDATION OF SELF VALIDATING SECURITY DOCUMENTS

EWG-081	09/130,624	8/6/1998	6,324,573	11/27/2001	Linking of computers using information steganographically embedded in data objects

EWG-081-C1	09/920,396	8/1/2001	6,590,998	7/8/2003	Network linking method using information embedded in data objects that have inherent noise

EWG-082	08/746,613	11/12/1996	6,122,403	9/19/2000	COMPUTER SYSTEM LINKED BY USING INFORMATION IN DATA OBJECTS

Sch E (US Granted Patents)

Docket Number	Application Number	Application Date	Patent Number	Issue Date	Title

EWG-085- C1	09/616,462	7/14/2000	6,332,031	12/18/2001	Multiple Watermarking Techniques

EWG-090-US	09/302,663	4/30/1999	6,442,284	8/27/2002	WATERMARK DETECTION UTILIZING REGIONS WITH HIGHER PROBABILITY OF SUCCESS

EWG-091-US	09/527,971	3/17/2000	6,988,202	1/17/2006	PRE-FILTERING TO INCREASE SIGNAL TO NOISE RATIO

EWG-109 US	09/444,770	11/22/1999	6,366,680	4/2/2002	ADJUSTING AN ELECTRONIC CAMERA TO ACQUIRE A WATERMARKED IMAGE

EWG-109-C1	10/002,352	11/13/2001	6,546,116	4/8/2003	Adjusting an Electronic Camera to Acquire an Image

EWG-126 US	09/694,465	10/23/2000	6,763,122	7/13/2004	WATERMARKING AN IMAGE IN COLOR PLANE SEPARATIONS AND DETECTING SUCH WATERMARKS

EWG-136 US	09/771,340	1/26/2001	7,072,487	7/4/2006	WATERMARK DETECTION USING ADAPTIVE COLOR PROJECTIONS

EWG-140	09/803,167	3/9/2001	6,961,442	11/1/2005	WATERMARKING A CARRIER ON WHICH AN IMAGE WILL BE PLACED OR PROJECTED

EWG-145	09/895,063	6/29/2001	7,218,751	5/15/2007	GENERATING SUPER RESOLUTION DIGITAL IMAGES

EWG-156	10/066,116	1/30/2002	6,899,475	5/31/2005	WATERMARKING A PAGE DESCRIPTION LANGUAGE FILE

EWG-162	10/113,099	3/29/2002	7,111,170	9/19/2006	DISTRIBUTED SYSTEM FOR RESPONDING TO WATERMARKED DOCUMENTS

EWG-164 US	10/154,621	5/22/2002	6,973,197	12/6/2005	WATERMARKING WITH SEPARATE APPLICATION OF THE GRID AND PAYLOAD SIGNALS

EWG-166 US	10/209,053	7/30/2002	6,700,995	3/2/2004	APPLYING DIGITAL WATERMARKS USING DOT GAIN CORRECTION

G0186	08/543,161	10/13/1995	5,765,152	6/9/1998	SYSTEM AND METHOD FOR MANAGING COPYRIGHTED ELECTRONIC MEDIA

Sch E (US Granted Patents)

Docket Number	Application Number	Application Date	Patent Number	Issue Date	Title

P0003 41394	08/327,426	10/21/1994	5,768,426	6/16/1998	GRAPHICS PROCESSING SYSTEM EMPLOYING EMBEDDED CODE SIGNALS

P0005 42610	08/436,134	5/8/1995	5,748,763	5/5/1998	IMAGE STEGANOGRAPHY SYSTEM FEATURING PERCEPTUALLY ADAPTIVE AND GLOBALLY SCALABLE SIGNAL EMBEDDING

P0006 42762	08/438,159	5/8/1995	5,850,481	12/15/1998	STEGANOGRAPHIC SYSTEM

P0007 42763	08/436,099	5/8/1995	5,710,834	1/20/1998	METHOD AND APPARATUS RESPONSIVE TO A CODE SIGNAL CONVEYED THROUGH A GRAPHIC IMAGE

P0008 42764	08/436,102	5/8/1995	5,748,783	5/5/1998	METHOD AND APPARATUS FOR ROBUST INFORMATION CODING

P0009 42765	08/436,098	5/8/1995	5,636,292	6/3/1997	STEGANOGRAPHY METHODS EMPLOYING EMBEDDED CALIBRATION DATA

P0010 43223	08/508,083	7/27/1995	5,841,978	11/24/1998	NETWORK LINKING METHOD USING STEGANOGRAPHICALLY EMBEDDED DATA OBJECTS

P0013 43578	08/534,005	9/25/1995	5,832,119	11/3/1998	METHODS FOR CONTROLLING SYSTEMS USING CONTROL SIGNALS EMBEDDED IN EMPIRICAL DATA

P0016 44551	08/614,521	3/15/1996	5,745,604	4/28/1998	IDENTIFICATION/AUTHENTICATION SYSTEM USING ROBUST, DISTRIBUTED CODING

P0020 44937	08/637,531	4/25/1996	5,822,436	10/13/1998	PHOTOGRAPHIC PRODUCTS AND METHODS EMPLOYING EMBEDDED INFORMATION

P0022 45053	08/649,419	5/16/1996	5,862,260	1/19/1999	METHOD FOR SURVEYING DISSEMINATION OF PROPRIETARY EMPIRICAL DATA

P0023 46315	08/763,847	12/4/1996	5,841,886	11/24/1998	SECURITY SYSTEM FOR PHOTOGRAPHIC IDENTIFICATION

P0024 48699	08/951,858	10/16/1997	6,026,193	2/15/2000	VIDEO STEGANOGRAPHY

Sch E (US Granted Patents)

Docket Number	Application Number	Application Date	Patent Number	Issue Date	Title

P0028 48857	08/967,693	11/12/1997	6,122,392	9/19/2000	SIGNAL PROCESSING TO HIDE PLURAL-BIT INFORMATION IN IMAGE, VIDEO, AND AUDIO DATA

P0030 49623	08/969,072	11/12/1997	5,809,160	9/15/1998	METHOD FOR ENCODING AUXILIARY DATA WITHIN A SOURCE SIGNAL

P0032 49625	07/923,841	7/31/1992	5,721,788	2/24/1998	METHOD AND SYSTEM FOR DIGITAL IMAGE SIGNATURES

P0034 50157	09/074,034	5/6/1998	6,449,377	9/10/2002	METHODS AND SYSTEMS FOR WATERMARK PROCESSING OF LINE ART IMAGES

P0035 50180S	09/074,632	5/7/1998	5,930,377	7/27/1999	METHOD FOR ENCODING AUXILIARY DATA WITHIN A SOURCE SIGNAL

P0037 50724	09/127,502	7/31/1998	6,345,104	2/5/2002	DIGITAL WATERMARKS AND METHODS FOR SECURITY DOCUMENTS

P0039 50848	09/186,962	11/5/1998	7,171,016	1/30/2007	METHOD FOR MONITORING INTERNET DISSEMINATION OF IMAGE, VIDEO AND/OR AUDIO FILES

P0040 50895	09/164,859	10/1/1998	6,374,036	4/16/2002	METHOD AND APPARATUS FOR COPY ONCE WATERMARK FOR VIDEO RECORDING

P0041 50928	09/172,324	10/13/1998	6,064,737	5/16/2000	ANTI-PIRACY SYSTEM FOR WIRELESS TELEPHONY

P0043 51177	09/169,088	10/8/1998	6,111,954	8/29/2000	STEGANOGRAPHIC METHODS AND MEDIA FOR PHOTOGRAPHY

P0044 51194	09/185,380	11/3/1998	6,549,638	4/15/2003	METHOD AND SOFTWARE FOR EVIDENCING ILLICIT USE OF A SYSTEM

P0045 51475	09/198,022	11/23/1998	6,546,112	4/8/2003	SECURITY DOCUMENT WITH STEGANOGRAPHICALLY-ENCODED AUTHENTICATION DATA

P0048 52164	09/287,940	4/7/1999	6,580,819	6/17/2003	WATERMARKING METHODS, APPARATUSES, AND APPLICATIONS

P0052 52354	09/293,601	4/15/1999	6,427,020	7/30/2002	METHODS AND DEVICES FOR RECOGNIZING BANKNOTES AND RESPONDING ACCORDINGLY

Sch E (US Granted Patents)

Docket Number	Application Number	Application Date	Patent Number	Issue Date	Title

P0053 52355	09/293,602	4/15/1999	6,285,776	9/4/2001	METHODS FOR IDENTIFYING EQUIPMENT USED IN COUNTERFEITING

P0054 52645	09/317,784	5/24/1999	6,072,888	6/6/2000	METHOD FOR ENCODING AUXILIARY DATA WITHIN A SOURCE SIGNAL

P0055 52767	09/314,648	5/19/1999	6,681,028	1/20/2004	PAPER-BASED CONTROL OF COMPUTER SYSTEMS

P0056 52800	09/338,995	6/24/1999	6,404,898	6/11/2002	METHOD AND SYSTEM FOR ENCODING IMAGE AND AUDIO CONTENT

P0057 52801	09/342,675	6/29/1999	6,400,827	6/4/2002	METHODS FOR HIDING IN-BAND DIGITAL DATA IN IMAGES AND VIDEO

P0058 52802	09/342,672	6/29/1999	6,496,591	12/17/2002	VIDEO COPY-CONTROL WITH PLURAL EMBEDDED SIGNALS

P0059 52803	09/342,972	6/29/1999	6,343,138	1/29/2002	SECURITY DOCUMENTS WITH HIDDEN DIGITAL DATA

P0062 52994	09/339,314	6/23/1999	6,278,781	8/21/2001	WIRELESS TELEPHONY WITH STEGANOGRAPHY

P0069 53053	09/342,688	6/29/1999	6,650,761	11/18/2003	WATERMARKED BUSINESS CARDS AND METHODS

P0072 53058	09/342,689	6/29/1999	6,311,214	10/30/2001	LINKING OF COMPUTERS BASED ON OPTICAL SENSING OF DIGITAL DATA

P0076 60004	09/399,989	9/20/1999	6,766,102	7/20/2004	METHODS FOR READING WATERMARKS IN UNKNOWN DATA TYPES, AND DVD DRIVES WITH SUCH FUNCTIONALITY

P0077 60006	09/408,026	9/29/1999	6,700,990	3/2/2004	DIGITAL WATERMARK DECODING METHOD

P0078 60007	09/408,886	9/29/1999	6,879,701	4/12/2005	TILE-BASED DIGITAL WATERMARKING TECHNIQUES

P0079 60008	09/408,902	9/29/1999	6,408,331	6/18/2002	COMPUTER LINKING METHODS USING ENCODED GRAPHICS

P0084 60024	09/417,153	10/12/1999	6,628,801	9/30/2003	METHOD FOR ENCODING AUXILIARY DATA WITHIN A SOURCE SIGNAL

Sch E (US Granted Patents)

Docket Number	Application Number	Application Date	Patent Number	Issue Date	Title

P0087 60028	09/428,359	10/28/1999	6,674,886	1/6/2004	METHOD AND SYSTEM FOR RECOGNIZING SECURITY DOCUMENTS

P0088 60029	09/431,990	11/3/1999	6,252,963	6/26/2001	METHOD AND SYSTEM FOR PREVENTING REPRODUCTION OF DOCUMENTS

P0089 60030	09/432,541	11/3/1999	6,137,892	10/24/2000	DATA HIDING BASED ON NEIGHBORHOOD ATTRIBUTES

P0090 60031	09/432,532	11/3/1999	6,317,505	11/13/2001	IMAGE MARKING WITH ERROR CORRECTION

P0091 60036	09/433,104	11/3/1999	6,636,615	10/21/2003	METHODS AND SYSTEMS USING MULTIPLE WATERMARKS

P0093 60038	09/434,757	11/4/1999	6,307,949	10/23/2001	METHODS FOR OPTIMIZING WATERMARK DETECTION

P0096 60043	09/441,819	11/17/1999	6,539,095	3/25/2003	AUDIO WATERMARKING TO CONVEY AUXILIARY CONTROL

P0097 60044	09/441,821	11/17/1999	6,363,159	3/26/2002	CONSUMER AUDIO APPLIANCE RESPONSIVE TO WATERMARK DATA

P0098 60045	09/442,441	11/17/1999	6,587,821	7/1/2003	METHODS FOR DECODING WATERMARK DATA FROM AUDIO, AND CONTROLLING AUDIO DEVICES IN ACCORDANCE THEREWITH

P0099 60046	09/441,820	11/17/1999	6,381,341	4/30/2002	WATERMARK ENCODING METHOD EXPLOITING BIASES INHERENT IN ORIGINAL SIGNAL

P0100 60047	09/442,440	11/17/1999	6,542,618	4/1/2003	METHODS FOR WATERMARK DECODING

P0101 60048	09/452,023	11/30/1999	6,408,082	6/18/2002	WATERMARK DETECTION USING A FOURIER MELLIN TRANSFORM

P0103 60050	09/515,545	2/29/2000	6,608,919	8/19/2003	METHOD AND APPARATUS FOR ENCODING PAPER WITH INFORMATION

P0105 60057	09/452,022	11/30/1999	6,959,098	10/25/2005	METHOD AND SYSTEM FOR DETERMINING IMAGE TRANSFORMATION

Sch E (US Granted Patents)

Docket	Application	Application	Patent
Number	Number	Date	Number	Issue Date	Title

P0106 60058	09/452,021	11/30/1999	7,044,395	5/16/2006	EMBEDDING AND READING IMPERCEPTIBLE CODES ON OBJECTS

P0107 60068	09/473,396	12/28/1999	6,577,746	6/10/2003	WATERMARK-BASED OBJECT LINKING AND EMBEDDING

P0108 60069	09/473,075	12/28/1999	6,560,349	5/6/2003	AUDIO MONITORING USING STEGANOGRAPHIC INFORMATION

P0109 60070	09/502,543	2/10/2000	6,625,297	9/23/2003	SELF-ORIENTING WATERMARKS

P0112 60076	09/464,307	12/15/1999	6,286,036	9/4/2001	AUDIO- AND GRAPHICS-BASED LINKING TO INTERNET

P0113 60077	09/476,460	12/30/1999	6,813,366	11/2/2004	STEGANOGRAPHIC DECODING WITH TRANSFORM TO SPATIAL DOMAIN

P0117 60086	09/482,786	1/13/2000	7,010,144	3/7/2006	ASSOCIATING DATA WITH IMAGES IN IMAGING SYSTEMS

P0122 60094	09/482,752	1/13/2000	6,330,335	12/11/2001	AUDIO STEGANOGRAPHY

P0123 60096	09/484,742	1/18/2000	6,983,051	1/3/2006	METHODS FOR AUDIO WATERMARKING AND DECODING

P0124 60097	09/498,223	2/3/2000	6,574,350	6/3/2003	DIGITAL WATERMARKING EMPLOYING BOTH FRAIL AND ROBUST WATERMARKS

P0130 60103	09/496,858	2/2/2000	6,307,950	10/23/2001	METHODS AND SYSTEMS FOR EMBEDDING DATA IN IMAGES

P0132 60108	09/502,187	2/10/2000	6,289,108	9/11/2001	METHODS FOR DETECTING ALTERATION OF AUDIO AND IMAGES

P0134 60112	09/503,881	2/14/2000	6,614,914	9/2/2003	WATERMARK EMBEDDER AND READER

P0135 60113	09/612,177	7/6/2000	6,681,029	1/20/2004	DECODING STEGANOGRAPHIC MESSAGES EMBEDDED IN MEDIA SIGNALS

P0136 60114	09/504,239	2/15/2000	6,965,682	11/15/2005	DATA TRANSMISSION BY WATERMARK PROXY

P0139 60117	09/553,084	4/19/2000	6,590,996	7/8/2003	COLOR ADAPTIVE WATERMARKING

P0140 60126	09/526,982	3/15/2000	6,516,079	2/4/2003	DIGITAL WATERMARK SCREENING AND DETECTION STRATEGIES

Sch E (US Granted Patents)

Docket	Application	Application	Patent
Number	Number	Date	Number	Issue Date	Title

P0141 60130	09/516,302	2/29/2000	6,449,379	9/10/2002	VIDEO STEGANOGRAPHY METHODS AVOIDING INTRODUCTION OF FIXED PATTERN NOISE

P0142 60131	09/520,406	3/8/2000	6,266,430	7/24/2001	AUDIO OR VIDEO STEGANOGRAPHY

P0143 60134	09/520,926	3/8/2000	6,353,672	3/5/2002	STEGANOGRAPHY USING DYNAMIC CODES

P0146 60137	09/525,865	3/15/2000	6,611,607	8/26/2003	INTEGRATING DIGITAL WATERMARKS IN MULTIMEDIA CONTENT

P0150 60153	09/553,001	4/19/2000	6,535,617	3/18/2003	REMOVAL OF FIXED PATTERN NOISE AND OTHER FIXED PATTERNS FROM MEDIA SIGNALS

P0151 60154	09/543,125	4/5/2000	7,143,949	12/5/2006	INTERNET-LINKING SCANNER

P0152 60156	09/547,664	4/12/2000	7,206,820	4/17/2007	SYSTEM FOR LINKING FROM OBJECTS TO REMOTE RESOURCES

P0157 60168	09/566,533	5/8/2000	6,424,725	7/23/2002	DETERMINING TRANSFORMATIONS OF MEDIA SIGNALS WITH EMBEDDED CODE

P0158 60176	09/563,664	5/2/2000	6,505,160	1/7/2003	CONNECTED AUDIO AND OTHER MEDIA OBJECTS

P0160 60178	09/561,407	4/27/2000	6,567,533	5/20/2003	METHOD AND APPARATUS FOR DISCERNING IMAGE DISTORTION BY REFERENCE TO ENCODED MARKER SIGNALSMETHOD AND APPARATUS FOR DISCERNING IMAGE DISTORTION BY REFERENCE TO ENCODED MARKER SIGNALS

P0163 60183	09/562,524	5/1/2000	6,724,912	4/20/2004	DIGITAL WATERMARKING OF PHYSICAL OBJECTS

P0164 60184	09/562,049	5/1/2000	7,191,156	3/13/2007	DIGITAL WATERMARKING SYSTEM

P0165 60185	09/563,663	5/2/2000	7,346,184	3/18/2008	PROCESSING METHODS COMBINING MULTIPLE FRAMES OF IMAGE DATA (as amended)

P0167 60191	09/585,678	6/1/2000	7,043,048	5/9/2006	CAPTURING AND ENCODING UNIQUE USER ATTRIBUTES IN MEDIA SIGNALS

Sch E (US Granted Patents)

Docket	Application	Application	Patent
Number	Number	Date	Number	Issue Date	Title

P0170 60194	09/571,422	5/15/2000	6,947,571	9/20/2005	CELL PHONES WITH OPTICAL CAPABILITIES, AND RELATED APPLICATIONS

P0172 60196	09/574,668	5/18/2000	6,522,769	2/18/2003	RECONFIGURING A WATERMARK DETECTOR

P0174 60198	09/597,209	6/20/2000	6,411,725	6/25/2002	WATERMARK ENABLED VIDEO OBJECTS

P0176 60200	09/619,266	7/19/2000	6,594,373	7/15/2003	MULTI-CARRIER WATERMARKS USING CARRIER SIGNALS MODULATED WITH AUXILIARY MESSAGES

P0177 60201	09/618,948	7/19/2000	6,385,329	5/7/2002	WAVELET DOMAIN WATERMARKS

P0178 60202	09/596,658	6/19/2000	6,631,198	10/7/2003	PERCEPTUAL MODELING OF MEDIA SIGNALS BASED ON LOCAL CONTRAST AND DIRECTIONAL EDGES

P0179 60204	09/578,551	5/25/2000	6,970,886	11/29/2005	CONSUMER DRIVEN METHODS FOR ASSOCIATING CONTENT IDENTIFIERS WITH RELATED WEB ADDRESSES

P0180 60205	09/829,980	4/11/2001	6,459,803	10/1/2002	METHOD FOR ENCODING AUXILIARY DATA WITHIN A SOURCE SIGNAL

P0182 60207	09/585,727	5/31/2000	6,807,534	10/19/2004	SYSTEM AND METHOD FOR MANAGING COPYRIGHTED ELECTRONIC MEDIA

P0183 60208	09/585,726	5/31/2000	6,944,298	9/13/2005	ENCODING AND DECODING AUXILIARY CODES IN AUDIO SIGNALS

P0188 60232	09/626,984	7/27/2000	6,542,620	4/1/2003	SIGNAL PROCESSING TO HIDE PLURAL-BIT INFORMATION IN IMAGE, VIDEO, AND AUDIO DATA

P0191 60243	09/626,985	7/27/2000	6,567,534	5/20/2003	METHODS AND SYSTEMS FOR WATERMARK PROCESSING OF LINE ART IMAGES

P0192 60244	09/758,532	1/10/2001	7,224,995	5/29/2007	DATA ENTRY METHOD AND SYSTEM

P0193 60251	09/618,779	7/17/2000	6,535,618	3/18/2003	IMAGE CAPTURE DEVICE WITH STEGANOGRAPHIC DATA EMBEDDING

P0195 60253	09/625,577	7/25/2000	6,788,800	9/7/2004	AUTHENTICATING OBJECTS USING EMBEDDED DATA

Sch E (US Granted Patents)

Docket	Application	Application	Patent
Number	Number	Date	Number	Issue Date	Title

P0196 60254	09/629,401	8/1/2000	6,522,770	2/18/2003	MANAGEMENT OF DOCUMENTS AND OTHER OBJECTS USING OPTICAL DEVICES

P0197 60255	09/630,243	7/31/2000	6,735,324	5/11/2004	DIGITAL WATERMARKS AND TRADING CARDS

P0203 60264	09/645,779	8/24/2000	6,714,683	3/30/2004	WAVELET BASED FEATURE MODULATION WATERMARKS AND RELATED APPLICATIONS

P0204 60265	09/640,806	8/17/2000	6,438,231	8/20/2002	EMULSION FILM MEDIA EMPLOYING STEGANOGRAPHY

P0208 60276	09/659,125	9/11/2000	6,952,485	10/4/2005	WATERMARK ENCODING AND DECODING IN PERIPHERALS AND PERIPHERAL DRIVERS

P0210 60286	09/661,900	9/14/2000	6,674,876	1/6/2004	WATERMARKING IN THE TIME-FREQUENCY DOMAIN

P0219 60302	09/689,226	10/11/2000	6,694,041	2/17/2004	HALFTONE WATERMARKING AND RELATED APPLICATIONS

P0221 60304	09/679,262	10/4/2000	6,965,873	11/15/2005	ELECTRONIC COMMERCE USING OPTICAL INPUT DEVICE

P0222 60305	09/689,250	10/11/2000	6,512,837	1/28/2003	WATERMARKS CARRYING CONTENT DEPENDENT SIGNAL METRICS FOR DETECTING AND CHARACTERIZING SIGNAL ALTERATION

P0223 60306	09/689,293	10/11/2000	6,683,966	1/27/2004	WATERMARKING RECURSIVE HASHES INTO FREQUENCY DOMAIN

P0226 60310	09/690,773	10/17/2000	7,003,731	2/21/2006	USER CONTROL AND ACTIVATION OF WATERMARK ENABLED OBJECTS

P0227 60311	09/657,148	9/7/2000	6,647,128	11/11/2003	METHOD FOR MONITORING INTERNET DISSEMINATION OF IMAGE, VIDEO, AND/OR AUDIO FILES

P0233 60324	09/733,005	12/7/2000	6,513,717	2/4/2003	INTEGRATED CURSOR CONTROL AND SCANNER

P0239	09/935,755	8/22/2001	7,116,781	10/3/2006	COUNTERACTING GEOMETRIC DISTORTIONS IN WATERMARKING

Sch E (US Granted Patents)

Docket	Application	Application	Patent
Number	Number	Date	Number	Issue Date	Title

P0243	09/709,255	11/8/2000	7,261,612	8/28/2007	METHODS AND SYSTEMS FOR READ-ALOUD BOOKS

P0245	09/545,174	4/6/2000	6,775,392	8/10/2004	COMPUTER SYSTEM LINKED BY USING INFORMATION IN DATA OBJECTS

P0246	09/560,976	4/28/2000	6,553,129	4/22/2003	COMPUTER SYSTEM LINKED BY USING INFORMATION IN DATA OBJECTS

P0249	09/731,456	12/6/2000	7,346,776	3/18/2008	AUTHENTICATING MEDIA SIGNALS BY ADJUSTING FREQUENCY CHARACTERISTICS TO REFERENCE VALUES

P0251	09/733,425	12/8/2000	6,442,285	8/27/2002	CONTROLLING OPERATION OF A DEVICE USING A RE-CONFIGURABLE WATERMARK DETECTOR

P0252	09/916,207	7/25/2001	6,959,386	10/25/2005	HIDING ENCRYPTED MESSAGES IN INFORMATION CARRIERS

P0253	09/737,609	12/13/2000	6,633,654	10/14/2003	PERCEPTUAL MODELING OF MEDIA SIGNALS BASED ON LOCAL CONTRAST AND DIRECTIONAL EDGES

P0279	09/758,404	1/10/2001	6,301,369	10/9/2001	IMAGE MARKING TO PERMIT LATER IDENTIFICATION

P0280	09/758,523	1/10/2001	6,567,535	5/20/2003	STEGANOGRAPHIC SYSTEM WITH CHANGING OPERATIONS

P0281	09/758,531	1/10/2001	6,430,302	8/6/2002	STEGANOGRAPHICALLY ENCODING A FIRST IMAGE IN ACCORDANCE WITH A SECOND IMAGE

P0282	09/758,398	1/10/2001	6,757,406	6/29/2004	STEGANOGRAPHIC IMAGE PROCESSING

P0284	09/761,280	1/16/2001	6,522,771	2/18/2003	PROCESSING SCANNED SECURITY DOCUMENTS NOTWITHSTANDING CORRUPTIONS SUCH AS ROTATION

P0292	09/764,975	1/17/2001	6,760,463	7/6/2004	WATERMARKING METHODS AND MEDIA

P0297	09/769,017	1/24/2001	6,829,368	12/7/2004	CONNECTED AUDIO AND OTHER MEDIA OBJECTS

Sch E (US Granted Patents)

Docket	Application	Application	Patent
Number	Number	Date	Number	Issue Date	Title

P0302	09/790,322	2/21/2001	7,111,168	9/19/2006	DIGITAL WATERMARKING SYSTEMS

P0306	09/775,934	2/2/2001	6,823,075	11/23/2004	AUTHENTICATION WATERMARKS FOR PRINTED OBJECTS AND RELATED APPLICATIONS

P0320	09/803,369	3/9/2001	7,051,086	5/23/2006	Method of linking on-line data to printed documents

P0321	09/795,339	2/27/2001	6,580,808	6/17/2003	METHOD AND APPARATUS FOR DISCERNING IMAGE DISTORTION BY REFERENCE TO ENCODED MARKER SIGNALS

P0323	09/800,093	3/5/2001	7,061,510	6/13/2006	GEO-REFERENCING OF AERIAL IMAGERY USING EMBEDDED IMAGE IDENTIFIERS AND CROSS-REFERENCED DATA SETS

P0325	09/811,366	3/15/2001	6,985,600	1/10/2006	PRINTING MEDIA AND METHODS EMPLOYING DIGITAL WATERMARKING

P0331	09/810,080	3/16/2001	7,373,513	5/13/2008	TRANSMARKING OF MULTIMEDIA SIGNALS

P0332	09/810,000	3/16/2001	7,142,691	11/28/2006	WATERMARK EMBEDDING FUNCTIONS IN RENDERING DESCRIPTION FILES

P0333	09/810,079	3/16/2001	7,020,303	3/28/2006	FEATURE-BASED WATERMARKS AND WATERMARK DETECTION STRATEGIES

P0337	09/833,013	4/10/2001	7,249,257	7/24/2007	DIGITALLY WATERMARKED MAPS AND SIGNS AND RELATED NAVIGATIONAL TOOLS

P0346	09/872,199	5/31/2001	6,675,146	1/6/2004	AUDIO OR VIDEO STEGANOGRAPHY

P0348	09/841,789	4/24/2001	6,590,997	7/8/2003	FILES AND METHODS EMPLOYING COMMON INFORMATION IN BOTH HEADER AND STEGANOGRAPHIC EMBEDDING

P0351	09/963,344	9/25/2001	6,993,149	1/31/2006	EMBEDDING DIGITAL WATERMARKS IN SPOT COLORS

P0359	09/842,282	4/24/2001	7,024,016	4/4/2006	DIGITAL WATERMARKING APPARATUS AND METHODS

Sch E (US Granted Patents)

Docket Number	Application Number	Application Date	Patent Number	Issue Date	Title

P0360	09/882,279	6/14/2001	6,751,320	6/15/2004	METHOD AND SYSTEM FOR PREVENTING REPRODUCTION OF PROFESSIONAL PHOTOGRAPHS

P0361	09/840,016	4/20/2001	6,760,464	7/6/2004	HALFTONE WATERMARKING AND RELATED APPLICATIONS

P0363	09/840,018	4/20/2001	7,209,571	4/24/2007	AUTHENTICATING METADATA AND EMBEDDING METADATA IN WATERMARKS OF MEDIA SIGNALS

P0366	09/858,336	5/15/2001	7,098,931	8/29/2006	IMAGE MANAGEMENT SYSTEMS AND METHODS USING DIGITAL WATERMARKS

P0376	09/858,189	5/14/2001	7,185,201	2/27/2007	CONTENT IDENTIFIERS TRIGGERING CORRESPONDING RESPONSES

P0378	09/898,901	7/2/2001	6,721,440	4/13/2004	LOW VISIBILITY WATERMARKS USING AN OUT-OF-PHASE COLOR

P0379	09/888,339	6/21/2001	7,302,574	11/27/2007	CONTENT IDENTIFIERS TRIGGERING CORRESPONDING RESPONSES THROUGH COLLABORATIVE PROCESSING

P0383	09/916,216	7/25/2001	6,678,392	1/13/2004	METHOD FOR ENCODING AUXILIARY DATA WITHIN A SOURCE SIGNAL

P0384	09/895,748	6/29/2001	6,542,927	4/1/2003	LINKING OF COMPUTERS BASED ON STEGANOGRAPHICALLY EMBEDDED DATA

P0387	09/895,867	6/28/2001	6,483,927	11/19/2002	SYNCHRONIZING READERS OF HIDDEN AUXILIARY DATA IN QUANTIZATION-BASED DATA HIDING SCHEMES

P0392	09/938,870	8/23/2001	7,246,239	7/17/2007	DIGITAL WATERMARKS FOR CHECKING AUTHENTICITY OF PRINTED OBJECTS

P0394	09/895,794	6/29/2001	6,560,350	5/6/2003	METHODS FOR DETECTING ALTERATION OF AUDIO

P0395	09/898,914	7/3/2001	6,771,796	8/3/2004	METHODS FOR IDENTIFYING EQUIPMENT USED IN COUNTERFEITING

Sch E (US Granted Patents)

Docket Number	Application Number	Application Date	Patent Number	Issue Date	Title

P0411	09/923,762	8/6/2001	6,608,911	8/19/2003	DIGITALLY WATERMARKING HOLOGRAMS FOR USE WITH SMART CARDS

P0414	09/924,281	8/7/2001	7,362,781	4/22/2008	WIRELESS METHODS AND DEVICES EMPLOYING STEGANOGRAPHY

P0415	09/933,863	8/20/2001	6,763,123	7/13/2004	DETECTION OF OUT-OF-PHASE LOW VISIBILITY WATERMARKS

P0416	09/940,872	8/27/2001	7,068,809	6/27/2006	SEGMENTATION IN DIGITAL WATERMARKING

P0417	10/189,157	7/3/2002	6,647,130	11/11/2003	PRINTABLE INTERFACES AND DIGITAL LINKING WITH EMBEDDED CODES

P0418	09/941,365	8/28/2001	6,385,330	5/7/2002	METHOD FOR ENCODING AUXILIARY DATA WITHIN A SOURCE SIGNAL

P0419	09/945,244	8/31/2001	7,013,021	3/14/2006	WATERMARK DETECTION UTILIZING REGIONS WITH HIGHER PROBABILITY OF SUCCESS

P0422	09/939,298	8/24/2001	6,804,379	10/12/2004	DIGITAL WATERMARKS AND POSTAGE

P0423	09/941,243	8/28/2001	7,058,697	6/6/2006	Internet linking from image content

P0428	09/945,243	8/31/2001	6,718,046	4/6/2004	LOW VISIBILITY WATERMARK USING TIME DECAY FLUORESCENCE

P0430	09/951,142	9/10/2001	6,961,444	11/1/2005	TIME AND OBJECT BASED MASKING FOR VIDEO WATERMARKING

P0432	09/951,143	9/10/2001	7,277,468	10/2/2007	MEASURING QUALITY OF SERVICE OF BROADCAST MULTIMEDIA SIGNALS USING DIGITAL WATERMARK ANALYSES

P0436	09/960,228	9/20/2001	7,248,715	7/24/2007	DIGITALLY WATERMARKING PHYSICAL MEDIA

P0442	09/963,343	9/25/2001	6,654,887	11/25/2003	STEGANOGRAPHY DECODING METHODS EMPLOYING ERROR INFORMATION\n

P0451	10/033,363	10/25/2001	6,975,745	12/13/2005	SYNCHRONIZING WATERMARK DETECTORS IN GEOMETRICALLY DISTORTED SIGNALS

Sch E (US Granted Patents)

Docket Number	Application Number	Application Date	Patent Number	Issue Date	Title

P0463	09/975,739	10/10/2001	6,750,985	6/15/2004	DIGITAL WATERMARKS AND METHODS FOR SECURITY DOCUMENTS

P0472	09/978,332	10/16/2001	6,724,914	4/20/2004	PROGRESSIVE WATERMARK DECODING ON A DISTRIBUTED COMPUTING PLATFORM

P0476	10/003,717	10/22/2001	6,920,232	7/19/2005	WATERMARK ENCODING USING ARBITRARY FEATURES

P0477	10/002,954	10/23/2001	7,042,470	5/9/2006	USING EMBEDDED STEGANOGRAPHIC IDENTIFIERS IN SEGMENTED AREAS OF GEOGRPHIC IMAGES AND CHARACTERISTICS CORRESPONDING TO IMAGERY DATA DERIVED FROM AERIAL PLATFORMS

P0478	10/164,899	6/4/2002	7,043,052	5/9/2006	DIGITAL AUTHENTICATION WITH ANALOG DOCUMENTS

P0486	10/077,354	2/15/2002	7,054,461	5/30/2006	AUTHENTICATING PRINTED DOCUMENTS USING DIGITAL WATERMARKS ASSOCIATED WITH MULTIDIMENSIONAL QUALITY METRICS

P0491	10/016,881	12/14/2001	6,533,385	3/18/2003	METHOD FOR DETERMINING A PRINTER’S SIGNATURE AND THE NUMBER OF DOTS PER INCH PRINTED IN A DOCUMENT TO PROVIDE PROOF THAT THE PRINTER PRINTED A PARTICULAR DOCUMENT

P0494	09/997,400	11/28/2001	6,950,519	9/27/2005	GEOGRAPHICALLY WATERMARKED IMAGERY AND METHODS

P0495	09/998,763	11/29/2001	6,738,495	5/18/2004	WATERMARKING ENHANCED TO WITHSTAND ANTICIPATED CORRUPTIONS

P0496	10/012,992	12/7/2001	6,728,390	4/27/2004	METHODS AND SYSTEMS USING MULTIPLE WATERMARKS

P0497	10/012,703	12/7/2001	6,744,906	6/1/2004	METHODS AND SYSTEMS USING MULTIPLE WATERMARKS

P0509	10/017,678	12/13/2001	7,050,603	5/23/2006	WATERMARK-ENCODED VIDEO, AND RELATED METHODS

Sch E (US Granted Patents)

Docket Number	Application Number	Application Date	Patent Number	Issue Date	Title

P0511	10/032,282	12/20/2001	6,975,744	12/13/2005	DETECTION OF MULTIPLE WATERMARKS AND IMPROVED WATERMARK CALIBRATION SIGNALS

P0512	10/032,212	12/20/2001	6,965,683	11/15/2005	ROUTING NETWORKS FOR USE WITH WATERMARK SYSTEMS

P0513	10/027,783	12/19/2001	7,289,643	10/30/2007	METHOD, APPARATUS AND PROGRAMS FOR GENERATING AND UTILIZING CONTENT SIGNATURES

P0531	10/029,229	12/21/2001	7,123,740	10/17/2006	Watermark systems and methods

P0533	09/228,224	1/11/1999	6,442,283	8/27/2002	Multimedia Data Embedding

P0534	10/360,794	4/30/2001	7,366,908	4/29/2008	DIGITAL WATERMARKING WITH CONTENT DEPENDENT KEYS AND AUTOCORRELATION PROPERTIES FOR SYNCHRONIZATION

P0536	10/118,846	4/8/2002	6,694,042	2/17/2004	METHODS FOR DETERMINING CONTENTS OF MEDIA

P0545	10/115,444	4/2/2002	6,891,959	5/10/2005	HIDING INFORMATION OUT-OF-PHASE IN COLOR CHANNELS

P0546	08/918,125	8/27/1997	6,282,299	8/28/2001	METHOD AND APPARATUS FOR VIDEO WATERMARKING USING PERCEPTUAL MASKS

P0547	08/918,126	8/27/1997	6,272,634	8/7/2001	DIGITAL WATERMARKING TO RESOVE MULTIPLE CLAIMS OF OWNERSHIP

P0548	08/918,122	8/27/1997	6,031,914	2/29/2000	METHOD AND APPARATUS FOR EMBEDDING DATA, INCLUDING WATERMARKS, IN HUMAN PERCEPTIBLE IMAGES

P0549	08/921,931	8/27/1997	6,226,387	5/1/2001	METHOD AND APPARATUS FOR SCENE-BASED VIDEO WATERMARKING

P0562	10/074,677	2/11/2002	6,763,124	7/13/2004	EMBEDDING DIGITAL WATERMARKS IN SPOT COLORS

P0564	10/052,895	1/17/2002	6,993,150	1/31/2006	HALFTONE PRIMITIVE WATERMARKING AND RELATED APPLICATIONS

Sch E (US Granted Patents)

Docket Number	Application Number	Application Date	Patent Number	Issue Date	Title

P0573	10/056,276	1/23/2002	6,519,352	2/11/2003	ENCODING AND DECODING IN ACCORDANCE WITH STEGANOGRAPHICALLY-CONVEYED DATA

P0581	10/273,311	10/16/2002	7,054,465	5/30/2006	Data hiding method and system for embedding and extracting information in signals

P0588	10/100,233	3/13/2002	6,664,976	12/16/2003	IMAGE MANAGEMENT SYSTEMS AND METHODS USING DIGITAL WATERMARKS

P0589	08/918,891	8/27/1997	6,061,793	5/9/2000	METHOD AND APPARATUS FOR EMBEDDING DATA, INCLUDING WATERMARKS, IN HUMAN PERCEPTIBLE SOUNDS

P0591	10/102,026	3/19/2002	6,968,057	11/22/2005	EMULSION PRODUCTS AND IMAGERY EMPLOYING STEGANOGRAPHY

P0592	10/102,269	3/19/2002	6,987,861	1/17/2006	SECURITY ARRANGEMENTS FOR PRINTED DOCUMENTS

P0593	10/118,468	4/5/2002	7,095,871	8/22/2006	DIGITAL ASSET MANAGEMENT AND LINKING MEDIA SIGNALS WITH RELATED DATA USING WATERMARKS

P0595	10/105,013	3/22/2002	6,580,809	6/17/2003	QUANTIZATION-BASED DATA HIDING EMPLOYING CALIBRATION AND LOCALLY ADAPTIVE QUANTIZATION

P0597	10/108,256	3/25/2002	6,654,480	11/25/2003	AUDIO APPLIANCE AND MONITORING DEVICE RESPONSIVE TO WATERMARK DATA

P0599	10/113,398	3/27/2002	7,068,811	6/27/2006	PROTECTING IMAGES WITH IMAGE MARKINGS

P0600	10/113,818	3/28/2002	6,804,376	10/12/2004	EQUIPMENT EMPLOYING WATERMARK-BASED AUTHENTICATION FUNCTION

P0601	10/113,910	3/28/2002	6,850,626	2/1/2005	METHODS EMPLOYING MULTIPLE WATERMARKS

P0602	10/112,647	3/28/2002	7,054,462	5/30/2006	INFERRING OBJECT STATUS BASED ON DETECTED WATERMARK DATA

Sch E (US Granted Patents)

Docket Number	Application Number	Application Date	Patent Number	Issue Date	Title

P0603	10/113,854	3/28/2002	7,054,463	5/30/2006	DATA ENCODING USING FRAIL WATERMARKS

P0604	10/115,582	4/2/2002	6,912,295	6/28/2005	ENHANCING EMBEDDING OF OUT-OF-PHASE SIGNALS

P0605	10/115,441	4/2/2002	6,804,377	10/12/2004	DETECTING INFORMATION HIDDEN OUT-OF-PHASE IN COLOR CHANNELS

P0606	10/118,653	4/8/2002	6,917,724	7/12/2005	METHODS FOR OPENING FILE ON COMPUTER VIA OPTICAL SENSING

P0607	10/118,847	4/8/2002	6,694,043	2/17/2004	METHOD OF MONITORING PRINT DATA FOR TEXT ASSOCIATED WITH A HYPERLINK

P0608	10/120,260	4/9/2002	6,567,780	5/20/2003	AUDIO WITH HIDDEN IN-BAND DIGITAL DATA

P0617	10/126,921	4/18/2002	7,266,704	9/4/2007	USER-FRIENDLY RIGHTS MANAGEMENT SYSTEMS AND METHODS

P0621	10/132,060	4/24/2002	7,046,819	5/16/2006	ENCODED REFERENCE SIGNAL FOR DIGITAL WATERMARKS

P0625	10/147,228	5/15/2002	7,171,018	1/30/2007	PORTABLE DEVICES AND METHODS EMPLOYING DIGITAL WATERMARKING

P0629	10/170,223	6/10/2002	6,978,036	12/20/2005	TAMPER-RESISTANT AUTHENTICATION TECHNIQUES FOR IDENTIFICATION DOCUMENTS

P0631	09/367,797	2/20/1998	7,269,734	9/11/2007	INVISIBLE DIGITAL WATERMARKS

P0639	10/142,260	5/8/2002	6,647,129	11/11/2003	METHOD AND SYSTEM FOR ENCODING IMAGE AND AUDIO CONTENT

P0641	10/172,506	6/14/2002	6,869,023	3/22/2005	LINKING DOCUMENTS THROUGH DIGITAL WATERMARKING

P0643	10/165,751	6/6/2002	6,754,377	6/22/2004	METHODS AND SYSTEMS FOR MARKING PRINTED DOCUMENTS

P0645	10/172,734	6/13/2002	7,263,202	8/28/2007	WATERMARKING TO CONTROL VIDEO RECORDING

P0647	10/172,353	6/13/2002	6,614,915	9/2/2003	IMAGE CAPTURE AND MARKING

Sch E (US Granted Patents)

Docket Number	Application Number	Application Date	Patent Number	Issue Date	Title

P0649	10/172,769	6/14/2002	7,039,214	5/2/2006	EMBEDDING WATERMARK COMPONENTS DURING SEPARATE PRINTING STAGES

P0664	10/229,382	8/26/2002	6,751,337	6/15/2004	DIGITAL WATERMARK DETECTING WITH WEIGHTING FUNCTION

P0665	10/246,494	9/17/2002	7,113,614	9/26/2006	EMBEDDING AUXILIARY SIGNALS WITH MULTIPLE COMPONENTS INTO MEDIA SIGNALS

P0667	10/202,367	7/22/2002	6,704,869	3/9/2004	EXTRACTING DIGITAL WATERMARKS USING LOGARITHMIC SAMPLING AND SYMMETRICAL ATTRIBUTES

P0668	10/215,389	8/7/2002	6,718,047	4/6/2004	WATERMARK EMBEDDER AND READER

P0669	10/208,735	7/29/2002	6,922,480	7/26/2005	METHODS FOR ENCODING SECURITY DOCUMENTS

P0673	10/209,756	7/31/2002	6,778,682	8/17/2004	REDUNDANTLY EMBEDDING AUXILIARY DATA IN SOURCE SIGNALS

P0676	10/242,300	9/11/2002	7,027,612	4/11/2006	MARKING PHYSICAL OBJECTS AND RELATED SYSTEMS AND METHODS

P0677	10/218,021	8/12/2002	6,993,152	1/31/2006	HIDING GEO-LOCTION DATA THROUGH ARRANGEMENT OF OBJECTS

P0682	10/195,515	7/16/2002	7,103,197	9/5/2006	ARRANGEMENTS FOR EMBEDDING SUBLIMINAL DATA IN IMAGERY

P0683	10/237,142	9/5/2002	7,151,854	12/19/2006	PATTERN RECOGNITION OF OBJECTS IN IMAGE STREAMS

P0687	10/241,367	9/10/2002	7,113,596	9/26/2006	EMBEDDING INFORMATION RELATED TO A SUBJECT OF AN IDENTIFICATION DOCUMENT IN THE IDENTIFICATION DOCUMENT

P0697	10/302,753	11/22/2002	7,072,490	7/4/2006	SYMMETRY WATERMARK

P0701	10/277,617	10/21/2002	7,224,819	5/29/2007	INTEGRATING DIGITAL WATERMARKS IN MULTIMEDIA CONTENT

P0702	10/278,742	10/21/2002	7,006,661	2/28/2006	DIGITAL WATERMARKING SYSTEMS AND METHODS

Sch E (US Granted Patents)

Docket Number	Application Number	Application Date	Patent Number	Issue Date	Title

P0704	10/286,357	10/31/2002	7,065,228	6/20/2006	INJECTION MOLDING PROCESS INCLUDING DIGITAL WATERMARKING AND ARTICLE MANUFACTURED FROM INJECTION MOLDING PROCESS

P0705	10/282,908	10/28/2002	6,782,115	8/24/2004	WATERMARKING HOLOGRAMS

P0709	10/299,244	11/18/2002	7,076,082	7/11/2006	MEDIA SIGNAL FILTERING FOR USE IN DIGITAL WATERMARK READING

P0750	10/318,345	12/9/2002	6,768,808	7/27/2004	ENCODING AND DECODING METHODS IN WHICH DECRYPTION DATA IS CONVEYED STEGANOGRAPHICALLY WITHIN AUDIO OR VISUAL CONTENT

P0754	10/319,380	12/13/2002	7,187,780	3/6/2007	IMAGE PROCESSING METHODS USING REVERSIBLE WATERMARKING

P0757	10/359,015	2/4/2003	6,768,809	7/27/2004	DIGITAL WATERMARK SCREENING AND DETECTION DEVICES

P0763	10/407,816	4/3/2003	7,194,106	3/20/2007	CREATING ELECTRONIC FORMS THROUGH DIGITAL WATERMARKING

P0764	10/336,650	1/2/2003	7,158,654	1/2/2007	IMAGE PROCESSOR AND IMAGE PROCESSING METHOD

P0766	10/338,032	1/6/2003	7,349,552	3/25/2008	CONNECTED AUDIO AND OTHER MEDIA OBJECTS

P0767	10/338,031	1/6/2003	7,333,957	2/19/2008	CONNECTED AUDIO AND OTHER MEDIA OBJECTS

P0769	10/359,550	2/5/2003	7,162,052	1/9/2007	STEGANOGRAPHICALLY ENCODING SPECULAR SURFACES

P0772	10/349,321	1/21/2003	7,231,061	6/12/2007	ADAPTIVE PREDICTION FILTERING FOR DIGITAL WATERMARKING

P0773	10/350,276	1/22/2003	7,020,304	3/28/2006	DIGITAL WATERMARKING AND FINGERPRINTING ENHANCEMENTS

P0775	10/333,344	7/24/2003	7,319,775	1/15/2008	WAVELET DOMAIN WATERMARKS

P0776	10/377,170	2/26/2003	7,308,110	12/11/2007	METHODS FOR MARKING IMAGES

Sch E (US Granted Patents)

Docket Number	Application Number	Application Date	Patent Number	Issue Date	Title

P0777	10/352,338	1/27/2003	6,771,797	8/3/2004	WATERMARKS CARRYING CONTENT DEPENDENT SIGNAL METRICS FOR DETECTING AND CHARACTERIZING SIGNAL ALTERATION

P0778	09/522,678	3/10/2000	6,963,884	11/8/2005	RECOVERABLE DIGITAL CONTENT DEGRADATION: METHOD AND APPARATUS

P0779	09/404,292	9/23/1999	7,197,156	3/27/2007	METHOD AND APPARATUS FOR EMBEDDING AUXILIARY INFORMATION WITHIN ORIGINAL DATA

P0780	09/404,291	9/23/1999	7,055,034	5/30/2006	METHOD AND APPARATUS FOR ROBUST EMBEDDED DATA

P0781	09/801,515	3/7/2001	7,127,744	10/24/2006	METHOD AND APPARATUS TO PROTECT MEDIA EXISTING IN AN INSECURE FORMAT

P0783	10/358,447	2/4/2003	6,744,907	6/1/2004	IMAGE CAPTURE METHODS AND DEVICES EMPLOYING STEGANOGRAPHIC PROCESSING

P0786	10/371,995	2/20/2003	7,254,249	8/7/2007	DIGITAL WATERMARKING IMAGE SIGNALS ON-CHIP

P0787	10/366,541	2/12/2003	6,804,378	10/12/2004	METHODS AND PRODUCTS EMPLOYING BIOMETRICS AND STEGANOGRAPHY

P0788	10/367,092	2/13/2003	7,113,615	9/26/2006	WATERMARK EMBEDDER AND READER

P0807	10/379,393	3/3/2003	7,263,203	8/28/2007	DIGITAL WATERMARKS

P0815	10/400,159	3/25/2003	7,181,022	2/20/2007	AUDIO WATERMARKING TO CONVEY AUXILIARY INFORMATION, MEDIA EMBODYING SAME

P0817	10/405,951	4/1/2003	7,003,132	2/21/2006	EMBEDDING HIDDEN AUXILIARY CODE SIGNALS IN MEDIA

P0818	10/435,517	5/8/2003	7,006,662	2/28/2006	REVERSIBLE WATERMARKING USING EXPANSION, RATE CONTROL AND ITERATIVE EMBEDDING

P0823	10/418,025	4/16/2003	7,340,076	3/4/2008	DIGITAL WATERMARKS FOR UNMANNED VEHICLE NAVIGATION

Sch E (US Granted Patents)

Docket Number	Application Number	Application Date	Patent Number	Issue Date	Title

P0828	10/423,834	4/25/2003	7,197,160	3/27/2007	GEOGRAPHIC INFORMATION SYSTEMS USING DIGITAL WATERMARKS

P0838	09/522,312	3/9/2000	6,868,497	3/15/2005	METHOD AND APPARATUS FOR AUTOMATIC ID MANAGEMENT

P0839	10/448,544	5/29/2003	6,917,691	7/12/2005	SUBSTITUTING INFORMATION BASED ON WATERMARK-ENABLED LINKING

P0841	10/460,092	6/11/2003	7,286,684	10/23/2007	SECURE DOCUMENT DESIGN CARRYING AUXILIARY MACHINE READABLE INFORMATION

P0842	10/460,274	6/11/2003	6,959,100	10/25/2005	SECURE DOCUMENT DESIGN WITH MACHINE READABLE, VARIABLE MESSAGE ENCODED IN A VISIBLE REGISTRATION PATTERN

P0844	10/465,769	6/18/2003	6,882,737	4/19/2005	DIGITALLY WATERMARKING HOLOGRAMS FOR IDENTITY DOCUMENTS

P0854	10/617,571	7/11/2003	6,987,862	1/17/2006	VIDEO STEGANOGRAPHY

P0857	10/620,211	7/14/2003	6,915,002	7/5/2005	MULTI-CARRIER WATERMARKS USING CARRIER MODULATED WITH AUXILIARY MESSAGES

P0859	10/636,515	8/6/2003	7,152,021	12/19/2006	COMPUTING DISTORTION OF MEDIA SIGNALS USING EMBEDDED DATA WITH REPETITIVE STRUCTURE AND LOG-POLAR MAPPING

P0867	10/642,451	8/14/2003	7,050,201	5/23/2006	METHOD AND APPARATUS FOR ENCODING PAPER WITH INFORMATION

P0870	10/684,213	10/10/2003	7,088,844	8/8/2006	PERCEPTUAL MODELING OF MEDIA SIGNALS BASED ON LOCAL CONTRAST AND DIRECTIONAL EDGES

P0871	10/648,105	8/25/2003	6,975,746	12/13/2005	INTEGRATING DIGITAL WATERMARKS IN MULTIMEDIA CONTENT

P0876	10/656,076	9/4/2003	7,016,516	3/21/2006	DIGITAL AUTHENTICATION WITH DIGITAL AND ANALOG DOCUMENTS

P0879	10/683,560	10/9/2003	7,181,042	2/20/2007	DIGITAL AUTHENTICATION WITH DIGITAL AND ANALOG DOCUMENTS

Sch E (US Granted Patents)

Docket Number	Application Number	Application Date	Patent Number	Issue Date	Title

P0892	10/669,310	9/23/2003	6,993,153	1/31/2006	SELF-ORIENTING WATERMARKS

P0898	10/693,269	10/23/2003	6,882,738	4/19/2005	METHODS AND TANGIBLE OBJECTS EMPLOYING TEXTURED MACHINE READABLE DATA

P0914	10/723,731	11/26/2003	7,171,020	1/30/2007	METHOD FOR UTILIZING FRAGILE WATERMARK FOR ENHANCED SECURITY

P0922	10/742,637	12/19/2003	7,376,242	5/20/2008	QUANTIZATION-BASED DATA EMBEDDING IN MAPPED DATA

P0923	10/753,984	1/5/2004	7,330,562	2/12/2008	WATERMARKING IN THE TIME-FREQUENCY DOMAIN

P0932	10/856,678	5/28/2004	6,993,154	1/31/2006	MEASURING DIGITAL WATERMARK STRENGTH USING ERROR CORRECTION CODING METRICS

P0933	10/781,056	2/17/2004	7,020,349	3/28/2006	HALFTONE WATERMARKS AND RELATED APPLICATIONS

P0934	10/778,762	2/13/2004	7,099,492	8/29/2006	Method of steganographically embedding geo-location data in media

P0965	10/817,456	4/2/2004	7,377,421	5/27/2008	METHODS AND SYSTEMS FOR INTERACTING WITH PRINTED ARTICLES, SUCH AS POSTERS

P0966	10/818,938	4/5/2004	6,996,252	2/7/2006	LOW VISIBILITY WATERMARK USING TIME DECAY FLUORESCENCE

P0967	10/819,716	4/6/2004	7,062,069	6/13/2006	DIGITAL WATERMARK EMBEDDING AND DECODING USING ENCRYPTION KEYS

P0968	10/821,414	4/9/2004	7,035,427	4/25/2006	METHOD AND SYSTEM FOR MANAGING, ACCESSING AND PAYING FOR THE USE OF COPYRIGHTED ELECTRONIC MEDIA

P0971	10/823,514	4/12/2004	7,027,614	4/11/2006	HIDING INFORMATION TO REDUCE VISUAL ARTIFACTS

P0976	10/826,970	4/15/2004	7,352,878	4/1/2008	HUMAN PERCEPTUAL MODEL APPLIED TO RENDERING OF WATERMARKED SIGNALS

Sch E (US Granted Patents)

Docket Number	Application Number	Application Date	Patent Number	Issue Date	Title

P0976	10/826,970	4/15/2004	7,352,878	4/1/2008	HUMAN PERCEPTUAL MODEL APPLIED TO RENDERING OF WATERMARKED SIGNALS

P0977	10/828,930	4/20/2004	7,227,972	6/5/2007	PROGRESSIVE WATERMARK DECODING ON A DISTRIBUTED COMPUTING PLATFORM

P0978	10/830,975	4/22/2004	7,152,786	12/26/2006	IDENTIFICATION DOCUMENT INCLUDING EMBEDDED DATA

P0992	10/856,682	5/27/2004	7,184,570	2/27/2007	METHODS AND SYSTEMS FOR STEGANOGRAPHIC PROCESSING

P0998	10/869,320	6/15/2004	7,130,087	10/31/2006	METHODS AND APPARATUS TO PRODUCE SECURITY DOCUMENTS

P1015	10/914,052	8/6/2004	7,164,413	1/16/2007	ENHANCED INPUT PERIPHERAL

P1025	10/941,059	9/13/2004	7,213,757	5/8/2007	EMERGING SECURITY FEATURES FOR IDENTIFICATION DOCUMENTS

P1030	10/953,134	9/28/2004	7,139,408	11/21/2006	TRANSFORM DOMAIN WATERMARKING OF IMAGE SIGNALS

P1036	10/972,286	10/21/2004	7,062,070	6/13/2006	IMAGE MARKING ADAPTED TO THE IMAGE

P1047	10/992,614	11/17/2004	7,305,104	12/4/2007	AUTHENTICATION OF IDENTIFICATION DOCUMENTS USING DIGITAL WATERMARKS

P1062	11/051,442	2/3/2005	7,136,502	11/14/2006	PRINTING MEDIA AND METHODS EMPLOYING DIGITAL WATERMARKING

P1068	11/060,919	2/17/2005	7,164,780	1/16/2007	DIGITAL WATERMARKING APPARATUS AND METHODS

P1069	11/060,975	2/17/2005	7,177,443	2/13/2007	METHOD AND APPARATUS FOR ASSOCIATING IDENTIFIERS WITH CONTENT

P1070	11/074,997	3/7/2005	7,068,812	6/27/2006	DECODING HIDDEN DATA FROM IMAGERY

Sch E (US Granted Patents)

Docket Number	Application Number	Application Date	Patent Number	Issue Date	Title

P1071	11/074,520	3/7/2005	7,136,503	11/14/2006	ENCODING HIDDEN DATA

P1089	11/101,188	4/6/2005	7,370,190	5/6/2008	DATA PROCESSING SYSTEMS AND METHODS

P1092	11/132,031	5/17/2005	7,174,031	2/6/2007	METHODS FOR USING WIRELESS PHONES HAVING OPTICAL CAPABILITIES

P1094	11/106,186	4/13/2005	7,076,084	7/11/2006	METHODS AND OBJECTS EMPLOYING MACHINE READABLE DATA

P1101	11/127,442	5/11/2005	7,321,667	1/22/2008	DATA HIDING THROUGH ARRANGEMENT OF OBJECTS

P1118	11/145,514	6/3/2005	7,184,572	2/27/2007	USING STEGANOGRAPHIC ENCODED INFORMATION WITH MAPS

P1119	11/145,515	6/3/2005	7,209,573	4/24/2007	SUBSTITUTING IMAGES IN COPIES BASED ON DIGITAL WATERMARKS

P1131	11/191,328	7/27/2005	7,248,717	7/24/2007	SECURING MEDIA CONTENT WITH STEGANOGRAPHIC ENCODING

P1147	11/265,766	11/1/2005	7,197,164	3/27/2007	TIME-VARYING VIDEO WATERMARK

P1152	11/280,835	11/15/2005	7,369,676	5/6/2008	ROUTING NETWORKS FOR USE WITH CONTENT LINKING SYSTEMS

P1155	11/286,154	11/23/2005	7,269,275	9/11/2007	PHYSICAL OBJECTS AND VALIDATION OF PHYSICAL OBJECTS

P1161	11/312,247	12/19/2005	7,239,734	7/3/2007	AUTHENTICATION OF IDENTIFICATION DOCUMENTS AND BANKNOTES

P1165	11/317,474	12/22/2005	7,242,790	7/10/2007	VIDEO STEGANOGRAPHY

P1170	11/345,648	1/31/2006	7,286,685	10/23/2007	HALFTONE WATERMARKING AND RELATED APPLICATIONS

P1186	11/380,181	4/25/2006	7,313,251	12/25/2007	METHOD AND SYSTEM FOR MANAGING AND CONTROLLING ELECTRONIC MEDIA

P1191	11/382,459	5/9/2006	7,330,563	2/12/2008	DOCUMENTS, ARTICLES AND AUTHENTICATION OF DOCUMENTS AND ARTICLES

P1201	11/420,977	5/30/2006	7,266,217	9/4/2007	MULTIPLE WATERMARKS IN CONTENT

Sch E (US Granted Patents)

Docket Number	Application Number	Application Date	Patent Number	Issue Date	Title

P1202	11/452,662	6/13/2006	7,369,678	5/6/2008	DIGITAL WATERMARK AND STEGANOGRAPHIC DECODING

P1207	11/456,809	7/11/2006	7,305,117	12/4/2007	METHODS AND TANGIBLE OBJECTS EMPLOYING MACHINE READABLE DATA

P1218	11/466,392	8/22/2006	7,372,976	5/13/2008	CONTENT INDEXING AND SEARCHING USING CONTENT IDENTIFIERS AND ASSOCIATED METADATA

P1224	11/536,459	9/28/2006	7,280,672	10/9/2007	IMAGE DATA PROCESSING

P1254	11/622,202	1/11/2007	7,330,564	2/12/2008	DIGITAL WATERMARKING APPARATUS AND METHODS

P1261	11/621,839	1/10/2007	7,313,253	12/25/2007	METHODS AND TANGIBLE OBJECTS EMPLOYING MACHINE READABLE DATA IN PHOTO-REACTIVE MATERIALS

P1281	11/672,313	2/7/2007	7,359,528	4/15/2008	MONITORING OF VIDEO OR AUDIO BASED ON IN-BAND DATA AND OUT-OF-BAND DATA

P1292	11/679,004	2/26/2007	7,349,555	3/25/2008	DOCUMENTS AND APPARATUS TO ENCODE DOCUMENTS

P1306	11/739,534	4/24/2007	7,362,879	4/22/2008	SUBSTITUTING OBJECTS BASED ON STEGANOGRAPHIC ENCODING

Sch F (Foreign Granted)

Docket Number	Country	Application Number	Application Date	Patent Number	Issue Date	Title

EWG-069-JP	Japan	2000-508081	8/24/1998	4068301	1/18/2008	METHOD AND APPARATUS FOR VIDEO WATERMARKING VIDEO IMAGES

EWG-080- DE	Germany	99958983.1	11/13/1999	69923781.5-08	2/16/2005	PRINTING AND VALIDATION OF SELF VALIDATING SECURITY DOCUMENTS

EWG-080- EP	European Patent Convention	99958983.1	11/13/1999	1131769	2/16/2005	PRINTING AND VALIDATION OF SELF VALIDATING SECURITY DOCUMENTS

EWG-080- FR	France	99958983.1	11/13/1999	1131769	2/16/2005	PRINTING AND VALIDATION OF SELF VALIDATING SECURITY DOCUMENTS

EWG-080- UK	Great Britain	99958983.1	11/13/1999	1131769	2/16/2005	PRINTING AND VALIDATION OF SELF VALIDATING SECURITY DOCUMENTS

EWG-085- AU	Australia	24634/99	1/20/1999	747372	8/29/2002	Multiple Watermarking Techniques

EWG-085- DE	Germany	99904182.5	1/20/1999	69937044.2-08	9/5/2007	Multiple Watermarking Techniques

EWG-085- EP	European Patent Convention	99904182.5	1/20/1999	1050005	9/5/2007	Multiple Watermarking Techniques

EWG-085- FR	France	99904182.5	1/20/1999	1050005	9/5/2007	Multiple Watermarking Techniques

EWG-085- GB	Great Britain	99904182.5	1/20/1999	1050005	9/5/2007	Multiple Watermarking Techniques

EWG-085- HK	Hong Kong	1102966.5	4/25/2001	1032464B	12/7/2007	Multiple Watermarking Techniques

P0017 44769S	Japan	514,635/95	11/16/1994	3649731	2/25/2005	IDENTIFICATION/AUTHENTICATION CODING METHOD AND APPARATUS

Sch F (Foreign Granted)

Docket Number	Country	Application Number	Application Date	Patent Number	Issue Date	Title

P0018 44770S	European Patent Convention	95909196.8	11/16/1994	737387	4/9/2003	IDENTIFICATION/AUTHENTICATION CODING METHOD AND APPARATUS\n\npublication # EP 737387

P0018 44770S-DE	Germany	95909196.8	11/16/1994	69432480.9	4/9/2003	IDENTIFICATION/AUTHENTICATION CODING METHOD AND APPARATUS

P0018 44770S-FR	France	95909196.8	11/16/1994	737387	4/9/2003	IDENTIFICATION/AUTHENTICATION CODING METHOD AND APPARATUS

P0018 44770S-NL	Netherland	95909196.8	11/16/1994	737387	4/9/2003	IDENTIFICATION/AUTHENTICATION CODING METHOD AND APPARATUS

P0018 44770S-UK	Great Britain	95909196.8	11/16/1994	737387	4/9/2003	IDENTIFICATION/AUTHENTICATION CODING METHOD AND APPARATUS

P0026 48701S	European Patent Convention	96917808.6	5/7/1996	824821	4/17/2002	STEGANOGRAPHY SYSTEMS

P0026 48701S-DE	Germany	96917808.6	5/7/1996	69620751.61	4/17/2002	STEGANOGRAPHY SYSTEMS

P0026 48701S-FI	Finland	96917808.6	5/7/1996	824821	4/17/2002	STEGANOGRAPHY SYSTEMS

P0026 48701S-FR	France	96917808.6	5/7/1996	824821	4/17/2002	STEGANOGRAPHY SYSTEMS

P0026 48701S-IT	Italy	96917808.6	5/7/1996	824821	4/17/2002	STEGANOGRAPHY SYSTEMS

P0026 48701S-NL	Netherland	96917808.6	5/7/1996	824821	4/17/2002	STEGANOGRAPHY SYSTEMS

P0026 48701S-SE	Sweden	96917808.6	5/7/1996	824821	4/17/2002	STEGANOGRAPHY SYSTEMS

P0026 48701S-UK	Great Britain	96917808.6	5/7/1996	824821	4/17/2002	STEGANOGRAPHY SYSTEMS

Sch F (Foreign Granted)

Docket Number	Country	Application Number	Application Date	Patent Number	Issue Date	Title

P0027 48702	Canada	2,218,957	5/7/1996	2,218,957	1/25/2005	STEGANOGRAPHY SYSTEMS

P0029 49622S	Canada	2,101,673	7/30/1993	2,101,673	8/23/2005	METHOD AND SYSTEM FOR DIGITAL IMAGE SIGNATURES

P0031 49624DIV	Japan	2005-136454	8/2/1993	3837432	8/4/2006	METHOD AND SYSTEM FOR DIGITAL IMAGE SIGNATURES

P0031 49624DIV1	Japan	2006-177155	8/2/1993	4004528	8/31/2007	METHOD AND SYSTEM FOR DIGITAL IMAGE SIGNATURES

P0031 49624DIV2	Japan	2006-177158	8/2/1993	4009655	9/7/2007	METHOD AND SYSTEM FOR DIGITAL IMAGE SIGNATURES

P0065 53010	European Patent Convention	99113163.2	7/7/1999	981113	9/14/2005	DIGITAL WATERMARKS AND METHODS FOR SECURITY DOCUMENTS

P0065 53010-CH	Switzerland	99113163.2	7/7/1999	981113	9/14/2005	DIGITAL WATERMARKS AND METHODS FOR SECURITY DOCUMENTS

P0065 53010-DE	Germany	99113163.2	7/7/1999	69927218.1-08	9/14/2005	DIGITAL WATERMARKS AND METHODS FOR SECURITY DOCUMENTS

P0065 53010-FR	France	99113163.2	7/7/1999	981113	9/14/2005	DIGITAL WATERMARKS AND METHODS FOR SECURITY DOCUMENTS

P0065 53010-GB	Great Britain	99113163.2	7/7/1999	981113	9/14/2005	DIGITAL WATERMARKS AND METHODS FOR SECURITY DOCUMENTS

P0066 53039	European Patent Convention	99116359.3	11/16/1994	959620	1/12/2005	VIDEO WITH HIDDEN IN-BAND DIGITAL DATA

P0066 53039-DE	Germany	99116359.3	11/16/1994	69434237.8	1/12/2005	VIDEO WITH HIDDEN IN-BAND DIGITAL DATA

P0066 53039-ES	Spain	99116359.3	11/16/1994	959620	1/12/2005	VIDEO WITH HIDDEN IN-BAND DIGITAL DATA

Sch F (Foreign Granted)

Docket Number	Country	Application Number	Application Date	Patent Number	Issue Date	Title

P0066 53039-FR	France	99116359.3	11/16/1994	959620	1/12/2005	VIDEO WITH HIDDEN IN-BAND DIGITAL DATA

P0066 53039-UK	Great Britain	99116359.3	11/16/1994	959620	1/12/2005	VIDEO WITH HIDDEN IN-BAND DIGITAL DATA

P0067 53040	European Patent Convention	99116366.8	11/16/1994	959621	2/28/2001	VIDEO COPY CONTROL WITH PLURAL EMBEDDED SIGNALS

P0067 53040-DE	Germany	99116366.8	11/16/1994	69426787.2-08	2/28/2001	VIDEO COPY CONTROL WITH PLURAL EMBEDDED SIGNALS (From 53040)

P0067 53040-NL	Netherland	99116366.8	11/16/1994	959621	2/28/2001	VIDEO COPY CONTROL WITH PLURAL EMBEDDED SIGNALS (From 53040)

P0067 53040-UK	Great Britain	99116366.8	11/16/1994	959621	2/28/2001	VIDEO COPY CONTROL WITH PLURAL EMBEDDED SIGNALS (From 53040)

P0067 53040L-FR	France	99116366.8	11/16/1994	959621	2/28/2001	VIDEO COPY CONTROL WITH PLURAL EMBEDDED SIGNALS (From 53040)

P0131 60105	European Patent Convention	104810.7	5/7/1996	1003324	7/16/2003	FORGERY-RESISTANT DOCUMENTS WITH IMAGES CONVEYING SECRET AND RELATED METHODS

P0131 60105-CH	Switzerland	104810.7	5/7/1996	1003324	7/16/2003	FORGERY-RESISTANT DOCUMENTS WITH IMAGES CONVEYING SECRET\nAND RELATED METHODS

P0131 60105-DE	Germany	104810.7	5/7/1996	69629134.7	7/16/2003	FORGERY-RESISTANT DOCUMENTS WITH IMAGES CONVEYING SECRET\nAND RELATED METHODS

P0131 60105-FR	France	104810.7	5/7/1996	1003324	7/16/2003	FORGERY-RESISTANT DOCUMENTS WITH IMAGES CONVEYING SECRET\nAND RELATED METHODS

Sch F (Foreign Granted)

Docket Number	Country	Application Number	Application Date	Patent Number	Issue Date	Title

P0131 60105-GB	Great Britain	104810.7	5/7/1996	1003324	7/16/2003	FORGERY-RESISTANT DOCUMENTS WITH IMAGES CONVEYING SECRET\nAND RELATED METHODS

P0131 60105-NL	Netherland	104810.7	5/7/1996	1003324	7/16/2003	FORGERY-RESISTANT DOCUMENTS WITH IMAGES CONVEYING SECRET\nAND RELATED METHODS

P0186 60230-DE	Germany	116604	5/7/1996	69625626.6	1/2/2003	INITIATING A LINK BETWEEN COMPUTERS BASED ON THE DECODING OF AN ADDRESS STEGANOGRAPHCAILLY EMBEEDED IN AN AUDIO OBJECT

P0186 60230L	European Patent Convention	116604	5/7/1996	1049320	1/2/2003	INITIATING A LINK BETWEEN COMPUTERS BASED ON THE DECODING OF AN ADDRESS STEGANOGRAPHCAILLY EMBEEDED IN AN AUDIO OBJECT

P0186 60230L-FI	Finland	116604	5/7/1996	1049320	1/2/2003	INITIATING A LINK BETWEEN COMPUTERS BASED ON THE DECODING OF\nAN ADDRESS STEGANOGRAPHCAILLY EMBEEDED IN AN AUDIO OBJECT

P0186 60230L-FR	France	116604	5/7/1996	1049320	1/2/2003	INITIATING A LINK BETWEEN COMPUTERS BASED ON THE DECODING OF\nAN ADDRESS STEGANOGRAPHCAILLY EMBEEDED IN AN AUDIO OBJECT

Sch F (Foreign Granted)

Docket Number	Country	Application Number	Application Date	Patent Number	Issue Date	Title

P0186 60230L-GB	Great Britain	116604	5/7/1996	1049320	1/2/2003	INITIATING A LINK BETWEEN COMPUTERS BASED ON THE DECODING OF\nAN ADDRESS STEGANOGRAPHCAILLY EMBEEDED IN AN AUDIO OBJECT

P0186 60230L-NL	Netherland	116604	5/7/1996	1049320	1/2/2003	INITIATING A LINK BETWEEN COMPUTERS BASED ON THE DECODING OF\nAN ADDRESS STEGANOGRAPHCAILLY EMBEEDED IN AN AUDIO OBJECT

P0186 60230L-SE	Sweden	116604	5/7/1996	1049320	1/2/2003	INITIATING A LINK BETWEEN COMPUTERS BASED ON THE DECODING OF\nAN ADDRESS STEGANOGRAPHCAILLY EMBEEDED IN AN AUDIO OBJECT

P0207 60273	Hong Kong	105849.2	9/15/2000	HK1026796	7/9/2004	FORGERY-RESISTANT DOCUMENTS WITH IMAGES CONVEYING SECRET\nDATA, ND RELATED METHODS

P0212 60293W	Australia	25629/99	4/14/1999	761566	9/25/2003	DIGITAL WATERMARKING AND BANKNOTES (filed in Australia 9/28/00)

P0214 60295	Great Britain	23204.1	4/14/1999	2353168	4/14/1999	DIGITAL WATERMARKING AND BANKNOTES

P021560296-DIV1	Japan	2006-130650	4/14/1999	4071261	1/25/2008	DIGITAL WATERMARKING AND BANKNOTES

P0265	China P.R.	99808918.4	6/24/1999	99808918.4	1/23/2008	DIGITAL WATERMARKS AND METHODS FOR SECURITY DOCUMENTS

P0272	Singapore	200100009-0	6/24/1999	78503	4/29/2005	DIGITAL WATERMARKS AND METHODS FOR SECURITY DOCUMENTS

Sch F (Foreign Granted)

Docket Number	Country	Application Number	Application Date	Patent Number	Issue Date	Title

P0273	Canada	2,338,618	6/24/1999	2,338,618	7/4/2006	DIGITAL WATERMARKS AND METHODS FOR SECURITY DOCUMENTS

P0294	Hong Kong	1100928.6	2/9/2001	1030122	5/9/2003	COMPUTER LINKING METHODS EMPLOYING AUDIO OR VISUAL DATA\nOBJECTS (Based on 60230)

P0336	European Patent Convention	1107905	5/7/1996	1137251	3/3/2004	TRANSFORM DOMAIN USE OF STEGANOGRAPHICALLY EMBEDDED DATA TO\nDISCERN IMAGE DISTORTION\n\nPublication EP 1 137 251 A2

P0336-CH	Switzerland	1107905	5/7/1996	1137251	3/3/2004	TRANSFORM DOMAIN USE OF STEGANOGRAPHICALLY EMBEDDED DATA TO\nDISCERN IMAGE DISTORTION

P0336-DE	Germany	1107905	5/7/1996	69631806.7	3/3/2004	TRANSFORM DOMAIN USE OF STEGANOGRAPHICALLY EMBEDDED DATA TO\nDISCERN IMAGE DISTORTION

P0336-FR	France	1107905	5/7/1996	1137251	3/3/2004	TRANSFORM DOMAIN USE OF STEGANOGRAPHICALLY EMBEDDED DATA TO\nDISCERN IMAGE DISTORTION

P0336-NL	Netherland	1107905	5/7/1996	1137251	3/3/2004	TRANSFORM DOMAIN USE OF STEGANOGRAPHICALLY EMBEDDED DATA TO\nDISCERN IMAGE DISTORTION

P0336-UK	Great Britain	1107905	5/7/1996	1137251	3/3/2004	TRANSFORM DOMAIN USE OF STEGANOGRAPHICALLY EMBEDDED DATA TO\nDISCERN IMAGE DISTORTION

Sch F (Foreign Granted)

Docket Number	Country	Application Number	Application Date	Patent Number	Issue Date	Title

P0339	Hong Kong	1101761.4	3/12/2001	1031013	2/21/2003	DIGITAL WATERMARKING AND BANKNOTES - From 60295

P0399	South Korea	10-2001-7011504	3/10/2000	746018	7/30/2007	SIGNAL PROCESSING METHODS, DEVICES, AND APPLICATIONS FOR DIGITAL RIGHTS MANAGEMENT KEN LEVY CASE!!!

P0632L	Australia	975218	2/20/1998	741906	12/13/2001	INVISIBLE DIGITAL WATERMARKS (Telstra)

P0655-KR-DIV	South Korea	10-2006-7001790	1/25/2006	799477	1/24/2008	CONNECTED AUDIO AND OTHER MEDIA OBJECTS

P0658	South Korea	10-2002-7010746	2/14/2001	799090	1/23/2008	WATERMARK ENCODER AND DECODER ENABLED SOFTWARE

P0679W	Great Britain	219190.6	4/14/1999	2375254	12/24/2002	DIGITAL WATERMARKING AND BANKNOTES

P0739	European Patent Convention	1954827	7/20/2001	EP1311973	4/4/2007	USING EMBEDDED DATA WITH FILE SHARING

P0739-DE	Germany	1954827	7/20/2001	60127689.2	4/4/2007	USING EMBEDDED DATA WITH FILE SHARING

P0739-FR	France	1954827	7/20/2001	EP1311973	4/4/2007	USING EMBEDDED DATA WITH FILE SHARING

P0739-GB	Great Britain	1954827	7/20/2001	EP1311973	4/4/2007	USING EMBEDDED DATA WITH FILE SHARING

P0743	Australia	2001277047	7/20/2001	2001277047	1/17/2008	USING EMBEDDED DATA WITH FILE SHARING

P0749	Australia	2001277147	7/24/2001	2001277147	8/31/2006	AUTHENTICATION WATERMARKS FOR PRINTED OBJECTS AND RELATED APPLICATIONS

P0800-CA	Canada	2,422,081	10/25/2001	2,422,081	8/21/2007	DIGITALLY MARKED OBJECTS AND PROMOTIONAL METHODS

Sch F (Foreign Granted)

Docket Number	Country	Application Number	Application Date	Patent Number	Issue Date	Title

P0862	European Patent Convention	3021209.6	11/16/1994	1389011	2/27/2008	A METHOD OF EMBEDDING A STEGANOGRAPHIC CODE IN AN IMAGE SIGNAL

P0862-DE	Germany	3021209.6	11/16/1994	1389011	2/27/2008	A METHOD OF EMBEDDING A STEGANOGRAPHIC CODE IN AN IMAGE SIGNAL

P0862-FR	France	3021209.6	11/16/1994	1389011	2/27/2008	A METHOD OF EMBEDDING A STEGANOGRAPHIC CODE IN AN IMAGE SIGNAL

P0862-GB	Great Britain	3021209.6	11/16/1994	1389011	2/27/2008	A METHOD OF EMBEDDING A STEGANOGRAPHIC CODE IN AN IMAGE SIGNAL

P0862-IT	Italy	3021209.6	11/16/1994	1389011	2/27/2008	A METHOD OF EMBEDDING A STEGANOGRAPHIC CODE IN AN IMAGE SIGNAL

P0862-NE	Netherland	3021209.6	11/16/1994	1389011	2/27/2008	A METHOD OF EMBEDDING A STEGANOGRAPHIC CODE IN AN IMAGE SIGNAL

P0862-SP	Spain	3021209.6	11/16/1994	1389011	2/27/2008	A METHOD OF EMBEDDING A STEGANOGRAPHIC CODE IN AN IMAGE SIGNAL

P0960-JP	Japan	2004-224727	5/7/1996	3949679	4/27/2007	STEGANOGRAPHY SYSTEMS- DIV OF 48700

P1019-DE	Germany	4020890.2	11/13/1999	69937972.5-08	1/9/2008	Photographic Identification Document

P1019-EP	European Patent Convention	4020890.2	11/13/1999	1484710	1/9/2008	Photographic Identification Document

P1019-FR	France	4020890.2	11/13/1999	1484710	1/9/2008	Photographic Identification Document

P1019-GB	Great Britain	4020890.2	11/13/1999	1484710	1/9/2008	Photographic Identification Document

Sch F (Foreign Granted)

Docket Number	Country	Application Number	Application Date	Patent Number	Issue Date	Title

P0265-HK	Hong Kong	5111612	12/15/2005	HK1077147	5/9/2008	DIGITAL WATERMARKS AND METHODS FOR SECURITY DOCUMENTS

P0655	South Korea	10-2002-7009576	1/25/2001	827215	4/28/2008	CONNECTED AUDIO AND OTHER MEDIA OBJECTS

Sch G (US Pending)

Docket Number	Application Number	Application Date	Title

EWG-065-C2	10/678,584	10/3/2003	EXPLOITING RANDOM MOTION DURING SCANNING TO YIELD IMPROVED IMAGE

EWG-070-C1	09/337,637	6/21/1999	SYSTEM AND METHOD FOR MANAGING DIGITAL CREATIVE WORKS

P0102 60049	09/587,493	6/2/2000	USING CLASSIFICATION TECHNIQUES IN DIGITAL WATERMARKING

P0115 60081	09/476,686	12/30/1999	WATERMARK-BASED PERSONAL AUDIO APPLIANCE

P0116 60085	09/479,304	1/6/2000	WIRELESS METHODS AND DEVICES EMPLOYING STEGANOGRAPHY

P0133 60109	09/502,542	2/10/2000	METHOD AND SYSTEM FOR FACILITATING ON-LINE SHOPPING

P0147 60138	09/531,076	3/18/2000	SYSTEM FOR LINKING FROM OBJECTS TO REMOTE RESOURCES

P0159 60177	09/538,493	3/30/2000	METHODS AND SYSTEMS FOR INSERTING WATERMARKS IN DIGITAL SIGNALS

P0161 60181	09/562,517	5/1/2000	DIGITAL WATERMARKS IN TV AND RADIO BROADCASTS, FOR AUGMENTING BROADCASTED CONTENT THROUGH LNKS TO INFORMATION, ENTERTAINMENT, AND COMMERCE OPPORTUNITIES

P0171 60195	09/574,726	5/18/2000	MUSIC METHODS AND SYSTEMS

P0194 60252	09/620,019	7/20/2000	USING EMBEDDED DATA WITH FILE SHARING

P0201 60259	09/636,102	8/10/2000	WATERMARK ENCODING AND DECODER ENABLED SOFTWARE AND DEVICES

P0216 60299	09/670,113	9/26/2000	METHODS OF PROCESSING TEXT FOUND IN IMAGES

P0224 60307	09/689,289	10/11/2000	PRINTING MEDIA AND METHODS EMPLOYING DIGITAL WATERMARKS

P0228 60316	09/697,015	10/25/2000	ACCESS CONTROL SYSTEM AND METHODS

P0231 60319	09/697,009	10/25/2000	DIGITALLY MARKED OBJECTS AND PROMOTIONAL METHODS

Sch G (US Pending)

Docket Number	Application Number	Application Date	Title

P0327	10/090,775	3/6/2002	NETWORK LINKING METHOD USING INDEX MODULATED ON DATA

P0331	09/810,080	3/16/2001	TRANSMARKING OF MULTIMEDIA SIGNALS

P0367	09/853,835	5/10/2001	DIGITAL WATERMARKING APPARATUS, SYSTEMS AND METHODS

P0381	10/118,849	4/8/2002	METHOD FOR MONITORING INTERNET DISSEMINATION OF IMAGE, VIDEO, AND/OR AUDIO FILES

P0414	09/924,281	8/7/2001	WIRELESS METHODS AND DEVICES EMPLOYING STEGANOGRAPHY

P0431	09/952,475	9/11/2001	CONTENT SENSITIVE CONNECTED CONTENT

P0435	09/952,384	9/11/2001	USING EMBEDDED DATA WITH FILE SHARING

P0468	10/035,830	10/18/2001	CONTENT AUTHENTICATION AND RECOVERY USING DIGITAL WATERMARKS

P0483	10/045,654	10/26/2001	INCLUDING A METRIC IN A DIGITAL WATERMARK FOR MEDIA AUTHENTICATION

P0487	10/053,488	11/2/2001	PARALLEL PROCESSING OF DIGITAL WATERMARKING OPERATIONS

P0490	10/002,225	11/20/2001	WATERMARK COMMUNICATION AND CONTROL SYSTEMS

P0502	10/017,677	12/13/2001	FORENSIC DIGITAL WATERMARKING WITH VARIABLE ORIENTATION AND PROTOCOLS

P0530	10/028,751	12/21/2001	WATERMARK AND FINGERPRINT SYSTEMS FOR MEDIA\n\n \n

P0534	10/360,794	4/30/2001	DIGITAL WATERMARKING WITH CONTENT DEPENDENT KEYS AND AUTOCORRELATION PROPERTIES FOR SYNCHRONIZATION

P0569	10/060,049	1/28/2002	EFFICIENT INTERACTIVE TV

P0585	10/086,180	2/25/2002	DISTRIBUTION AND USE OF TRUSTED PHOTOS

P0616	10/122,141	4/12/2002	WATERMARK SYSTEMS AND METHODS

Sch G (US Pending)

Docket Number	Application Number	Application Date	Title

P0620	10/158,385	5/29/2002	LAYERED SECURITY IN DIGITAL WATERMARKING

P0627	10/139,147	5/2/2002	DIGITAL WATERMARKING METHODS AND RELATED TOY AND GAME APPLICATIONS

P0642	10/193,719	7/10/2002	VARIABLE MESSAGE CODING PROTOCOLS FOR ENCODING AUXILIARY DATA IN MEDIA SIGNALS

P0644	10/172,735	6/13/2002	WATERMARKING AND ELECTRONIC PROGRAM GUIDES

P0646	10/172,733	6/13/2002	WATERMARKING TO SET VIDEO USAGE PERMISSIONS

P0661	10/186,175	6/27/2002	CONNECTED AUDIO AND OTHER MEDIA OBJECTS

P0691	10/300,921	11/19/2002	WATERMARK PLACEMENT IN WATERMARKING OF TIME VARYING MEDIA SIGNALS

P0699	10/274,290	10/18/2002	WATERMARK EMBEDDER AND READER

P0706	10/275,197	10/30/2002	DIGITAL WATERMARKING SYSTEM

P0707	10/286,517	11/1/2002	AUTHENTICATION USING A DIGITAL WATERMARK

P0722	10/307,497	11/27/2002	METHOD AND APPARATUS FOR TRANSACTION CARD SECURITY UTILIZING EMBEDDED IMAGE DATA

P0752	10/319,404	12/12/2002	REVERSIBLE WATERMARKING

P0755	10/319,413	12/13/2002	PROGRESSIVE IMAGE QUALITY CONTROL USING WATERMARKING

P0761	10/326,575	12/20/2002	PERSONAL DOCUMENT AUTHENTICATION SYSTEM USING WATERMARKING

P0770	10/349,322	1/21/2003	TEMPORAL SYNCHRONIZATION OF VIDEO AND AUDIO SIGNALS

P0782	09/522,744	3/10/2000	METHOD AND APPARATUS FOR INTELLIGENT CONTENT SCRAMBLING

P0785	10/366,629	2/12/2003	DIGITAL WATERMARKING AND TELEVISION SERVICES

Sch G (US Pending)

Docket Number	Application Number	Application Date	Title

P0805	10/383,156	3/5/2003	METHODS FOR DECODING WATERMARK DATA FROM AUDIO, AND CONTROLLING AUDIO DEVICES IN ACCORDANCE THEREWITH

P0806	10/382,359	3/4/2003	DIGITAL WATERMARKING SECURITY SYSTEMS

P0821	10/435,612	5/8/2003	TRANSFORMING DATA FILES INTO LOGICAL STORAGE UNITS FOR AUXILIARY DATA THROUGH REVERSIBLE WATERMARKS

P0827	10/423,489	4/25/2003	IMAGE MANAGEMENT SYSTEM AND METHODS USING DIGITAL WATERMARKS

P0835	10/449,827	5/29/2003	LAYERED SECURITY IN DIGITAL WATERMARKING

P0837	10/602,549	6/23/2003	EMBEDDED DATA WINDOWS IN AUDIO SEQUENCES AND VIDEO FRAMES

P0851	10/613,913	7/3/2003	COLOR ADAPTIVE WATERMARKING

P0855	10/622,180	7/16/2003	DIGITAL WATERMARKING AND FINGERPRINTING APPLICATIONS FOR COPY PROTECTION

P0856	10/622,079	7/16/2003	FINGERPRINTING APPLICATIONS

P0860	10/636,505	8/6/2003	DIGITAL WATERMARKING OF LOW BIT RATE VIDEO

P0869	10/686,547	10/14/2003	DIGITAL WATERMARKING FOR IDENTIFICATION DOCUMENTS

P0872	10/469,474	8/27/2003	QUANTIZATION-BASED DATA HIDING EMPLOYING CALIBRATION AND LOCALLY ADAPTIVE QUANTIZATION

P0877	10/656,930	9/4/2003	DIGITAL AUTHENTICATION WITH DIGITAL AND ANALOG DOCUMENTS

P0880	10/658,808	9/8/2003	METHOD FOR INCREASING THE FUNCTIONALITY OF A MEDIA PLAYER/RECORDER DEVICE OR AN APPLICATION PROGRAM

P0881	10/666,929	9/18/2003	DIGITALLY WATERMARKING DOCUMENTS ASSOCIATED WITH VEHICLES

Sch G (US Pending)

Docket Number	Application Number	Application Date	Title

P0895	10/686,495	10/14/2003	IDENTIFICATION DOCUMENT AND RELATED METHODS

P0904	10/742,510	12/19/2003	COLOR LASER ENGRAVING AND DIGITAL WATERMARKING

P0912	10/723,181	11/26/2003	AUTOMATED METHODS FOR DISTINGUISHING COPIES FROM ORIGINAL PRINTED OBJECTS

P0915	10/843,866	5/11/2004	DIGITAL WATERMARKING SYSTEMS AND METHODS

P0922	10/742,637	12/19/2003	QUANTIZATION-BASED DATA EMBEDDING IN MAPPED DATA

P0925-RE	10/766,750	1/27/2004	METHOD FOR SURVEYING DISSEMINATION OF PROPRIETARY EMPIRICAL DATA

P0929	10/764,430	1/23/2004	PAPER PRODUCTS AND PHYSICAL OBJECTS AS MEANS TO ACCESS AND CONTROL A COMPUTER OR TO NAVIGATE OVER OR ACT AS A PORTAL ON A NETWORK

P0930	10/774,312	2/5/2004	WATERMARKING SYSTEMS AND METHODS

P0935	10/781,145	2/17/2004	SYSTEM AND METHOD FOR MANAGING COPYRIGHTED ELECTRONIC MEDIA

P0936	10/794,395	3/5/2004	EVALUATING OBJECTS INCLUDING MACHINE-READABLE INDICIA

P0941	10/841,970	5/6/2004	METHODS FOR READING WATERMARKS IN UNKNOWN DATA TYPES, AND DVD DRIVES WITH SUCH FUNCTIONALITY

P0943	10/791,213	3/1/2004	APPLYING DIGITAL WATERMARKS USING PRINTING PROCESS CORRECTION

P0944	10/792,400	3/2/2004	PRINTER DRIVER SEPARATELY APPLYING WATERMARK AND INFORMATION

P0945	10/794,770	3/3/2004	INTEGRATING AND ENHANCING SEARCHING OF MEDIA CONTENT AND BIOMETRIC DATABASES

P0947	10/795,123	3/5/2004	CONTENT IDENTIFICATION, PERSONAL DOMAIN, COPYRIGHT NOTIFICATION, METADATA AND E-COMMERCE

Sch G (US Pending)

Docket Number	Application Number	Application Date	Title

P0950	10/797,617	3/9/2004	IMAGE PROCESSING USING EMBEDDED REGISTRATION DATA TO DETERMINE AND COMPENSATE FOR GEOMETRIC TRANSFORMATION

P0951	10/797,920	3/9/2004	METHOD AND APPARATUS FOR CONTENT IDENTIFICATION/CONTROL

P0956	10/804,581	3/18/2004	SYNCHRONIZING BROADCAST CONTENT WITH CORRESPONDING NETWORK CONTENT

P0962	10/816,175	3/31/2004	OPTICALLY VARIABLE DEVICES WITH ENCRYPTED EMBEDDED DATA FOR AUTHENTICATION OF IDENTIFICATION DOCUMENTS

P0965	10/817,456	4/2/2004	METHODS AND SYSTEMS FOR INTERACTING WITH PRINTED ARTICLES, SUCH AS POSTERS

P0975	10/823,997	4/13/2004	PORTABLE DEVICES AND METHODS EMPLOYING DIGITAL WATERMARKING

P0979	10/836,094	4/29/2004	FRAGILE AND EMERGING DIGITAL WATERMARKS

P0980	10/839,328	5/4/2004	APPARATUS FOR RENDERING CONTENT

P0981	10/839,305	5/4/2004	METHODS FOR PLAYING PROTECTED CONTENT

P0982	10/839,067	5/4/2004	METHODS TO SECURELY PACKAGE CONTENT

P0988	10/850,579	5/19/2004	DIGITAL WATERMARKS AND TRADING CARDS

P0991	10/857,266	5/28/2004	CONTENT OBJECTS WITH COMPUTER INSTRUCTIONS STEGANOGRAPHICALLY ENCODED THEREIN, AND ASSOCIATED METHODS

P0993	10/858,820	6/1/2004	IDENTIFICATION DOCUMENT INCLUDING MULTIPLE WATERMARKS

P0994	10/861,317	6/3/2004	ECONOMICALLY SECURE DIGITAL MASS MEDIA SYSTEMS

Sch G (US Pending)

Docket Number	Application Number	Application Date	Title

P0995	10/866,172	6/10/2004	DIGITAL WATERMARKING WITH VARIABLE ORIENTATION AND PROTOCOLS

P0996	10/869,178	6/15/2004	DIGITAL WATERMARKING OF TONAL AND NON-TONAL COMPONENTS OF MEDIA SIGNALS

P1001	10/871,349	6/17/2004	WATERMARKING ELECTRONIC TEXT DOCUMENTS

P1008	10/887,242	7/7/2004	EMBEDDED DATA IN GAMING OBJECTS FOR AUTHENTICATION AND ASSOCIATION OF BEHAVIOR AND INFORMATION

P1009	10/893,141	7/15/2004	CONVEYING FINGERPRINT MINUTIAE WITH DIGITAL WATERMARKS

P1012	10/893,149	7/16/2004	UNIQUELY LINKING SECURITY ELEMENTS IN IDENTIFICATION DOCUMENTS

P1024	10/940,409	9/13/2004	MULTI-CHANNEL DIGITAL WATERMARKING

P1028	10/954,632	9/29/2004	METHODS AND APPARATUSES FOR PRINTER RECALIBRATION

P1037	10/973,934	10/25/2004	DIGITAL WATERMARKING APPARATUS AND METHODS

P1043	10/989,737	11/15/2004	MACHINE-READABLE SECURITY FEATURES FOR PRINTED OBJECTS

P1052	11/009,694	12/10/2004	OPTIMIZED DIGITAL WATERMARKING FUNCTIONS FOR STREAMING DATA

P1053	11/004,711	12/3/2004	SYSTEMS AND METHODS OF MANAGING AUDIO AND OTHER MEDIA

P1058	11/040,168	1/20/2005	SYNCHRONICATION OF DIGITAL WATERMARKS

P1059	11/039,720	1/19/2005	METHODS AND ARRANGEMENTS EMPLOYING DIGITAL CONTENT ITEMS

P1060	11/051,502	2/3/2005	DIGITAL WATERMARKING IMAGE SIGNALS ON-CHIP AND PHOTOGRAPHIC TRAVEL LOGS THROUGH DIGITAL WATERMARKING

P1063	11/050,888	2/3/2005	AUTHENTICATION OF PHYSICAL AND ELECTRONIC MEDIA OBJECTS USING DIGITAL WATERMARKS

Sch G (US Pending)

Docket Number	Application Number	Application Date	Title

P1064	11/050,407	2/2/2005	MANAGING AND INDEXING CONTENT ON A NETWORK WITH IMAGE BOOKMARKS AND DIGITAL WATERMARKS

P1066	11/058,917	2/15/2005	COLLATERAL DATA COMBINED WITH USER CHARACTERISTICS TO SELECT WEB SITE

P1074	11/082,179	3/15/2005	WATERMARK PAYLOAD ENCRYPTION METHODS AND SYSTEMS

P1075	11/082,217	3/15/2005	WATERMARK PAYLOAD ENCRYPTION FOR MEDIA INCLUDING MULTIPLE WATERMARKS

P1077	11/080,352	3/14/2005	METHOD AND APPARATUS FOR AUTOMATIC ID MANAGEMENT

P1080	11/082,182	3/15/2005	ASSOCIATING MEDIA THROUGH STEGANOGRAPHY

P1081	11/084,689	3/17/2005	DIGITAL WATERMARKING FOR WORKFLOW

P1083	11/096,225	3/30/2005	RECOVERABLE DIGITAL CONTENT DEGRADATION: METHOD AND APPARATUS

P1084	11/090,968	3/23/2005	DIGITALLY WATERMARKING HOLOGRAMS

P1089	11/101,188	4/6/2005	DATA PROCESSING SYSTEMS AND METHODS

P1110	11/152,686	6/13/2005	DIGITAL WATERMARKING METHODS, PROGRAMS AND APPARATUS

P1111W	11/152,684	6/13/2005	DIGITAL ASSET MANAGEMENT, TARGETED SEARCHING AND DESKTOP SEARCHING USING DIGITAL WATERMARKS

P1112	11/152,685	6/13/2005	METADATA MANAGEMENT AND GENERATION USING DIGITAL WATERMARKS

P1113	11/325,131	1/3/2006	METHODS FOR AUDIO WATERMARKING AND DECODING

P1114W	11/140,540	5/26/2005	DIGITAL WATERMARK KEY GENERATION

P1115	11/143,088	6/1/2005	CONDITIONING IMAGERY TO BETTER RECEIVE STEGANOGRAPHIC ENCODING

P1116W	11/142,827	5/31/2005	WATERMARKING A PAGE DESCRIPTION LANGUAGE FILE

Sch G (US Pending)

Docket Number	Application Number	Application Date	Title

P1120	11/153,901	6/14/2005	LOW VISIBLE DIGITAL WATERMARKS

P1124	11/153,520	6/14/2005	AUDIO/VIDEO COMMERCE APPLICATION ARCHITECTURAL FRAMEWORK

P1127W	11/187,783	7/22/2005	METHODS FOR STEGANOGRAPHIC ENCODING MEDIA

P1128	11/208,441	8/19/2005	RIGHTS MANAGEMENT SYSTEMS AND METHODS USING DIGITAL WATERMARKING

P1134	11/198,892	8/4/2005	ASSOCIATING DATA WITH IMAGES IN IMAGING SYSTEMS

P1135L	11/198,004	8/5/2005	FAST SIGNAL DETECTION AND DISTRIBUTED COMPUTING IN PORTABLE COMPUTING DEVICES

P1139	11/228,033	9/14/2005	HIERARCHICAL WATERMARK DETECTOR

P1140S	11/231,553	9/20/2005	BACKGROUND WATERMARK PROCESSING

P1141	11/226,847	9/13/2005	STEGANOGRAPHIC ENCODING AND DECODING OF AUXILIARY CODES IN MEDIA SIGNALS

P1142L	11/238,183	9/27/2005	GEOGRAPHICALLY WATERMARKED IMAGERY AND METHODS

P1143	11/244,429	10/4/2005	WATERMARK ENCODING AND DECODING

P1144L	11/244,907	10/5/2005	LINKING FROM PAPER INVOICES AND STATEMENTS TO ON-LINE RESOURCES

P1145	11/258,733	10/25/2005	HIDING AND DETECTING MESSAGES IN MEDIA SIGNALS

P1148	11/265,544	11/2/2005	INTERNET LINKING FROM AUDIO AND IMAGE CONTENT

P1149	11/270,802	11/8/2005	AUTHENTICATING IDENTIFICATION AND SECURITY DOCUMENTS

P1151	11/274,758	11/14/2005	DATA TRANSMISSION BY WATERMARK PROXY

P1152	11/280,835	11/15/2005	ROUTING NETWORKS FOR USE WITH CONTENT LINKING SYSTEMS

Sch G (US Pending)

Docket Number	Application Number	Application Date	Title

P1154	11/286,146	11/23/2005	REGISTERING WITH COMPUTER SYSTEMS

P1156	11/286,134	11/23/2005	CONSUMER DRIVEN METHODS FOR ASSOCIATING CONTENT IDENTIFIERS WITH RELATED WEB ADDRESSES

P1157	11/295,345	12/5/2005	WATERMARKING DIFFERENT AREAS OF DIGITAL IMAGES WITH DIFFERENT INTENSITIES

P1159	11/302,972	12/13/2005	INTEGRATING DIGITAL WATERMARKS IN MULTIMEDIA CONTENT

P1160	11/302,974	12/13/2005	WATERMARK ORIENTATION SIGNALS CONVEYING PAYLOAD DATA

P1164	11/317,327	12/22/2005	STEGANOGRAPHICALLY ENCODED VIDEO, AND RELATED METHODS

P1167	11/331,430	1/11/2006	WATERMARK-BASED PERSONAL AUDIO APPLIANCE

P1171	11/361,672	2/24/2006	SAFEGUARDING PRIVATE INFORMATION THROUGH DIGITAL WATERMARKING

P1172	11/349,743	2/7/2006	DIGITAL WATERMARK DETECTION UTILIZING HOST CARRIER INFORMATION

P1173	11/359,756	2/21/2006	USER CONTROL AND ACTIVATION OF WATERMARK ENABLED OBJECTS

P1174	11/360,002	2/21/2006	EMBEDDING HIDDEN AUXILIARY CODE SIGNALS IN MEDIA

P1175	11/361,671	2/24/2006	DIGITAL WATERMARKING SYSTEMS AND METHODS

P1176	11/362,430	2/24/2006	GEOGRAPHIC-BASED WATERMARKING KEYS

P1177	11/365,976	2/28/2006	REVERSIBLE WATERMARKING USING EXPANSION, RATE CONTROL AND ITERATIVE EMBEDDING

P1179	11/371,374	3/7/2006	BATCH IDENTIFIER REGISTRATION AND EMBEDDING IN MEDIA SIGNALS

P1182	11/389,560	3/23/2006	DIGITAL WATERMARKING AND FINGERPRINTING INCLUDING SYNCHRONIZATION, LAYERING, VERSION CONTROL, AND COMPRESSED EMBEDDING

Sch G (US Pending)

Docket Number	Application Number	Application Date	Title

P1188	11/381,295	5/2/2006	ACTIVE IMAGES THROUGH DIGITAL WATERMARKING

P1190	11/382,453	5/9/2006	EMBEDDING GEO-LOCATION INFORMATION IN MEDIA

P1192	11/382,207	5/8/2006	CAPTURING AND ENCODING UNIQUE USER ATTRIBUTES IN MEDIA SIGNALS

P1193	11/382,427	5/9/2006	METHOD AND SYSTEM FOR INTERNET ACCESS

P1194	11/382,850	5/11/2006	DIGITAL MEDIA METHODS

P1195	11/382,855	5/11/2006	CONTENT PROTECTION ARRANGEMENTS

P1197	11/383,684	5/16/2006	EMBEDDING AND READING CODES ON OBJECTS

P1198	11/383,742	5/16/2006	ENCODING AND DECODING SIGNALS FOR DIGITAL WATERMARKING

P1199	11/419,718	5/22/2006	METHOD AND APPARATUS FOR ENCODING SUBSTRATES WITH INFORMATION

P1200	11/420,580	5/26/2006	METHODS AND APPARATUS FOR ROBUST EMBEDDED DATA

P1202	11/452,662	6/13/2006	DIGITAL WATERMARK AND STEGANOGRAPHIC DECODING

P1203	11/427,265	6/28/2006	DIGITAL WATERMARK DETECTION USING PREDETERMINED COLOR PROJECTIONS

P1208	11/456,813	7/11/2006	CURVE FITTING FOR SYNCHRONIZING READERS OF HIDDEN AUXILIARY DATA

P1209	11/458,639	7/19/2006	METHODS AND SYSTEMS FOR INSERTING WATERMARKS IN DIGITAL SIGNALS

P1214	11/498,528	8/2/2006	PERCEPTUAL MODELING OF MEDIA SIGNALS FOR DATA HIDING

P1216	11/465,405	8/17/2006	DIGITAL WATERMARKING COMPRESSED VIDEO CAPTURED FROM ARIAL SENSORS

P1218	11/466,392	8/22/2006	CONTENT INDEXING AND SEARCHING USING CONTENT IDENTIFIERS AND ASSOCIATED METADATA

Sch G (US Pending)

Docket Number	Application Number	Application Date	Title

P1219	11/468,258	8/29/2006	IMAGE MANAGEMENT SYSTEM AND METHODS USING DIGITAL WATERMARKS

P1220	11/530,391	9/8/2006	SYSTEMS AND METHODS FACILITATING COMMUNICATION WITH REMOTE COMPUTERS

P1221	11/527,361	9/25/2006	IDENTIFICATION DOCUMENT AND RELATED METHODS

P1222	11/535,895	9/27/2006	HIDING CODES IN INPUT DATA

P1223	11/536,487	9/28/2006	METHOD, APPARATUS AND PROGRAMS FOR GENERATING AND UTILIZING CONTENT SIGNATURES

P1227	11/537,965	10/2/2006	DIGITAL WATERMARKED IMAGERY, VIDEO, MAPS AND SIGNS

P1228	11/538,368	10/3/2006	PROVIDING TRAVEL-LOGS BASED ON HIDDEN GEO-LOCATION METADATA

P1229	11/543,431	10/4/2006	GEOGRAPHIC INFORMATION SYSTEMS USING DIGITAL WATERMARKS

P1230	11/545,081	10/5/2006	DIGITAL WATERMARKING, STEGANOGRAPHIC DATA HIDING AND INDEXING CONTENT

P1231	11/544,990	10/5/2006	DIGITAL WATERMARKS

P1232	11/553,406	10/26/2006	METHODS FOR STEGANOGRAPHIC ENCODING MEDIA

P1233	11/552,436	10/24/2006	METHODS AND APPARATUS TO PROCESS MEDIA

P1234	11/548,167	10/10/2006	WATERMARK SYSTEMS AND METHODS

P1235	11/551,607	10/20/2006	ASSOCIATING FIRST AND SECOND WATERMARKS WITH AUDIO OR VIDEO CONTENT

P1237	11/557,832	11/8/2006	PRINTING MEDIA AND METHODS EMPLOYING DIGITAL WATERMARKING

P1241	11/562,357	11/21/2006	WATERMARKING COMPRESSED DATA

P1242	11/564,225	11/28/2006	WATERMARK EMBEDDING FUNCTIONS ADAPTED FOR TRANSMISSION CHANNELS

Sch G (US Pending)

Docket Number	Application Number	Application Date	Title

P1244	11/567,128	12/5/2006	DIGITAL WATERMARKING APPLICATIONS

P1245	11/614,921	12/21/2006	CONTENT METADATA DIRECTORY SERVICES

P1247	11/613,123	12/19/2006	PATTERN RECOGNITION OF OBJECTS IN IMAGE STREAMS

P1248	11/612,959	12/19/2006	COMPUTING DISTORTION OF MEDIA SIGNALS USING EMBEDDED DATA WITH REPETITIVE STRUCTURE AND LOG-POLAR MAPPING

P1249	11/613,088	12/19/2006	AUTHENTICATION METHODS AND SYSTEMS INCLUDING EMBEDDED AUXILIARY DATA

P1250	11/613,876	12/20/2006	METHODS, APPARATUS AND PROGRAMS FOR GENERATING AND UTILIZING CONTENT SIGNATURES

P1252	11/614,942	12/21/2006	CONTENT METADATA DIRECTORY SERVICES

P1253	11/614,947	12/21/2006	RULES DRIVEN PAN ID METADATA ROUTING SYSTEM AND NETWORK

P1255	11/619,123	1/2/2007	METHODS, SYSTEMS, AND SUB-COMBINATIONS USEFUL IN MEDIA IDENTIFICATION

P1257	11/620,993	1/8/2007	VISUAL CONTENT-BASED INTERNET SEARCH METHODS AND SUB-COMBINATIONS

P1258	11/620,999	1/8/2007	AUDIO-BASED INTERNET SEARCH METHODS AND SUB-COMBINATIONS

P1259	11/621,877	1/10/2007	METHODS TO EVALUATE IMAGES, VIDEO AND DOCUMENTS

P1260	11/621,905	1/10/2007	APPARATUS TO PROCESS IMAGES, VIDEO AND OBJECTS

P1262	11/621,459	1/9/2007	STEGANOGRAPHICALLY ENCODING METALLIC, SHINY OR SPECULAR SURFACES

P1263	11/621,254	1/9/2007	ENHANCED PERIPHER INPUT

P1265	11/622,373	1/11/2007	METHODS UTILIZING STEGANOGRAPHY

P1267	11/625,125	1/19/2007	CAPTURING PHYSICAL FEATURE DATA

Sch G (US Pending)

Docket Number	Application Number	Application Date	Title

P1268	11/625,139	1/19/2007	METHODS AND CARDS EMPLOYING OPTICAL PHENOMENA

P1269	11/625,162	1/19/2007	OBJECT PROCESSING EMPLOYING MOVEMENT

P1270	11/671,371	2/5/2007	METHODS AND DEVICES EMPLOYING OPTICAL SENSORS AND/OR STEGANOGRAPHY

P1271	11/670,841	2/2/2007	WIRELESS METHODS AND DEVICES EMPLOYING STEGANOGRAPHY

P1273	11/626,150	1/23/2007	IDENTIFICATION DOCUMENTS AND AUTHENTICATION OF SUCH DOCUMENTS

P1275	11/691,938	3/27/2007	METHOD AND APPARATUS FOR EMBEDDING AUXILIARY INFORMATION WITHIN ORIGINAL DATA

P1276	11/671,291	2/5/2007	METHOD AND APPARATUS FOR CONTENT MANAGEMENT

P1277	11/670,852	2/2/2007	WATERMARKING TO CONVEY AUXILIARY INFORMATION, AND MEDIA EMBODYING SAME

P1278	11/668,927	1/30/2007	METHODS FOR MONITORING AUDIO AND IMAGES ON THE INTERNET

P1279	11/669,016	1/30/2007	SOFT ERROR DECODING OF STEGANOGRAPHIC DATA

P1281	11/672,313	2/7/2007	MONITORING OF VIDEO OR AUDIO BASED ON IN-BAND DATA AND OUT-OF-BAND DATA

P1282	11/672,330	2/7/2007	DIGITAL WATERMARKING METHODS, SYSTEMS AND APPARATUS

P1283	11/671,848	2/6/2007	METHODS AND DEVICES EMPLOYING CONTENT IDENTIFIERS

P1284	11/671,888	2/6/2007	METHODS AND DEVICES EMPLOYING CONTENT IDENTIFIERS

P1285	11/671,869	2/6/2007	METHODS AND DEVICES EMPLOYING CONTENT IDENTIFIERS

P1286	11/672,354	2/7/2007	DIGITAL WATERMARKING METHODS, SYSTEMS AND APPARATUS

Sch G (US Pending)

Docket Number	Application Number	Application Date	Title

P1287	11/673,931	2/12/2007	METHOD AND APPARATUS FOR ASSOCIATING IDENTIFIERS WITH CONTENT

P1288	11/675,461	2/15/2007	AUTHENTICATING SIGNALS AND IDENTIFICATION AND SECURITY DOCUMENTS

P1289	11/676,942	2/20/2007	AUDIO ENCODING TO CONVEY AUXILIARY INFORMATION, AND MEDIA EMBODYING SAME

P1290	11/675,505	2/15/2007	DIGITAL AUTHENTICATION WITH DIGITAL AND ANALOG DOCUMENTS

P1294	11/678,474	2/23/2007	METHODS AND SYSTEMS FOR STEGANOGRAPHIC PROCESSING

P1295	11/682,802	3/6/2007	CONTENT PROCESSING METHODS USING REVERSIBLE WATERMARKING

P1297	11/688,682	3/20/2007	ELECTRONIC FORMS INCLUDING DIGITAL WATERMARKING

P1299	11/695,523	4/2/2007	DIGITAL WATERMARK SYSTEMS AND METHODS

P1300	11/697,610	4/6/2007	IMPROVEMENTS IN SPEECH RECOGNITION, AND RELATED SYSTEMS

P1301	11/733,094	4/9/2007	AUCTION METHODS AND SYSTEMS

P1302	11/735,292	4/13/2007	METHODS AND SYSTEMS USEFUL IN LINKING FROM OBJECTS TO REMOTE RESOURCES

P1304	11/738,973	4/23/2007	FINGERPRINTING OF MEDIA SIGNALS

P1305	11/739,387	4/24/2007	SENSING DATA FROM PHYSICAL OBJECTS

P1306	11/739,534	4/24/2007	SUBSTITUTING OBJECTS BASED ON STEGANOGRAPHIC ENCODING

P1307	11/739,614	4/24/2007	AUTHENTICATING METADATA AND EMBEDDING METADATA IN WATERMARKS OF MEDIA SIGNALS

P1309	11/740,140	4/25/2007	METHODS AND SYSTEMS RESPONSIVE TO FEATURES SENSED FROM IMAGERY OR OTHER DATA

Sch G (US Pending)

Docket Number	Application Number	Application Date	Title

P1310	11/745,909	5/8/2007	SECURITY FEATURES FOR OBJECTS AND METHOD REGARDING SAME

P1311	11/746,804	5/10/2007	METHODS AND SYSTEMS EMPLOYING DIGITAL CONTENT

P1312	11/746,811	5/10/2007	METHODS AND SYSTEMS EMPLOYING DIGITAL CONTENT

P1313	11/748,851	5/15/2007	METHODS FOR GENERATING ENHANCED DIGITAL IMAGES

P1314	11/752,137	5/22/2007	VIDEO STEGANOGRAPHY OR ENCODING

P1315	11/754,919	5/29/2007	INTEGRATING STEGANOGRAPHIC ENCODING IN MULIMEDIA CONTENT

P1316	60/939,580	5/22/2007	ROBUST SPECTRAL ENCODING METHOD

P1317	11/754,126	5/25/2007	GESTURAL TECHNIQUES WITH WIRELESS MOBILE PHONE DEVICES

P1318	11/756,418	5/31/2007	GESTURAL USE OF WIRELESS MOBILE PHONE DEVICES TO SIGNAL TO REMOTE SYSTEMS

P1319	11/756,432	5/31/2007	WIRELESS MOBILE PHONE METHODS

P1321	11/758,573	6/5/2007	DISTRIBUTED CONTENT IDENTIFICATION

P1323	11/761,953	6/12/2007	ADAPTIVE PREDICTION FILTERING FOR DIGITAL WATERMARKING

P1324	11/775,728	7/10/2007	METHODS EMPLOYING TOPICAL SUBJECT CRITERIA IN VIDEO PROCESSING

P1325	11/775,734	7/10/2007	METHODS EMPLOYING TOPICAL SUBJECT CRITERIA IN VIDEO PROCESSING

P1327	11/825,258	7/3/2007	IDENTIFICATION AND PROTECTION OF SECURITY DOCUMENTS

P1328	11/775,726	7/10/2007	PROVIDING REPORTS ASSOCIATED WITH VIDEO AND AUDIO CONTENT

Sch G (US Pending)

Docket Number	Application Number	Application Date	Title

P1329	11/779,061	7/17/2007	DIGITAL WATERMARKS FOR CHECKING AUTHENTICITY OF PRINTED OBJECTS

P1330	11/781,677	7/23/2007	DIGITAL WATERMARKING MAPS AND SIGNS, AND RELATED NAVIGATIONAL TOOLS

P1331	11/781,781	7/23/2007	SECURING MEDIA CONTENT WITH STEGANOGRAPHIC ENCODING

P1332	11/835,142	8/7/2007	EMBEDDING LOCATION DATA IN VIDEO

P1333	11/866,145	10/2/2007	ASSESSING QUALITY OF SERVICE USING DIGITAL WATERMARK INFORMATION

P1334	11/846,449	8/28/2007	DIGITAL WATERMARKS

P1335	11/847,231	8/29/2007	MACHINE-READABLE FEATURES FOR OBJECTS

P1336	11/847,914	8/30/2007	RIGHTS MANAGEMENT SYSTEM AND METHODS

P1339	11/865,557	10/1/2007	RIGHTS MANAGEMENT SYSTEMS AND METHODS USING CONTENT IDENTIFIERS

P1341	11/867,480	10/4/2007	METHODS FOR LINKING FROM OBJECTS TO REMOTE RESOURCES

P1342	60/978,077	10/5/2007	CONTENT SERIALIZATION BY VARYING CONTENT PROPERTIES, INCLUDING VARYING MASTER COPY WATERMARK PROPERTIES

P1345	11/874,054	10/17/2007	ASSOCIATING OBJECTS WITH CORRESPONDING BEHAVIORS

P1346	11/875,551	10/19/2007	WIRELESS METHODS AND DEVICES EMPLOYING STEGANOGRAPHY

P1347	11/876,583	10/22/2007	METHODS FOR CONTROLLING RENDERING OF IMAGES AND VIDEO

P1348	11/923,355	10/24/2007	EMBEDDING DATA IN AUDIO AND DETECTING EMBEDDED DATA IN AUDIO

P1349	11/877,450	10/23/2007	DIGITAL WATERMARKING APPARATUS AND METHODS

P1350	11/877,463	10/23/2007	DETECTING MEDIA AREAS LIKELY OF HOSTING WATERMARKS

Sch G (US Pending)

Docket Number	Application Number	Application Date	Title

P1351	11/877,518	10/23/2007	SECURE DOCUMENTS WITH HIDDEN SIGNALS, AND RELATED METHODS AND SYSTEMS

P1352	11/877,486	10/23/2007	DIGITAL WATERMARK SYSTEMS AND METHODS

P1354	11/877,832	10/24/2007	CONTENT PROTECTION ARRANGEMENTS

P1355	11/932,161	10/31/2007	CONTENT MANAGEMENT OF PUBLIC/PRIVATE CONTENT, INCLUDING USE OF DIGITAL WATERMARKS TO ACCESS PRIVATE CONTENT

P1356	11/925,261	10/26/2007	AUDIO ENCODING TO CONVEY AUXILIARY INFORMATION, AND MEDIA EMBODYING SAME

P1357	11/926,942	10/29/2007	EMBEDDING DATA IN AND DETECTING EMBEDDED DATA FROM VIDEO OBJECTS

P1358	11/928,300	10/30/2007	VIDEO WATERMARKING USING TEMPORAL ANALYSIS

P1359	11/929,137	10/30/2007	WATERMARKING USING MULTIPLE WATERMARKS AND KEYS, INCLUDING KEYS DEPENDENT ON THE HOST SIGNAL

P1360	11/932,839	10/31/2007	CONNECTED AUDIO AND OTHER MEDIA OBJECTS

P1361	11/925,303	10/26/2007	STEGANOGRAPHIC ENCODING AND DETECTING FOR VIDEO SIGNALS

P1362	11/924,914	10/26/2007	SYSTEMS AND METHODS FOR PROCESSING CONTENT OBJECTS

P1363	11/925,594	10/26/2007	USING OBJECT IDENTIFIERS WITH CONTENT DISTRIBUTION

P1364	11/925,510	10/26/2007	AUTHENTICATION OF OBJECTS USING STEGANOGRAPHY

P1365	11/925,602	10/26/2007	METHODS, OBJECTS AND APPARATUS EMPLOYING MACHINE READABLE DATA

P1366	11/927,075	10/29/2007	CONNECTED AUDIO AND OTHER MEDIA OBJECTS

Sch G (US Pending)

Docket Number	Application Number	Application Date	Title

P1367	11/927,168	10/29/2007	DIGITAL AUTHENTICATION WITH ANALOG DOCUMENTS

P1368	11/927,117	10/29/2007	AUTHENTICATION OF IDENTIFICATION DOCUMENTS

P1369	11/932,288	10/31/2007	NETWORK LINKING METHODS AND APPARATUS

P1371	11/940,017	11/14/2007	DIGITAL WATERMARK SYSTEMS AND METHODS

P1372	11/940,837	11/15/2007	PHYSICAL CREDENTIALS AND RELATED METHODS

P1373	11/941,268	11/16/2007	METHODS AND SYSTEMS RESPONSIVE TO FEATURES SENSED FROM IMAGERY OR OTHER DATA

P1375	11/943,361	11/20/2007	DIGITAL WATERMARKS AS A GATEWAY AND CONTROL MECHANISM

P1376	11/945,859	11/27/2007	CONTENT IDENTIFIERS

P1377	61/016,321	12/21/2007	OPTIMIZING CONTENT FINGERPRINT SEARCHING AND CACHE MANAGEMENT

P1378	12/001,764	12/11/2007	METHODS FOR MARKING IMAGES

P1379	11/961,625	12/20/2007	METHODS FOR ANALYZING ELECTRONIC MEDIA INCLUDING VIDEO AND AUDIO

P1381	12/014,690	1/15/2008	WAVELET DOMAIN WATERMARKS

P1382	12/017,636	1/22/2008	DATA HIDING IN MEDIA

P1383	12/030,135	2/12/2008	WATERMARKING EMPLOYING THE TIME-FREQUENCY DOMAIN

P1384	61/034,850	3/11/2008	SOFTWARE WATERMARKING

P1385	12/048,072	3/13/2008	METHOD AND SYSTEM FOR DETERMINING CONTENT TREATMENT

P1386	12/050,000	3/17/2008	METHODS COMBINING MULTIPLE FRAMES OF IMAGE DATA

Sch G (US Pending)

Docket Number	Application Number	Application Date	Title

P1387	12/050,820	3/18/2008	WATERMARKNG A MEDIA SIGNAL BY ADJUSTING FREQUENCY COMAIN VALUES AND ADAPTING TO THE MEDIA SIGNAL

P1388	12/057,745	3/28/2008	PERCEPTIBILITY MODEL APPLIED TO WATERMARK SIGNALS

P1389	12/059,954	3/31/2008	LAYERED ABSTRACTION SYSTEMS AND METHODS FOR PERSISTENT CONTENT IDENTITY

P1390	12/103,513	4/15/2008	APPARATUS AND METHODS TO PROCESS VIDEO OR AUDIO

P1391	12/105,647	4/18/2008	METHOD AND APPARATUSES FOR PRINTER RECALIBRATION

P1392	12/106,815	4/21/2008	WIRELESS METHODS USING SIGNATURE CODES

P1393	12/107,484	4/22/2008	SUBSTITUTING OR REPLACING COMPONENTS IN MEDIA OBJECTS BASED ON STEGANOGRAPHIC ENCODING

P1394	12/109,573	4/25/2008	CORRECTING IMAGE CAPTURE DISTORTION

P1395	12/114,612	5/2/2008	METHODS FOR IDENTIFYING AUDIO OR VIDEO CONTENT

P1397	12/116,633	5/7/2008	SYSTEMS AND METHODS FACILITATING COMMUNICATION WITH REMOTE COMPUTERS

P1398	12/115,341	5/5/2008	DATA PROCESSING SYSTEMS AND METHODS

P1399	12/116,143	5/6/2008	ROUTING NETWORKS FOR USE WITH CONTENT LINKING SYSTEMS

P1400	12/116,117	5/6/2008	DETECTING EMBEDDED SIGNALS IN MEDIA CONTENT USING COINCIDENCE METRICS

P1401	12/116,645	5/7/2008	CONTROLLING USE OF AUDIO OR IMAGE CONTENT

P1402	12/120,150	5/13/2008	CONTENT INDEXING AND SEARCHING USING CONTENT IDENTIFIERS AND ASSOCIATED METADATA

Sch G (US Pending)

Docket Number	Application Number	Application Date	Title

P1403	12/124,032	5/20/2008	QUANTIZATION-BASED DATA EMBEDDING IN MAPPED DATA

P1404	12/125,840	5/22/2008	ROBUST SPECTRAL ENCODING AND DECODING METHODS

P1405	12/126,730	5/23/2008	METHODS AND SYSTEMS FOR INTERACTING WITH PHYSICAL OBJECTS

P1407	12/138,198	6/12/2008	CONTENT AUTHENTICATION AND RECOVERY USING DIGITAL WATERMARKS

P1409	12/143,389	6/20/2008	DIGITAL MEDIA METHODS

Sch H (Foreign Pending)

Docket Number	Country	Application Number	Application Date	Title

53039-DIV-HK	Hong Kong	5108893.6	10/6/2005	VIDEO WITH HIDDEN IN-BAND DIGITAL DATA

53039-EP-DIV	European Patent Convention	4030490.9	11/16/1994	VIDEO WITH HIDDEN IN-BAND DIGITAL DATA

EWG-085- CA	Canada	2,318,564	1/20/1999	Multiple Watermarking Techniques

P0019 44771-CA	Canada	2,174,413	11/16/1994	IDENTIFICATION/AUTHENTICATION CODING METHOD AND APPARATUS

P0025 48700	Japan	534,258/96	5/7/1996	STEGANOGRAPHY SYSTEMS

P0025 48700DIV1	Japan	2007-124835	5/7/1996	STEGANOGRAPHY SYSTEMS

P0025 48700DIV2	Japan	2007-124838	5/7/1996	STEGANOGRAPHY SYSTEMS

P0027 48702-DIV	Canada	2,483,419	5/7/1996	STEGANOGRAPHY SYSTEMS

P0029 49622-DIV	Canada	2,504,316	7/30/1993	METHOD AND SYSTEM FOR DIGITAL IMAGE SIGNATURES

P0031 49624DIV3	Japan	2007-208188	8/9/2007	METHOD AND SYSTEM FOR DIGITAL IMAGE SIGNATURES

P0031 49624DIV4	Japan	2007-108405	4/17/2007	METHOD AND SYSTEM FOR DIGITAL IMAGE SIGNATURES

P0075 60002	European Patent Convention	97924752.5	5/16/1997	COMPUTER SYSTEM LINKED BY USING INFORMATION IN DATA OBJECTS

P0213 60294	Canada	2,326,565	4/14/1999	DIGITAL WATERMARKING AND BANKNOTES

P021560296-DIV2	Japan	2007-303525	4/14/1999	DIGITAL WATERMARKING AND BANKNOTES

P0265-DIV1	China P.R.	2.0071E+11	6/24/1999	DIGITAL WATERMARKS AND METHODS FOR SECURITY DOCUMENTS

Sch H (Foreign Pending)

Docket Number	Country	Application Number	Application Date	Title

P0265-HK	Hong Kong	5111612	12/15/2005	DIGITAL WATERMARKS AND METHODS FOR SECURITY DOCUMENTS

P0266	India	IN/PCT/2001/00029	6/24/1999	DIGITAL WATERMARKS AND METHODS FOR SECURITY DOCUMENTS

P0267	European Patent Convention	99931962.7	6/24/1999	DIGITAL WATERMARKS AND METHODS FOR SECURITY DOCUMENTS

P0271	South Africa	20010615	6/24/1999	DIGITAL WATERMARKS AND METHODS FOR SECURITY DOCUMENTS

P0277	Hong Kong	106041.6	9/25/2000	COMPUTER SYSTEM LINKED BY USING INFORMATION IN DATA OBJECTS

P0398	Japan	604,566/2000	3/10/2000	SIGNAL PROCESSING METHODS, DEVICES, AND APPLICATIONS FOR DIGITAL RIGHTS MANAGEMENT

P0401	Canada	2,364,433	3/10/2000	SIGNAL PROCESSING METHODS, DEVICES, AND APPLICATIONS FOR DIGITAL RIGHTS MANAGEMENT\nKEN LEVY CASE!!!

P0453	Canada	2,373,208	5/18/2000	METHODS AND SYSTEMS FOR PROCESSING AUDIO

P0454	European Patent Convention	936096.7	5/18/2000	METHODS AND SYSTEMS EMPLOYING DIGITAL WATERMARKING IN MUSIC AND OTHER MEDIA

P0455	Japan	P2000-618895	5/18/2000	METHODS AND SYSTEMS EMPLOYING DIGITAL WATERMARKING IN MUSIC AND OTHER MEDIA

P0456	South Korea	10-2001-7014759	5/18/2000	METHODS AND SYSTEMS EMPLOYING DIGITAL WATERMARKING IN MUSIC AND OTHER MEDIA

Sch H (Foreign Pending)

Docket Number	Country	Application Number	Application Date	Title

P0457S-DIV	Australia	200505804	5/15/2000	METHODS AND SYSTEMS FOR CONTROLLING COMPUTERS OR LINKING TO INTERNET RESOURCES FROM PHYSICAL AND ELECTRONIC OBJECTS

P0458	Canada	2,373,511	5/15/2000	METHODS AND SYSTEMS FOR CONTROLLING COMPUTERS OR LINKING TO INTERNET RESOURCES FROM PHYSICAL AND ELECTRONIC OBJECTS

P0460	Japan	P2000-618954	5/15/2000	METHODS AND SYSTEMS FOR CONTROLLING COMPUTERS OR LINKING INTERNET RESOURCES FROM PHYSICAL AND ELECTRONIC OBJECTS

P0461	South Korea	10-2001-7014758	5/15/2000	METHODS AND SYSTEMS FOR CONTROLLING COMPUTERS OR LINKING TO INTERNET RESOURCES FROM PHYSICAL AND ELECTRONIC OBJECTS

P0634	Japan	2001-549260	12/21/2000	DIGITAL WATERMARKS AS DATA PROXIES

P0635	South Korea	10-2002-7008469	12/21/2000	DIGITAL WATERMARKS AS DATA PROXIES

P0636	Japan	2001-552328	1/11/2001	AUTHENTICATING METADATA AND EMBEDDING METADATA IN WATERMARKS OF MEDIA SIGNALS

P0637	South Korea	10-2002-7009046	1/11/2001	AUTHENTICATING METADATA AND EMBEDDING METADATA IN WATERMARKS OF MEDIA SIGNALS

P0638	European Patent Convention	1942456.3	1/11/2001	AUTHENTICATING METADATA AND EMBEDDING METADATA IN WATERMARKS OF MEDIA SIGNALS

P0653L	Japan	2001-555365	1/25/2001	CONNECTED AUDIO AND OTHER MEDIA OBJECTS

Sch H (Foreign Pending)

Docket Number	Country	Application Number	Application Date	Title

P0654	European Patent Convention	1906702.4	1/25/2001	CONNECTED AUDIO AND OTHER MEDIA OBJECTS

P0655	South Korea	10-2002-7009576	1/25/2001	CONNECTED AUDIO AND OTHER MEDIA OBJECTS

P0656	Japan	2001-560828	2/14/2001	WATERMARK ENCODER AND DECODER ENABLED SOFTWARE

P0657	European Patent Convention	1909242.8	2/14/2001	WATERMARK ENCODER AND DECODER ENABLED SOFTWARE

P0658-DIV-KR	South Korea	10-2007-7014559	2/14/2001	WATERMARK ENCODER AND DECODER ENABLED SOFTWARE

P0670	Japan	2001-570009	3/16/2001	TRANSMARKING, WATERMARK EMBEDDING FUNCTIONS AS RENDERING COMMANDS, AND FEATURE-BASED WATERMARKING OF MULTIMEDIA SIGNALS

P0671	European Patent Convention	1920399.1	3/16/2001	TRANSMARKING, WATERMARK EMBEDDING FUNCTIONS AS RENDERING COMMANDS, AND FEATURE-BASED WATERMARKING OF MULTIMEDIA SIGNALS

P0738-EP	European Patent Convention	2797258.7	12/9/2002	FORENSIC DIGITAL WATERMARKING WITH VARIABLE ORIENTATION AND PROTOCOLS

P0738-JP	Japan	2003-553418	12/9/2002	FORENSIC DIGITAL WATERMARKING WITH VARIABLE ORIENTATION AND PROTOCOLS

P0739EP-DIV	European Patent Convention	7004478.9	7/20/2001	USING EMBEDDED DATA WITH FILE SHARING

P0740	South Korea	10-2003-7000844	7/20/2001	USING EMBEDDED DATA WITH FILE SHARING

P0741	Japan	2002-514579	7/20/2001	USING EMBEDDED DATA WITH FILE SHARING

Sch H (Foreign Pending)

Docket Number	Country	Application Number	Application Date	Title

P0742	Canada	2416530	7/20/2001	USING EMBEDDED DATA WITH FILE SHARING

P0744	Japan	2002-515380	7/30/2001	DIGITAL WATERMARKS AND TRADING CARDS

P0745	European Patent Convention	1954933.6	7/24/2001	AUTHENTICATION WATERMARKS FOR PRINTED OBJECTS AND RELATED APPLICATIONS

P0747	Japan	2002-514649	7/24/2001	AUTHENTICATION WATERMARKS FOR PRINTED OBJECTS AND RELATED APPLICATIONS

P0768-HK	Hong Kong	3101649	3/6/2003	WATERMARK ENCODER AND DECODER ENABLED SOFTWARE

P0790-EP	European Patent Convention	3709137.8	2/14/2003	AUTHENTICATING PRINTED DOCUMENTS USING DIGITAL WATERMARKS ASSOCIATED WITH MULTIDIMENSIONAL QUALITY METRICS (Pitney Bowes)

P0795-JP	Japan	2002-535062	10/10/2001	HALFTONE WATERMARKING AND RELATED APPLICATIONS

P0795-JP-DIV	Japan	2006-083301	10/10/2001	HALFTONE WATERMARKING AND RELATED APPLICATIONS

P0801-EP	European Patent Convention	1988889	10/25/2001	DIGITALLY MARKED OBJECTS AND PROMOTIONAL METHODS

P0802-AU	Australia	2002211634	10/10/2001	HALFTONE WATERMARKING AND RELATED APPLICATIONS

P0863S	European Patent Convention	3021208.8	5/7/1996	METHOD OF EMBEDDING A MACHINE READABLE STEGANOGRAPHIC CODE IN A DOCUMENT

P0894-CA	Canada	2,502,232	10/14/2003	IDENTIFICATION DOCUMENTS AND RELATED METHODS

P0894-EP	European Patent Convention	3779118.3	10/14/2003	IDENTIFICATION DOCUMENTS AND RELATED METHODS

Sch H (Foreign Pending)

Docket Number	Country	Application Number	Application Date	Title

P0894-HK	Hong Kong	6100621.1	1/13/2006	IDENTIFICATION DOCUMENTS AND RELATED METHODS

P0913-EP	European Patent Convention	3790079.2	11/26/2003	SYSTEMS AND METHODS FOR AUTHENTICATION OF PRINT MEDIA

P0913-JP	Japan	3790079.2	11/26/2003	SYSTEMS AND METHODS FOR AUTHENTICATION OF PRINT MEDIA

P0920S-EP	European Patent Convention	2744779.6	7/1/2002	HIDING INFORMATION OUT-OF-PHASE IN COLOR CHANNELS

P0946-EP	European Patent Convention	4718025.2	3/5/2004	CAMERA AND DIGITAL WATERMARKING SYSTEMS AND METHODS

P0946-JP	Japan	2006-509158	3/5/2004	CAMERA AND DIGITAL WATERMARKING SYSTEMS AND METHODS

P0946-KR	South Korea	10-2550-7016613	3/5/2004	CAMERA AND DIGITAL WATERMARKING SYSTEMS AND METHODS

P0948-EP	European Patent Convention	4718023.7	3/5/2004	CONTENT IDENTIFICATION, PERSONAL DOMAIN, COPYRIGHT NOTIFICATION, METADATA AND E-COMMERCE

P0948-JP	Japan	P22006-509157	3/5/2004	CONTENT IDENTIFICATION, PERSONAL DOMAIN, COPYRIGHT NOTIFICATION, METADATA AND E-COMMERCE

P0969-JP	Japan	2004-114515	11/16/1994	IDENTIFICATION/AUTHENTICATION CODING METHOD AND APPARATUS- DIV OF 44769

P0969-JP-DIV	Japan	2007-025998	11/16/1994	IDENTIFICATION/AUTHENTICATION CODING METHOD AND APPARATUS- DIV OF 44769

P1013-CA	Canada	2532296	7/16/2004	UNIQUELY LINKING SECURITY ELEMENTS IN IDENTIFICATION DOCUMENTS

Sch H (Foreign Pending)

Docket Number	Country	Application Number	Application Date	Title

P1013-EP	European Patent Convention	4778348.5	7/16/2004	UNIQUELY LINKING SECURITY ELEMENTS IN IDENTIFICATION DOCUMENTS

P1013-HK	Hong Kong	6105861.9	5/22/2006	UNIQUELY LINKING SECURITY ELEMENTS IN IDENTIFICATION DOCUMENTS

P1040-JP	Japan	2004-326916	11/16/1994	IDENTIFICATION/AUTHENTICATION CODING METHOD AND APPARATUS - Div of 44769

P1061-EP	European Patent Convention	5722787.8	2/3/2005	DIGITAL WATERMARKING IMAGE SIGNALS ON-CHIP AND PHOTOGRAPHIC TRAVEL LOGS THROUGH DIGITAL WATERMARKING

P1061-JP	Japan	2006-552319	2/3/2005	DIGITAL WATERMARKING IMAGE SIGNALS ON-CHIP AND PHOTOGRAPHIC TRAVEL LOGS THROUGH DIGITAL WATERMARKING

P1076-EP	European Patent Convention	5729199.9	3/18/2005	WATERMARK PAYLOAD ENCRYPTION METHODS AND SYSTEMS

P1082-JP	Japan	2007-504140	3/18/2005	SYNCHRONIZING BROADCAST CONTENT WITH CORRESPONDING NETWORK CONTENT

P1123-JP	Japan	2007-518107	6/13/2005	DIGITAL ASSET MANAGEMENT, TARGETED SEARCHING AND DESKTOP SEARCHING USING DIGITAL WATERMARKS

P1136-CN	China P.R.	2.0058E+11	8/5/2005	FAST SIGNAL DETECTION AND DISTRIBUTED COMPUTING IN PORTABLE COMPUTING DEVICES

P1136-EP	European Patent Convention	5783829.4	8/5/2005	FAST SIGNAL DETECTION AND DISTRIBUTED COMPUTING IN PORTABLE COMPUTING DEVICES

Sch H (Foreign Pending)

Docket Number	Country	Application Number	Application Date	Title

P1136-JP	Japan	2007-524987	8/5/2005	FAST SIGNAL DETECTION AND DISTRIBUTED COMPUTING IN PORTABLE COMPUTING DEVICES

P1150-EP	European Patent Convention	5818684.2	11/8/2005	AUTHENTICATING IDENTIFICATION AND SECURITY DOCUMENTS

P1246	Patent Cooperation Treaty	PCT/US06/62523	12/21/2006	RULES DRIVEN PAN ID METADATA ROUTING SYSTEM AND NETWORK

P1266	Patent Cooperation Treaty	PCT/US07/60788	1/19/2007	METHODS, SYSTEMS, AND SUBCOMBINATIONS USEFUL WITH PHYSICAL ARTICLES

P1280	Patent Cooperation Treaty	PCT/US07/061693	2/6/2007	GEOGRAPHIC-BASED WATERMARKING KEYS

P1291	Patent Cooperation Treaty	PCT/US07/62608	2/22/2007	SAFEGUARDING PRIVATE INFORMATION THROUGH DIGITAL WATERMARKING

P1374	Patent Cooperation Treaty	PCT/US07/84933	11/16/2007	METHODS AND SYSTEMS RESPONSIVE TO FEATURES SENSED FROM IMAGERY OR OTHER DATA

P1246-CA	Canada	not yet assigned	12/21/2006	RULES DRIVEN PAN ID METADATA ROUTING SYSTEM AND NETWORK

P1246-JP	Japan	not yet assigned	12/21/2006	RULES DRIVEN PAN ID METADATA ROUTING SYSTEM AND NETWORK

Schedule I

Service Terms and Conditions

Schedule I to License Agreement

Service Terms and Conditions

Capitalized terms used but not otherwise defined in these Service Terms and Conditions shall have the meanings given to such terms in the License Agreement to which these Service Terms and Conditions are attached as Schedule I (“License Agreement”) or in the Separation Agreement, as the case may be.

ARTICLE I

SERVICES

DMRC shall provide services to the Company to maintain and support the IDMarc Software and to customize the IDMarc Software, IDMarc Source Code and/or DMRC Digital Watermarking Platform for use and exploitation by the Company within the Secure ID Field, and any other services related to the IDMarc Software, IDMarc Source Code and/or DMRC Digital Watermarking Platform (other than the training and technical assistance to be provided by DMRC to the Company pursuant to Section 2.2(c) of the License Agreement).  DMRC may also provide services to the Company mutually agreed upon by the parties relating to research, development, engineering, quality assurance, preparing, obtaining and maintaining jointly owned patents, project management, reporting, and such other services or activities as the parties may mutually agree.  All of the foregoing services in this Article I are collectively referred to as “Services.”

ARTICLE II

PERFORMANCE OF SERVICES

Section 2.1.                                  Manner of Performance.  DMRC shall provide the Services being requested herein with the degree of care, skill, confidentiality and diligence consistent with its current practices, but in no event less than in conformance with industry standards.  Subject to Section 2.2 below, DMRC shall ensure that its personnel providing services hereunder shall devote sufficient time and effort as reasonably required to perform the Services.

Section 2.2.                                  Statement of Work.  All Services will be provided by DMRC pursuant to a written Statement of Work mutually agreed upon and signed by DMRC and the Company (each a “Statement of Work”).  If the amount of work requested by the Company in a calendar quarter will exceed the expected quarterly hours of one full-time equivalent employee, the parties will reach agreement on the particular services to be performed and expenditures to be made by DMRC before the work begins.

Each Statement of Work shall be successively numbered (i.e., 1, 2, 3 and so on) and include, among other things mutually agreed upon by DMRC and the Company, a description of the work or services to be provided and any deliverables (and specifications therefor), any fees for such work, services and deliverables, a timetable for completion of such work, services and deliverables, and any maintenance and support obligations relating to such deliverables.  Any such Statement of Work shall take into account DMRC’s available resources.

DMRC and the Company agree that each party shall designate, and set forth in each Statement of Work, the name of a qualified representative of such party to serve as the primary point of contact for all communications relating to the performance of such Statement of Work.  Neither party shall be obligated under any Statement of Work unless and until such Statement of Work is signed by a duly authorized representative of each party.

If DMRC reasonably believes that any requested changes to a Statement of Work will result in additional expenditures exceeding any pre-approved expenditures by the Company in such Statement of Work, it shall so inform the Company.  If the Company and DMRC agree to the requested changes and such additional expenditures, they shall amend such Statement of Work to reflect such changes.

Section 2.3.                                  Provision of Information.  Any data, information, equipment or general directions necessary for DMRC to perform the Services shall be provided to DMRC in a timely manner.

Section 2.4.                                  Laws and Regulations.  The parties agree that they will provide and use the results of the Services contemplated hereunder only in accordance with all applicable federal, state and local laws and regulations, and in accordance with the conditions, rules, regulations and specifications which may be set forth in any manuals, materials, documents or instructions provided to DMRC on or prior to the date of any Statement of Work.

Section 2.5.                                  No Representations or Warranties.

2.5.1.                    THE PARTIES MAKE NO EXPRESS REPRESENTATIONS OR WARRANTIES EXCEPT THOSE EXPRESSLY STATED IN THESE SERVICE TERMS AND CONDITIONS OR ANY STATEMENT OF WORK.

2.5.2.                    EXCEPT FOR THOSE EXPRESSLY STATED IN THESE SERVICE TERMS AND CONDITIONS OR ANY STATEMENT OF WORK, EACH PARTY EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES, REPRESENTATIONS AND CONDITIONS OF ANY KIND, WHETHER EXPRESS OR IMPLIED, TO THE FULL EXTENT PERMISSIBLE, INCLUDING, BUT NOT LIMITED TO, AVAILABILITY, ACCURACY, COMPLETENESS, CORRECTNESS, RELIABILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE OR NON-INFRINGEMENT WITH RESPECT TO THE SERVICES, GOODS OR PRODUCTS FURNISHED IN CONNECTION HEREWITH.

Section 2.6.                                  Employees; Use of Subcontractors.  DMRC shall employ the employees necessary to enable it to perform the Services under the terms of the applicable Statement of Work.  If DMRC is unable to retain one or more employees necessary to provide or perform the Services for which DMRC is obligated under any Statement of Work, DMRC may hire or engage one or more subcontractors to perform one or more of such Services; provided, that DMRC will in all cases remain responsible for its respective obligations under such Statement of

Work, these Service Terms and Conditions and the License Agreement, including, without limitation, with respect to the scope of the Services, the standard for Services and the content of the Services provided.  Under no circumstances will the Company be responsible for making any payments directly to any subcontractor engaged by DMRC.

ARTICLE III

CHARGES FOR SERVICES

DMRC agrees that any fees charged to the Company with respect to any Services provided under any Statement of Work will be commercially reasonable fees that DMRC charges to its other similarly situated customers for similar services.

ARTICLE IV

PAYMENT OF CHARGES AND REIMBURSEMENTS

Section 4.1.                                  Invoice and Payment.  On or before the 30th day of each month during the term of any Statement of Work and, if payments are due, after such term, DMRC shall submit to the Company an invoice for the Services provided under such Statement of Work during the immediately preceding calendar month representing amounts determined in accordance with Article III above, if any.  Subject to Section 5.2 below, the Company shall remit payment to DMRC within thirty (30) days after its receipt of such invoice.  Unless otherwise agreed to in writing, the Company shall remit all funds due under any Statement of Work to DMRC (or its designee) by wire transfer in immediately available funds.

Section 4.2.                                  Out-of-pocket Expenditures.  The invoice shall also be accompanied by an itemization of those out-of-pocket expenditures reasonably incurred by DMRC in performing the Services.

ARTICLE V

RECORDS AND AUDITS

Section 5.1.                                  Records Maintenance and Audits.  DMRC shall, for two (2) years after the completion or termination of any Statement of Work, maintain records and other evidence sufficient to accurately and properly calculate any amounts due pursuant to Articles III and IV hereof.  The Company, or any of its officers, directors, employees, and other agents and representatives, including attorneys, agents, customers, suppliers, contractors and consultants (collectively, “Representatives”), shall have reasonable access, after requesting such access in writing, during normal business hours to such records for the purpose of auditing and verifying the accuracy of the invoices submitted regarding such amounts due; provided, however, that DMRC may redact such records to preserve the confidentiality of DMRC Confidential Information (as defined in the License Agreement) that is not necessary to verify the accuracy of the invoices.  Any such audits performed by or on behalf of the Company shall be at the Company’s sole cost and expense, unless the results of such audit reveals a five percent (5%) or more discrepancy in favor of the Company, in which case DMRC shall pay all reasonable costs and expenses directly associated with such audit.  DMRC shall reasonably cooperate with the Company’s Representatives to accomplish the audit.  The Company shall have the right to audit DMRC’s books for a period of one (1) year after the month in which the Services were rendered.

Section 5.2.                                  Disputed Amounts.  In the event of a good-faith dispute as to the amount or propriety of any invoice or any portions thereof submitted pursuant to Articles III and IV, the Company shall pay all charges on such invoice other than disputed amounts and shall promptly notify DMRC in writing of such disputed amounts.  As long as the parties are attempting in good faith to resolve the dispute, neither party shall be entitled to terminate the Services related to, or that are the cause of, the disputed amounts.

Section 5.3.                                  Undisputed Amounts.  Any statement or payment not disputed in writing by the Company within one (1) year after the month in which the Services were rendered shall be considered final and no longer subject to adjustment.

ARTICLE VI

INTELLECTUAL PROPERTY

Section 6.1. Intellectual Property and Technology Arising from the Services.

6.1.1.                                            Intellectual Property and Technology arising from the Services and jointly developed, created or conceived by the Company and DMRC shall be jointly owned by the parties as equal co-owners (the “Jointly Owned IP”).

6.1.2.                                            Other Intellectual Property and Technology arising from the Services and solely developed, created or conceived by DMRC shall be owned by DMRC and, subject to Section 6.2 below, exclusively licensed to the Company for the Secure ID Field.  DMRC agrees to grant such exclusive license in each relevant Statement of Work.

Section 6.2                                     Services Outside of the Secure ID Field.  If any project mutually agreed by the parties to be included in the Services will apply outside of the Secure ID Field or will apply both within and outside of the Secure ID Field, the scope of the exclusive license to be granted as set forth in Section 6.1.2 above for such work will be commensurate with such application.  The parties may also discuss licensing to the Company pre-existing rights to DMRC Patents and/or other DMRC patents supporting such application. This clause is subject to any agreements that DMRC has entered into prior to any such project being agreed upon by DMRC and the Company.

Section 6.3.                                  No Implied Licenses.  Nothing contained in these Service Terms and Conditions will be construed as conferring by implication, estoppel or otherwise, any license or other right under any Intellectual Property rights of either party except as expressly set forth in these Service Terms and Conditions, any Statement of Work or the License Agreement.

Section 6.4.                                  Patent Prosecution.  The parties shall endeavor to identify potentially patentable inventions arising from the Services relating to the Jointly Owned IP.  As such inventions are identified and the filing of patent applications is agreed upon by the parties, (a) DMRC will have primary responsibility to manage the process of applying for, prosecuting and maintaining patents relating to Jointly Owned IP that is primarily related to the Digital Watermarking Field and (b) the Company will have primary responsibility to manage the process of applying for, prosecuting and maintaining patents relating to Jointly Owned IP that is primarily related to the Secure ID Field (DMRC (in the case of (a)) and the Company (in the case of (b)), each a “Prosecuting Party”).  All patents and patent applications that claim any Jointly Owned IP shall be jointly owned by DMRC and the Company.

The parties shall agree upon a process enabling the non-Prosecuting Party to have prior review of patent applications relating to Jointly Owned IP for which the Prosecuting Party is responsible for preparing and prosecuting.  DMRC and the Company shall share the reasonable expenses (including reasonable in-house or outside attorneys’ fees, filing fees and maintenance costs) incurred by the Prosecuting Party in the prosecution and maintenance of such patent applications and resulting patents on an equal (50/50) basis, including reasonable expenses incurred after the termination of the relevant Statement of Work or the License Agreement.

Notwithstanding the foregoing, either party may decide, at any time, that it does not wish to pay its share of the costs of applying for, prosecuting or maintaining any patent or patent application relating to Jointly Owned IP, which decision can be made on a jurisdiction by jurisdiction basis.  In that event, the other party has the option either to abandon such patent or patent application, or to proceed on its own to pay the remaining costs of applying for, prosecuting or maintaining such patent or patent application.  If either party elects not to pay its share of the costs of applying for, prosecuting or maintaining such patent or patent application, notwithstanding that the other party may elect to apply for, prosecute and maintain such patent or patent application, the parties’ respective ownership and rights in such patent or patent application shall otherwise remain unchanged.

All costs and expenses reasonably incurred by the Prosecuting Party that are to be paid by the non-Prosecuting Party pursuant to this Section 6.4 shall be invoiced by the Prosecuting Party and paid by the non-Prosecuting Party pursuant to Article IV above.

Section 6.5.                                  Exploitation of Jointly Owned IP.  Each party shall have the right to fully exploit the Jointly Owned IP (including any patents that claim any Jointly Owned IP).  Each party shall be entitled to retain all revenue obtained by it from third parties (without reporting or accounting to the other) as a result of any revenue generating activities with respect to any Jointly Owned IP.

ARTICLE VII

CONFIDENTIALITY

Section 7.1.                                  Source Code for DMRC Digital Watermarking Platform.

7.1.1                       Before any source code for the DMRC Digital Watermarking Platform or any other digital watermarking source code (excluding the IDMarc Source Code) shall be provided to the Company, the parties will agree on the obligations of the Company to adopt and maintain a very high level of security related to maintaining the confidentiality of such source code.

7.1.2                       The Company agrees to use any such source code in its possession, custody or control for the sole and exclusive purpose of exploitation by the Company within the Secure ID Field (and for any other purpose as DMRC and the Company may mutually agree upon in writing or in any Statement of Work).

7.1.3.                    The Company agrees not to assign, sell, distribute, license or otherwise transfer any of such source code in a manner inconsistent with the License Agreement, these Service Terms and Conditions or any Statement of Work.

7.1.4.                    The Company shall advise DMRC immediately in the event that the Company learns or has reason to believe that any person to whom the Company has given access to such source code, or any portion thereof, has violated or intends to violate the terms of this Service Terms and Conditions.  The Company shall, at the Company’s expense, reasonably cooperate with DMRC in seeking injunctive or other equitable relief against any such person.

ARTICLE VIII

TERM OF SERVICE TERMS AND CONDITIONS

Unless sooner terminated pursuant to Article IX hereof or extended as mutually agreed upon in writing by DMRC and the Company, these Service Terms and Conditions shall be effective for a term commencing at the Acceptance Time and ending five (5) years after the Acceptance Time.

ARTICLE IX

TERMINATION

Section 9.1.                                  Termination of Service Terms and Conditions or Statement of Work.  These Service Terms and Conditions or any Statement of Work may be terminated after the Acceptance Time:

(a) at the election of a non-breaching party if the other party fails to perform or violates any material obligation of these Service Terms and Conditions or any Statement of Work and fails to cure such breach within thirty (30) days after the receipt of written notice of such breach from the non-breaching party, in which case, the non-breaching party shall have no liability for such termination;

(b) immediately (i) upon the filing by a party of a voluntary petition in bankruptcy or insolvency or petitions for reorganization under any bankruptcy law, (ii) if a party consents to involuntary petition in bankruptcy or if a receiving order is given against the party under the United States Bankruptcy Code; or (iii) if an order, judgment or decree by a court of competent jurisdiction, upon the application of a creditor, is entered approving a petition seeking reorganization or appointing a receiver, trustee or liquidator of all or substantially all of such party’s assets and such order, judgment or decree continues in effect for a period of sixty (60) consecutive days; or

(c) by mutual written agreement of the parties.

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